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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-6352

                              ING Series Fund, Inc.
               (Exact name of registrant as specified in charter)

               7337 E. Doubletree Ranch Rd., Scottsdale, AZ 85258
               (Address of principal executive offices) (Zip code)

 The Corporation Trust Incorporated, 300 E. Lombard Street, Baltimore, MD 21202
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 1-800-992-0180

Date of fiscal year end:   March 31

Date of reporting period:  March 31, 2003

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

ANNUAL REPORT


March 31, 2003                               FIXED INCOME FUNDS
CLASSES A, B, C, I AND O                     ING Bond Fund
                                             ING Government Fund
                                             ING Aeltus Money Market Fund


                                    [GRAPHIC]


                                                                     [LION LOGO]
                                                                      ING FUNDS

                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

          President's Letter ...................................     1
          Portfolio Managers' Reports ..........................     2
          Index Descriptions ...................................     7
          Report of Independent Accountants ....................     8
          Statements of Assets and Liabilities .................     9
          Statements of Operations .............................    11
          Statements of Changes in Net Assets ..................    12
          Financial Highlights .................................    15
          Notes to Financial Statements ........................    22
          Portfolios of Investments ............................    32
          Tax Information ......................................    41
          Director and Officer Information .....................    42

                               PRESIDENT'S LETTER
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to present the March 31, 2003 Annual Report for the ING Funds. There are three Fixed Income Funds included in this Annual Report.

Amid the difficulties of the past year, we were successful in integrating the operations of various mutual fund groups that have been acquired by ING Groep N.V. over the past two years. The ING Funds family now offers more than 150 open- and closed-end funds and variable products with a wide range of investment objectives and styles.

At ING Funds we are dedicated to providing core investments for the serious investor. Our goal is to understand and anticipate your needs and objectives, and manage our products accordingly. We greatly appreciate your continued investment in the ING Funds.

Sincerely,

/s/ James M. Hennessy

James M. Hennessy
President
ING Funds Services, LLC
May 15, 2003

ING BOND FUND                                         Portfolio Manager's Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT: Managed by James B. Kauffmann, Aeltus Investment Management, Inc., the Sub-Adviser.

GOAL: The ING Bond Fund (the "Fund") seeks to provide as high a level of total return as is consistent with reasonable risk, primarily through investment in a diversified portfolio of investment-grade corporate bonds, and debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.*

MARKET REVIEW: The year ended March 31, 2003 witnessed some of the greatest volatility and sudden credit turbulence in recent memory. As the year progressed, scores of erstwhile investment grade names -- many of which were in the top fifty corporate issuers by size -- plummeted to junk. A number of these fallen angels -- which included names such as Tyco, Worldcom, and Qwest -- were perpetrators of financial fraud. Yet, the repercussions were broad and devastating. Moreover, the credit default swap markets provided hedge funds the means to exploit the illiquidity in widely held or tarnished names.

Disappointing earnings and a relentless equity market tailspin prompted institutional investors to seek refuge in U. S. Treasuries, mortgage-backed securities, and higher quality emerging market debt. Geo-political uncertainties exacerbated the flight to quality and pushed U. S. Treasuries to a forty-year low during the year. Low interest rates, in turn, incited a riot of mortgage refinancing.

By the beginning of the fourth quarter, U. S. domestic investment grade credit risk premia stood at historic levels. The magnitude of the Federal Reserve's November rate cut surprised the markets, and risk taking returned. Hedge funds scrambled to cover shorts in the credit default swaps market while traditional bond investors sold Treasuries to add spread product in both high yield and investment grade sectors. Despite the turmoil in specific sectors, bonds out-performed equities for the third year in a row as the Lehman Brothers Aggregate Bond Index posted a positive 10.25% return in 2002.

Many emerging markets actually benefited from the turbulence in U. S. credit markets as Chile, Mexico, Malaysia, and others were sought out as safe havens. Whereas elections in Brazil and political troubles in Venezuela did not initially augur well for their debt, the convergence trade in middle Europe, improvement in Russia, and the peaceful handover of power in Turkey boosted returns for those sovereigns.

With the advent of the first quarter of 2003 foreign and domestic capital markets became increasingly focused on the pending war with Iraq. Early January witnessed the continuation of the late 2002 rallies; however, as the likelihood of hostilities increased, investors bid up short-dated Treasuries at the expense of stocks. Two year Treasuries touched generational lows, and the prices of gold and energy shot up dramatically. Days before the ground war actually started investors reversed that trade pushing Treasury yields back to levels last seen in December. Equities hit new highs for the year.

Gloomier economic statistics and the perception that the conflict may not conclude as swiftly as the first Gulf War took some steam out of the equity markets in the waning days of March. In our view, fragmentary reports from hundreds of embedded reporters in Iraq resulted in extremely volatile trading sessions for both stocks and bonds. Away from the unfolding war, the global economy appears tepid at best: Italy and the U. K. proved to be the hardiest in the EU posting a 0.4% growth in their gross domestic product. Germany was clocked at 0.0%. Back in the U. S. consumer confidence hit its lowest point since 1967. Employment and other important data have surprised analysts on the downside; for example, consumer spending dropped in both January and February after adjusting for higher fuel costs. This disturbing trend occurred despite record mortgage refinancing.

We believe that extraordinary winter weather in the Northeast and the procrastination of consumers and companies, alike, are partially to blame for the disappointing economic results. Yet, it is difficult to gauge whether the weak data is a harbinger of increasing softness or merely a pause. Even the Federal Reserve expressed its own lack of clarity in its March statement: "in light of the unusually large uncertainties clouding the geopolitical situation...the Committee does not believe it can usefully characterize the current balance of risks..."

PERFORMANCE: For the year ended March 31, 2003, the Fund's Class A Shares, excluding sales charges, provided a total return of 10.79% and the Funds Class I shares provided a total return of 11.16% versus 11.69% for the Lehman Brothers Aggregate Bond Index.

PORTFOLIO SPECIFICS: Management of the Fund by the fixed income team in Atlanta started in the Fall of 2002. Prior managers cited exposure to euro-denominated bonds and the avoidance of the major credit debacles evident in the summer as a key source of out-performance. However, a short duration stance and exposure to high yield were a drag. During the fourth quarter, the Fund's exposure to credit was increased to 10% overweight relative to the index as the domestic economy, credit fundamentals and bond market technicals all indicated tighter credit spreads in the coming months. This credit overweight was continued into 2003 and high yield was added which augured for very strong relative performance.

MARKET OUTLOOK: The only certainty is uncertainty; we expect the markets to remain volatile for the near-term. Exogenous events such as war and terrorism are notoriously hard to manage. We still believe that fiscal and monetary stimulus will keep the U. S. economy out of recession in 2003, but that growth may be subdued. Central banks have not run out of options to prime the financial system.

A double dip recession will not easily subside especially if consumers pinch their pocket books. A clear picture of business conditions may not appear until the impact of the war becomes evident. Our chief concern is that a spendthrift consumer single-handedly kept the economy in plus territory for some time. The ability to shrink one's mortgage payment by refinancing and the tendency to take cash out in the process has fueled this spending. We believe that what is needed now is renewed hiring and increased capital expenditures by businesses which will likely come slowly in this era of corporate de-levering.

In our view, high grade bonds have garnered out-sized excess returns since the grim days of last November, but they now appear fully valued and provide less reward for their inherent risk. Consequently, we have reduced our investment grade corporate and agency exposure in favor of other sectors. We are over-weight mortgages, commercial mortgages, and asset-backed securities. And we have initiated positions in emerging market debt (EMD), which not only offers attractive yields but often trades independently of economic conditions in the
U. S. Generally, the sector will benefit from stabilizing or improving credit profiles, diminished supply, and high demand. Many EMD issuers are now investment grade. Additionally we have increased high yield exposure given its declining correlation with equities and Treasuries, improving credit fundamentals, and incremental yield.

* While the Fund invests in securities guaranteed by the U.S. Government as to timely payments of interest and principal, the Fund shares are not insured or guaranteed.

Portfolio Manager's Report                                         ING BOND FUND
--------------------------------------------------------------------------------

                                              4/15/94      3/31/95      3/31/96      3/31/97      3/31/98
                                             ----------   ----------   ----------   ----------   ----------
ING Bond Fund Class A With Sales Charge      $    9,529   $    9,844   $   10,806   $   11,249   $   12,285
ING Bond Fund Class A Without Sales Charge   $   10,000   $   10,330   $   11,339   $   11,804   $   12,892
Lehman Brothers Aggregate Bond Index         $   10,000   $   10,499   $   11,631   $   12,203   $   13,665

                                              3/31/99      3/31/00      3/31/01      3/31/02      3/31/03
                                             ----------   ----------   ----------   ----------   ----------
ING Bond Fund Class A With Sales Charge      $   13,038   $   13,094   $   14,592   $   15,201   $   16,841
ING Bond Fund Class A Without Sales Charge   $   13,682   $   13,741   $   15,312   $   15,952   $   17,673
Lehman Brothers Aggregate Bond Index         $   14,552   $   14,825   $   16,682   $   17,574   $   19,628

                                              3/31/93      3/31/94      3/31/95      3/31/96      3/31/97      3/31/98
                                             ----------   ----------   ----------   ----------   ----------   ----------
ING Bond Fund Class I                        $1,000,000   $1,033,400   $1,068,000   $1,179,900   $1,239,100   $1,360,700
Lehman Brothers Aggregate Bond Index         $1,000,000   $1,023,700   $1,074,800   $1,190,700   $1,249,200   $1,398,900

                                              3/31/99      3/31/00      3/31/01      3/31/02      3/31/03
                                             ----------   ----------   ----------   ----------   ----------
ING Bond Fund Class I                        $1,447,400   $1,457,100   $1,629,200   $1,699,700   $1,889,500
Lehman Brothers Aggregate Bond Index         $1,489,800   $1,517,600   $1,707,800   $1,799,100   $2,009,400

                                             AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED MARCH 31, 2003
                             ---------------------------------------------------------------------------------------------------
                                                           SINCE INCEPTION   SINCE INCEPTION   SINCE INCEPTION   SINCE INCEPTION
                                                              OF CLASS A        OF CLASS B        OF CLASS C       OF CLASS O
                             1 YEAR   5 YEARS   10 YEARS      04/15/1994        03/01/1999        06/30/1998       08/01/2001
                             ------   -------   --------      ----------        ----------        ----------       ----------
Including Sales Charge:
  Class A(1)                  5.48%    5.48%        --           5.99%               --                --               --
  Class B(2)                  5.02%      --         --             --              5.52%               --               --
  Class C(3)                  9.06%      --         --             --                --              5.60%              --
  Class I                    11.16%    6.79%      6.57%            --                --                --               --
  Class O                    10.81%      --         --             --                --                --             7.37%
Excluding Sales Charge:
  Class A                    10.79%    6.51%        --           6.56%               --                --               --
  Class B                    10.02%      --         --             --              5.94%               --               --
  Class C                    10.06%      --         --             --                --              5.60%              --
  Class I                    11.16%    6.79%      6.57%            --                --                --               --
  Class O                    10.81%      --         --             --                --                --             7.37%
Lehman Brothers Aggregate
 Bond Index                  11.69%    7.51%      7.23%          7.78%(4)          7.75%             7.40%(5)         8.43%

Based upon a $10,000 initial investment for Class A and a $1,000,000 initial investment for Class I the table and graphs above illustrate the total return of ING Bond Fund against the Lehman Brothers Aggregate Bond Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of the sales charges.

Performance table and graph do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the maximum Class A sales charge of 4.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Since inception performance for the index is shown from 04/01/1994.

(5)  Since inception performance for the index is shown from 07/01/1998.

PRINCIPAL RISK FACTOR(S): The principal risks of investing in the Fund are those generally attributable to debt investing, including increases in interest rates and loss of principal. Generally, when interest rates rise, bond prices fall. Bonds with longer maturities tend to be more sensitive to changes in interest rates. For all bonds there is a risk that the issuer will default. High-yield bonds generally are more susceptible to the risk of default than higher rated bonds. International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic. Risks of foreign investing are generally intensified for investments in emerging markets.

                 See accompanying index descriptions on page 7.

ING GOVERNMENT FUND                                   Portfolio Managers' Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT: Managed by a team of fixed income specialists Aeltus Investment Management, Inc., the Sub-Adviser.

GOAL: The ING Government Fund (the "Fund") seeks to provide income consistent with the preservation of capital through investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.*

MARKET REVIEW: The year ended March 31, 2003 witnessed some of the greatest volatility and sudden credit turbulence in recent memory. As the year progressed, scores of erstwhile investment grade names -- many of which were in the top fifty corporate issuers by size -- plummeted to junk. A number of these fallen angels -- which included names such as Tyco, Worldcom, and Qwest -- were perpetrators of financial fraud. Yet, the repercussions were broad and devastating. Moreover, the credit default swap markets provided hedge funds the means to exploit the illiquidity in widely held or tarnished names.

Disappointing earnings and a relentless equity market tailspin prompted institutional investors to seek refuge in U. S. Treasuries, mortgage-backed securities, and higher quality emerging market debt. Geo-political uncertainties exacerbated the flight to quality and pushed U. S. Treasuries to a forty-year low during the year. Low interest rates, in turn, incited a riot of mortgage refinancing.

By the beginning of the fourth quarter, U. S. domestic investment grade credit risk premia stood at historic levels. The magnitude of the Federal Reserve's November rate cut surprised the markets, and risk taking returned. Hedge funds scrambled to cover shorts in the credit default swaps market while traditional bond investors sold Treasuries to add spread product in both high yield and investment grade sectors. Despite the turmoil in specific sectors, bonds out-performed equities for the third year in a row as the Lehman Brothers Aggregate Bond Index posted a positive 10.25% return in 2002.

With the advent of the first quarter of 2003 foreign and domestic capital markets became increasingly focused on the pending war with Iraq. Early January witnessed the continuation of the late 2002 rallies; however, as the likelihood of hostilities increased, investors bid up short-dated Treasuries at the expense of stocks. Two year Treasuries touched generational lows, and the prices of gold and energy shot up dramatically. Days before the ground war actually started investors reversed that trade pushing Treasury yields back to levels last seen in December. Equities hit new highs for the year.

Gloomier economic statistics and the perception that the conflict may not conclude as swiftly as the first Gulf War, took some steam out of the equity markets in the waning days of March. In our view, fragmentary reports from hundreds of embedded reporters in Iraq resulted in extremely volatile trading sessions for both stocks and bonds. Away from the unfolding war, the global economy appears tepid at best: Italy and the U. K. proved to be the hardiest in the EU posting a 0.4% growth in their gross domestic product. Germany was clocked at 0.0%. Back in the U. S. consumer confidence hit its lowest point since 1967. Employment and other important data have surprised analysts on the downside; for example, consumer spending dropped in both January and February after adjusting for higher fuel costs. This disturbing trend occurred despite record mortgage refinancing.

We believe that extraordinary winter weather in the Northeast and the procrastination of consumers and companies, alike, are partially to blame for the disappointing economic results. Yet, it is difficult to gauge whether the weak data is a harbinger of increasing softness or merely a pause. Even the Federal Reserve expressed its own lack of clarity in its March statement: "in light of the unusually large uncertainties clouding the geopolitical situation...the Committee does not believe it can usefully characterize the current balance of risks..."

PERFORMANCE: For the year ended March 31, 2003, the Fund's Class A shares excluding sales charges, provided a total return of 9.52% and the Fund's Class I shares provided a total return of 9.76% versus 10.95% for the Lehman Brothers Intermediate Government Bond Index.

PORTFOLIO SPECIFICS: Beginning in the spring a short duration posture was the chief culprit in underperformance, as a weakening economy and a declining stock market pushed short Treasury yields to forty-year lows. During the second and third quarter an overweight in agencies and mortgages provided a very small boost to returns. The first quarter of 2003 a long duration, under-weight in agencies, and an over-weight in U.S. Treasury Inflation Protected Securities ("TIPS") were detrimental.

MARKET OUTLOOK: The only certainty is uncertainty; we expect the markets to remain volatile for the near-term. Exogenous events such as war and terrorism are notoriously hard to manage for. We still believe that fiscal and monetary stimulus will keep the U. S. economy out of recession in 2003, but that growth may be subdued. Central banks have not run out of options to prime the financial system.

Our concerns regarding a double dip recession have not subsided especially if consumers pinch their pocket books. A clear picture of business conditions may not appear until the impact of the war becomes evident. Our chief concern is that a spendthrift consumer single-handedly kept the economy in plus territory for some time. The ability to shrink one's mortgage payment by refinancing and the tendency to take cash out in the process has fueled this spending. We believe that what is needed now is renewed hiring and increased capital expenditures by businesses, which will likely come slowly in this era of corporate de-levering.

The Fund is currently neutral in duration and curve exposure, overweight TIPS and mortgages.

* While the Fund invests in securities guaranteed by the U.S. Government as to timely payments of interest and principal, the Fund's shares are not insured or guaranteed.

Portfolio Managers' Report                                   ING GOVERNMENT FUND
--------------------------------------------------------------------------------

                                                      4/15/94      3/31/95      3/31/96      3/31/97      3/31/98
                                                     ----------   ----------   ----------   ----------   ----------
ING Government Fund Class A With Sales Charge        $    9,527   $    9,961   $   10,775   $   11,085   $   12,272
ING Government Fund Class A Without Sales Charge     $   10,000   $   10,455   $   11,310   $   11,635   $   12,881
Lehman Brothers Intermediate Government Bond Index   $   10,000   $   10,427   $   11,376   $   11,916   $   13,033

                                                      3/31/99      3/31/00      3/31/01      3/31/02      3/31/03
                                                     ----------   ----------   ----------   ----------   ----------
ING Government Fund Class A With Sales Charge        $   12,956   $   13,179   $   14,633   $   15,153   $   16,595
ING Government Fund Class A Without Sales Charge     $   13,599   $   13,833   $   15,359   $   15,905   $   17,419
Lehman Brothers Intermediate Government Bond Index   $   13,890   $   14,226   $   15,927   $   16,720   $   18,550

                                                       1/4/94       3/31/94      3/31/95      3/31/96      3/31/97      3/31/98
                                                     ----------   ----------   ----------   ----------   ----------   ----------
ING Government Fund Class I                          $1,000,000   $  978,900   $1,025,400   $1,117,300   $1,158,000   $1,290,400
Lehman Brothers Intermediate Government Bond Index   $1,000,000   $  969,900   $1,011,700   $1,117,600   $1,165,600   $1,307,300

                                                       3/31/99      3/31/00      3/31/01      3/31/02      3/31/03
                                                     ----------   ----------   ----------   ----------   ----------
ING Government Fund Class I                          $1,365,500   $1,392,500   $1,549,700   $1,609,500   $1,766,600
Lehman Brothers Intermediate Government Bond Index   $1,394,500   $1,429,400   $1,605,600   $1,668,900   $1,892,600

                                                       AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED MARCH 31, 2003
                                           ----------------------------------------------------------------------------------------
                                                              SINCE INCEPTION   SINCE INCEPTION   SINCE INCEPTION   SINCE INCEPTION
                                                                 OF CLASS A        OF CLASS B        OF CLASS C       OF CLASS I
                                           1 YEAR   5 YEARS      04/15/1994        03/01/1999        06/30/1998       01/04/1994
                                           ------   -------      ----------        ----------        ----------       ----------
Including Sales Charge:
  Class A(1)                                4.26%     5.19%         5.82%               --                --               --
  Class B(2)                                3.75%       --            --              5.22%               --               --
  Class C(3)                                7.89%       --            --                --              5.34%              --
  Class I                                   9.76%     6.48%           --                --                --             6.35%
Excluding Sales Charge:
  Class A                                   9.52%     6.22%         6.39%               --                --               --
  Class B                                   8.75%       --            --              5.63%               --               --
  Class C                                   8.89%       --            --                --              5.34%              --
  Class I                                   9.76%     6.48%           --                --                --             6.35%
Lehman Brothers Intermediate Government
 Bond Index                                10.95%     7.31%         7.11%(4)          7.52%             7.30%(5)         6.69%(6)

Based upon a $10,000 initial investment for Class A and a $1,000,000 initial investment for Class I, the table and graphs above illustrate the total return of ING Government Fund against the Lehman Brothers Intermediate Government Bond Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of the sales charges.

Performance table and graph do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three-year period. Total returns would have have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the maximum Class A sales charge of 4.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Since inception performance for the index is shown from 04/01/1994.

(5)  Since inception performance for the index is shown from 07/01/1998.

(6)  Since inception performance for the index is shown from 01/01/1994.

PRINCIPAL RISK FACTOR(S): The Fund invests in securities guaranteed by the U.S. Government as to timely payment of interest and principal, but Fund shares are not insured or guaranteed. Bonds have fixed principal and return if held to maturity, but may fluctuate in the interim. The principal risks of investing in the Fund are those generally attributable to bond investing, including increases in interest rates. Generally, when interest rates rise, bond prices fall. Bonds with longer maturities tend to be more sensitive to changes in interest rates.

                 See accompanying index descriptions on page 7.

ING AELTUS MONEY MARKET FUND                          Portfolio Manager's Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT: Managed by Jennifer J. Thompson, CFA, Vice President, ING Investment Management, LLC., the Sub-Adviser.

GOAL: The ING Aeltus Money Market Fund (the "Fund") seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high quality money market instruments.

MARKET OVERVIEW: We began the period with relatively positive market views that the economy, which had been sluggish in 2001, might recover by the second half of 2002. The Federal Reserve Board's Federal Open Market Committee's (the "FOMC" or the "Fed") target rate ("Fed Funds") was 1.75% and market participants viewed an increase in this rate as probable by year-end. However, as the second quarter came and went, expectations changed significantly.

Market concerns surrounding corporate governance and accounting issues impacted an unprecedented number of companies and brought a negative tone to the financial markets. This continued into the third quarter and, by the fourth quarter, rising unemployment, weak consumer demand and uncertainty associated with Iraq and North Korea further delayed the long-awaited "economic recovery."

The Fed responded to the economic weakness by lowering its Fed Funds target rate by 50 basis points to 1.25% on November 6, 2002. This was the first and only move of the Fed Funds rate in 2002. The surprise 50 basis point ease was characterized as an insurance policy by Chairman Greenspan against additional economic weakness and was done to get the economy through its "soft spot."

The first quarter of 2003 was eventful and volatile. The markets and the world watched as United Nations weapons inspectors combed Iraq for weapons of mass destruction. President Bush set forth Iraq's continued violations of U.N. resolutions and prepared America and the world for war with or without U.N. Security Council support. Then, on March 19, 2003 Hussein's elusiveness and refusal to step down resulted in a U.S./U.K.-led declaration of war with the support of approximately 43 coalition members.

The war and the build up to war virtually paralyzed the economy in the first quarter of 2003. In addition, most market participants believed that the longer the war lasts, the worse it may be for the economy. The "political uncertainty" manifested itself in declining employment and low consumer confidence and spending, reduced business spending, higher energy prices and related stresses on the airline and transportation industries. Add to all of this the emergence of the SARS (Severe Acute Respiratory Syndrome) virus and its further impact on travel globally, and the economic outlook appears quite cloudy.

Even the Fed admitted its inability to characterize the risks to the economy going forward. At its March 18, 2003 FOMC meeting, it left its Fed Funds target unchanged at 1.25% but promised "heightened surveillance." Most interpreted this to mean the Fed would lower rates prior to the May 6, 2003 FOMC meeting should it determine that weak economic fundamentals were not merely war-related. Ultimately, should the war end relatively quickly, the economy and the markets could make a recovery.

The London Inter-Bank Offered Rate ("LIBOR") yield curve from one to twelve months showed significant volatility as market expectations changed throughout the year. The LIBOR curve flattened from 112 basis points to -2 basis points at the period end. One-month LIBOR rates declined from 1.88% to 1.30% and one-year LIBOR decreased from 3.00% to 1.28%. By the end of the period, many market participants expected the Fed to lower rates again prior to year-end.

PORTFOLIO SPECIFICS: The average maturity of the portfolio fluctuated with changes in LIBOR rates and market expectations. For most of the year, the average maturity was kept in line with or slightly longer than the benchmark, the iMoneyNet First Tier Retail Index. As such, long paper was selectively purchased when sufficiently compensated given Fed Funds rate expectations. Callable paper was purchased at higher yields than non-callable notes. In addition, the Fund significantly increased its position in Floating Rate Notes ("FRN") when possible which offered better relative value than commercial paper and would perform better in a rising rate environment than fixed rate paper.

When the Fed lowered rates in November, the Fund's average maturity was longer than competitors. At the period end, the fund's weighted average maturity was 67 days v. 55 days for the benchmark.

MARKET OUTLOOK: In early April, the market remains fairly volatile due to war developments and mixed economic data. Fed Funds and LIBOR futures are pricing in a probability of a Fed ease by mid-year.

Long paper, including callable paper, will be purchased to pick up yield if sufficiently compensated given Fed Funds rate expectations. In addition, the Fund will continue to purchase FRNs when reasonably priced, which may perform nicely should the economy turn around. Ultimately, once the uncertainty with the Iraqi war lifts, we may be better able to discern the economic path ahead. For the time being, the funds will likely keep its maturity longer than competitors with the belief that the economy will remain weak in the foreseeable future.

PRINCIPAL RISK FACTOR(S): An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER'S ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Fund holdings are subject to change daily.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

                               INDEX DESCRIPTIONS
--------------------------------------------------------------------------------

The IMONEYNET FIRST TIER RETAIL INDEX is an unmanaged index that includes the most broadly based money market funds.

The LEHMAN BROTHERS AGGREGATE BOND INDEX is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

The LEHMAN BROTHERS INTERMEDIATE GOVERNMENT BOND INDEX is an unmanaged Index that includes those bonds found in the Lehman Brothers Government Bond Index that have a maturity of one to 9.99 years.

                           All indices are unmanaged.
                 An investor cannot invest directly in an index.

                        REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of ING Series Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of ING Bond Fund, ING Government Fund and ING Aeltus Money Market Fund (three of the funds constituting ING Series Fund, Inc., hereafter collectively referred to as the "Funds") at March 31, 2003, the results of each of their operations, the changes in each of their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2003 by correspondence with the custodian, brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above. For all periods ending prior to and including March 31, 2002, the statements of changes in net assets and financial highlights of the Funds were audited by other auditors whose report dated April 24, 2002 expressed an unqualified opinion on those financial statements and financial highlights.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Denver, Colorado
May 23, 2003

            STATEMENTS OF ASSETS AND LIABILITIES as of March 31, 2003
--------------------------------------------------------------------------------

                                               ING             ING             ING
                                               BOND         GOVERNMENT     AELTUS MONEY
                                               FUND            FUND         MARKET FUND
                                           -------------   -------------   -------------
ASSETS:
Investments in securities at value*        $ 135,716,031   $  87,273,691   $          --
Short-term investments at amortized cost      35,873,436       3,131,000     334,105,070
Cash                                             674,259           1,079          19,896
Cash (collateral for futures)                    413,660              --              --
Foreign Cash**                                   212,356              --              --
Receivables:
  Investment securities sold                  12,098,051       6,166,893              --
  Fund shares sold                               924,304         316,720         851,014
  Interest                                     1,174,027         643,956         754,573
  Interest on swap contracts                     225,359              --              --
Prepaid expenses                                  11,366          11,482          24,510
Reimbursement due from manager                    47,084          14,685              --
                                           -------------   -------------   -------------
     Total assets                            187,369,933      97,559,506     335,755,063
                                           -------------   -------------   -------------
LIABILITIES:
Payable for investment securities
 purchased                                    43,893,801       8,805,345              --
Payable for fund shares redeemed                 160,407          43,372       1,296,436
Income distribution payable                       18,887           3,372           4,123
Payable to affiliates                             93,001          61,060         139,020
Payable for futures variation margin              10,759              --              --
Payable for director fees                            107             264           1,095
Payable to transfer agent                         27,611           4,267         106,093
Other accrued expenses and liabilities            82,122          44,526         109,309
                                           -------------   -------------   -------------
     Total liabilities                        44,286,695       8,962,206       1,656,076
                                           -------------   -------------   -------------
NET ASSETS                                 $ 143,083,238   $  88,597,300   $ 334,098,987
                                           =============   =============   =============
NET ASSETS WERE COMPRISED OF:
Paid-in Capital                            $ 136,747,466   $  85,918,157   $ 335,095,984
Undistributed net investment income            1,014,446          63,489         117,915
Accumulated net realized gain (loss) on
 investments, foreign currencies, swaps
 and futures                                   2,896,336         246,261      (1,114,912)
Net unrealized appreciation of
 investments, foreign currencies, swaps
 and futures                                   2,424,990       2,369,393              --
                                           -------------   -------------   -------------
NET ASSETS                                 $ 143,083,238   $  88,597,300   $ 334,098,987
                                           =============   =============   =============
 * Cost of securities                      $ 133,562,439   $  84,904,917   $          --
** Cost of foreign currencies              $     212,532   $          --   $          --

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                                ING                  ING                  ING
                                                BOND              GOVERNMENT          AELTUS MONEY
                                                FUND                 FUND              MARKET FUND
                                           ---------------      ---------------      ---------------
CLASS A:
Net assets                                 $    89,062,997      $    60,616,168      $   174,475,120
Shares authorized                              100,000,000          100,000,000        1,000,000,000
Par value                                  $         0.001      $         0.001      $         0.001
Shares outstanding                               8,217,205            5,649,956          174,896,755
Net asset value and redemption price per
 share                                     $         10.84      $         10.73      $          1.00
Maximum offering price per share           $         11.38(1)   $         11.27(1)   $          1.00
CLASS B:
Net assets                                 $     3,401,418      $     4,951,639      $     6,062,750
Shares authorized                              100,000,000          100,000,000        1,000,000,000
Par value                                  $         0.001      $         0.001      $         0.001
Shares outstanding                                 314,385              461,377            6,063,548
Net asset value and redemption price per
 share(2)                                  $         10.82      $         10.73      $          1.00
Maximum offering price per share           $         10.82      $         10.73      $          1.00
CLASS C:
Net assets                                 $     2,115,169      $     2,329,829      $     8,419,010
Shares authorized                              100,000,000          100,000,000        1,000,000,000
Par value                                  $         0.001      $         0.001      $         0.001
Shares outstanding                                 195,596              217,159            8,443,039
Net asset value and redemption price per
 share(2)                                  $         10.81      $         10.73      $          1.00
Maximum offering price per share           $         10.81      $         10.73      $          1.00
CLASS I:
Net assets                                 $    38,196,741      $    20,699,664      $   145,142,107
Shares authorized                              100,000,000          100,000,000        1,000,000,000
Par value                                  $         0.001      $         0.001      $         0.001
Shares outstanding                               3,521,823            1,926,877          145,692,641
Net asset value and redemption price per
 share                                     $         10.85      $         10.74      $          1.00
Maximum offering price per share           $         10.85      $         10.74      $          1.00
CLASS O:
Net assets                                 $    10,306,913                  n/a                  n/a
Shares authorized                              100,000,000                  n/a                  n/a
Par value                                  $         0.001                  n/a                  n/a
Shares outstanding                                 950,809                  n/a                  n/a
Net asset value and redemption price per
 share                                     $         10.84                  n/a                  n/a
Maximum offering price per share           $         10.84                  n/a                  n/a

----------
(1) Maximum offering price (4.75%) is computed at 100/95.25 of net asset value. On purchase of $50,000 or more, the offering price is reduced.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charges.

                 See Accompanying Notes to Financial Statements

           STATEMENTS OF OPERATIONS for the year ended March 31, 2003
--------------------------------------------------------------------------------

                                                                          ING             ING            ING
                                                                          BOND         GOVERNMENT     AELTUS MONEY
                                                                          FUND            FUND        MARKET FUND
                                                                      ------------    ------------    ------------
INVESTMENT INCOME:
Interest                                                              $  4,507,783    $  2,440,206    $  6,892,717
Swap Income                                                                503,914              --              --
Other Income                                                                25,294              --              --
                                                                      ------------    ------------    ------------
  Total investment income                                                5,036,991       2,440,206       6,892,717
                                                                      ------------    ------------    ------------
EXPENSES:
Investment management fees                                                 595,313         339,466       1,528,421
Distribution and service fees:
  Class A                                                                  179,703         113,204              --
  Class B                                                                   21,388          28,058          52,592
  Class C                                                                   16,887          15,551              --
  Class O                                                                   12,106              --              --
Transfer agent fees                                                        130,628          41,149         465,221
Administrative service fees                                                 95,460          54,423         306,669
Shareholder reporting expense                                               51,636          17,388         108,165
Registration fees                                                           51,078          51,627          73,986
Professional fees                                                           42,729          37,868          50,234
Custody and accounting expense                                              65,100          23,672          92,447
Director fees                                                                3,260           2,548           7,866
Insurance expense                                                            1,442             776           5,366
Miscellaneous expense                                                        5,555           4,439          10,441
                                                                      ------------    ------------    ------------
  Total expenses                                                         1,272,285         730,169       2,701,408
                                                                      ------------    ------------    ------------
Less:
  Net waived and reimbursed fees                                           152,249          98,052           8,583
                                                                      ------------    ------------    ------------
  Net expenses                                                           1,120,036         632,117       2,692,825
                                                                      ------------    ------------    ------------
Net investment income                                                    3,916,955       1,808,089       4,199,892
                                                                      ------------    ------------    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS, FUTURES, SWAPS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
  Investments                                                            4,758,810         898,580           9,196
  Futures and swap contracts                                            (1,268,990)         30,999              --
  Foreign currencies                                                       738,856           2,272              --
                                                                      ------------    ------------    ------------
  Net realized gain                                                      4,228,676         931,851           9,196
                                                                      ------------    ------------    ------------
Net change in unrealized appreciation (depreciation) on:
  Investments                                                            3,552,744       2,541,579              --
  Futures and swap contracts                                               225,359              --              --
  Foreign currencies                                                           176              --              --
                                                                      ------------    ------------    ------------
  Net change in unrealized appreciation                                  3,778,279       2,541,579              --
                                                                      ------------    ------------    ------------
Net realized and unrealized gain on investments, futures, swaps and
 foreign currencies                                                      8,006,955       3,473,430           9,196
                                                                      ------------    ------------    ------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $ 11,923,910    $  5,281,519    $  4,209,088
                                                                      ============    ============    ============

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                ING BOND FUND
                                                               -----------------------------------------------
                                                                   YEAR          FIVE MONTHS         YEAR
                                                                   ENDED            ENDED           ENDED
                                                                 MARCH 31,        MARCH 31,       OCTOBER 31,
                                                                   2003            2002(1)           2001
                                                               -------------    -------------    -------------
FROM OPERATIONS:
Net investment income                                          $   3,916,955    $   1,311,411    $   3,546,862
Net realized gain on investments, futures, swaps and foreign
 currencies                                                        4,228,676            5,529        3,515,281
Net change in unrealized appreciation (depreciation) of
 investments, futures, swaps and foreign currencies                3,778,279       (3,042,809)       1,939,911
                                                               -------------    -------------    -------------
 Net increase (decrease) in net assets resulting from
  operations                                                      11,923,910       (1,725,869)       9,002,054
                                                               -------------    -------------    -------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income:
  Class A                                                         (2,240,850)        (906,827)      (1,675,049)
  Class B                                                            (52,595)         (13,700)         (22,987)
  Class C                                                            (40,478)         (13,389)         (33,660)
  Class I                                                         (1,272,656)        (703,501)      (1,943,303)
  Class O                                                           (161,066)          (7,969)            (134)
Net realized gain from investments:
  Class A                                                           (418,890)      (1,036,473)              --
  Class B                                                            (13,347)         (18,876)              --
  Class C                                                            (10,449)         (19,009)              --
  Class I                                                           (216,175)        (788,332)              --
  Class O                                                            (29,934)          (6,626)              --
                                                               -------------    -------------    -------------
Total distributions                                               (4,456,440)      (3,514,702)      (3,675,133)
                                                               -------------    -------------    -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                 152,992,312       36,248,231       98,242,399
Dividends reinvested                                               4,117,253        3,373,083        3,429,315
                                                               -------------    -------------    -------------
                                                                 157,109,565       39,621,314      101,671,714
Cost of shares redeemed                                         (113,489,711)     (31,778,498)     (69,356,129)
                                                               -------------    -------------    -------------
Net increase in net asset resulting from capital share
 transactions                                                     43,619,854        7,842,816       32,315,585
                                                               -------------    -------------    -------------
Net increase in net assets                                        51,087,324        2,602,245       37,642,506
                                                               -------------    -------------    -------------
NET ASSETS:
Beginning of period                                               91,995,914       89,393,669       51,751,163
                                                               -------------    -------------    -------------
End of period                                                  $ 143,083,238    $  91,995,914    $  89,393,669
                                                               =============    =============    =============
Undistributed net investment income                            $   1,014,446    $      28,756    $     314,993
                                                               =============    =============    =============

----------
(1)  The Fund changed its fiscal year-end from October 31 to March 31.

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                                                           ING GOVERNMENT FUND
                                                               --------------------------------------------
                                                                   YEAR        FIVE MONTHS        YEAR
                                                                   ENDED          ENDED           ENDED
                                                                 MARCH 31,      MARCH 31,      OCTOBER 31,
                                                                   2003          2002(1)          2001
                                                               ------------    ------------    ------------
FROM OPERATIONS:
Net investment income                                          $  1,808,089    $    584,488    $  1,573,860
Net realized gain (loss) on investments, futures and foreign
 currencies                                                         931,851         (90,886)        956,196
Net change in unrealized appreciation (depreciation) of
 investments, futures and foreign currencies                      2,541,579      (1,683,453)      1,420,625
                                                               ------------    ------------    ------------
 Net increase (decrease) in net assets resulting from
  operations                                                      5,281,519      (1,189,851)      3,950,681
                                                               ------------    ------------    ------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income:
  Class A                                                        (1,199,364)       (378,822)       (761,710)
  Class B                                                           (53,366)         (6,172)         (6,142)
  Class C                                                           (30,804)         (6,519)        (19,610)
  Class I                                                          (527,019)       (286,971)       (675,238)
Net realized gain from investments:
  Class A                                                          (388,235)       (355,062)             --
  Class B                                                           (24,683)         (7,037)             --
  Class C                                                           (14,329)         (7,647)             --
  Class I                                                          (129,824)       (243,740)             --
                                                               ------------    ------------    ------------
Total distributions                                              (2,367,624)     (1,291,970)     (1,462,700)
                                                               ------------    ------------    ------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                 83,269,366      16,550,673      62,467,121
Dividends reinvested                                              2,250,061       1,022,511       1,430,445
                                                               ------------    ------------    ------------
                                                                 85,519,427      17,573,184      63,897,566
Cost of shares redeemed                                         (42,705,840)    (17,608,630)    (43,628,651)
                                                               ------------    ------------    ------------
Net increase (decrease) in net asset resulting from
 capital share transactions                                      42,813,587         (35,446)     20,268,915
                                                               ------------    ------------    ------------
Net increase (decrease) in net assets                            45,727,482      (2,517,267)     22,756,896
                                                               ------------    ------------    ------------
NET ASSETS:
Beginning of period                                              42,869,818      45,387,085      22,630,189
                                                               ------------    ------------    ------------
End of period                                                  $ 88,597,300    $ 42,869,818    $ 45,387,085
                                                               ============    ============    ============
Undistributed net investment income                            $     63,489    $     35,649    $    130,488
                                                               ============    ============    ============

----------
(1)  The Fund changed its fiscal year-end from October 31 to March 31.

                 See Accompanying Notes to Financial Statements

--------------------------------------------------------------------------------

                                                                        ING AELTUS MONEY MARKET FUND
                                                              -----------------------------------------------
                                                                  YEAR          FIVE MONTHS         YEAR
                                                                  ENDED            ENDED           ENDED
                                                                MARCH 31,        MARCH 31,       OCTOBER 31,
                                                                  2003            2002(1)           2001
                                                              -------------    -------------    -------------
FROM OPERATIONS:
Net investment income                                         $   4,199,892    $   3,041,756    $  20,777,267
Net realized gain (loss) on investments                               9,196          186,447       (1,289,244)
                                                              -------------    -------------    -------------
 Net increase in net assets resulting from operations             4,209,088        3,228,203       19,488,023
                                                              -------------    -------------    -------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income:
  Class A                                                        (2,057,320)      (1,438,284)      (9,140,796)
  Class B                                                            (9,575)          (4,167)         (30,048)
  Class C                                                          (102,929)         (80,340)        (514,193)
  Class I                                                        (1,974,761)      (1,565,002)     (10,983,585)
                                                              -------------    -------------    -------------
Total distributions                                              (4,144,585)      (3,087,793)     (20,668,622)
                                                              -------------    -------------    -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                308,539,541      128,658,735      481,699,361
Dividends reinvested                                              4,034,031        3,013,004       19,816,388
                                                              -------------    -------------    -------------
                                                                312,573,572      131,671,739      501,515,749
Cost of shares redeemed                                        (404,493,953)    (168,470,622)    (487,720,904)
                                                              -------------    -------------    -------------
Net increase (decrease) in net asset resulting from capital
 share transactions                                             (91,920,381)     (36,798,883)      13,794,845
                                                              -------------    -------------    -------------
Net increase (decrease) in net assets                           (91,855,878)     (36,658,473)      12,614,246
                                                              -------------    -------------    -------------
NET ASSETS:
Beginning of period                                             425,954,865      462,613,338      449,999,092
                                                              -------------    -------------    -------------
End of period                                                 $ 334,098,987    $ 425,954,865    $ 462,613,338
                                                              =============    =============    =============
Undistributed net investment income                           $     117,915    $      62,608    $     108,645
                                                              =============    =============    =============

----------
(1)  The Fund changed its fiscal year-end from October 31 to March 31.

                 See Accompanying Notes to Financial Statements

ING BOND FUND                                               FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                 CLASS A
                                                       ----------------------------------------------------------
                                                        YEAR      FIVE MONTHS
                                                        ENDED        ENDED           YEAR ENDED OCTOBER 31,
                                                       MARCH 31,    MARCH 31,   ---------------------------------
                                                         2003      2002(4)(6)    2001     2000     1999     1998
                                                        ------     ----------   ------   ------   ------   ------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period               $    10.14        10.75       9.93     9.98    10.37    10.22
 Income from investment operations:
 Net investment income                              $     0.33         0.15       0.50     0.55     0.54*    0.57*
 Net realized and unrealized gain (loss) on
 investments                                        $     0.75        (0.35)      0.84    (0.10)   (0.39)    0.15
 Total from investment operations                   $     1.08        (0.20)      1.34     0.45     0.15     0.72
 Less distributions from:
 Net investment income                              $     0.32         0.19       0.52     0.50     0.54     0.57
 Net realized gain on investments                   $     0.06         0.22         --       --       --       --
 Total distributions                                $     0.38         0.41       0.52     0.50     0.54     0.57
 Net asset value, end of period                     $    10.84        10.14      10.75     9.93     9.98    10.37
 TOTAL RETURN(1):                                   %    10.79        (1.87)     13.84     4.62     1.43     7.27
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                  $   89,063       54,392     48,947   19,808   11,963    1,890
 Ratios to average net assets:
 Net expenses after expense reimbursement(2)(3)     %     1.00         1.00       1.00     1.00     1.00     1.05
 Gross expenses prior to expense reimbursement(2)   %     1.12         1.09       1.07     1.09     1.18     1.27
 Net investment income after expense
 reimbursement(2)(3)                                %     3.23         3.47       4.84     5.75     5.27     5.49
 Portfolio Turnover rate                            %      627+          51        235      362      174       77

                                                                                 CLASS B
                                                       ------------------------------------------------------------
                                                         YEAR     FIVE MONTHS                              MARCH 1,
                                                         ENDED       ENDED      YEAR ENDED OCTOBER 31,   1999(5) TO
                                                       MARCH 31,   MARCH 31,    ----------------------     OCT. 31,
                                                         2003      2002(4)(6)      2001        2000          1999
                                                        ------     ----------     ------      ------        ------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period               $    10.12        10.74         9.92        9.98         10.29
 Income from investment operations:
 Net investment income                              $     0.24         0.11         0.43        0.47          0.31*
 Net realized and unrealized gain (loss) on
 investments                                        $     0.77        (0.35)        0.84       (0.11)        (0.32)
 Total from investment operations                   $     1.01        (0.24)        1.27        0.36         (0.01)
 Less distributions from:
 Net investment income                              $     0.25         0.16         0.45        0.42          0.30
 Net realized gain on investments                   $     0.06         0.22           --          --            --
 Total distributions                                $     0.31         0.38         0.45        0.42          0.30
 Net asset value, end of period                     $    10.82        10.12        10.74        9.92          9.98
 TOTAL RETURN(1):                                   %    10.02        (2.25)       13.07        3.76         (0.11)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                  $    3,401          985          806         345           195
 Ratios to average net assets:
 Net expenses after expense reimbursement(2)(3)     %     1.75         1.75         1.75        1.75          1.75
 Gross expenses prior to expense reimbursement(2)   %     1.87         1.84         1.82        1.84          1.93
 Net investment income after expense
 reimbursement(2)(3)                                %     2.37         2.72         4.09        5.00          4.52
 Portfolio Turnover rate                            %      627+          51          235         362           174

----------
(1) Total return is calculated assuming reinvestment of all dividends and capital gain distribution at net asset value and excluding the deductions of sales charges. Total return for less than one year is not annualized.
(2)  Annualized for periods less than one year.
(3) The Investment Manager has agreed to limit expenses; (excluding interest, taxes, brokerage and extraordinary expenses). Effective March 1, 2002, expenses waived or reimbursed to the Fund are subject to possible recoupment by ING Investments, LLC within three years.
(4)  The Fund changed its fiscal year-end from October 31 to March 31.
(5)  Commencement of offering of shares.
(6) Effective March 1, 2002, ING Investments, LLC became the Investment Manager of the Fund and Aeltus Investment Management was appointed as Sub-Adviser.
* Per share data calculated using weighted average number of shares outstanding throughout the period.
+ The high portfolio turnover rate shown above reflects active trading undertaken in response to volatile market conditions existing during the reporting period.

                 See Accompanying Notes to Financial Statements

ING BOND FUND (CONTINUED)                                   FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                   CLASS C
                                                       --------------------------------------------------------------
                                                         YEAR     FIVE MONTHS                               JUNE 30,
                                                         ENDED       ENDED       YEAR ENDED OCTOBER 31,    1998(5) TO
                                                       MARCH 31,    MARCH 31,   ------------------------    OCT. 31,
                                                         2003      2002(4)(6)    2001     2000     1999       1998
                                                        ------     ----------   ------   ------   ------     ------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period               $    10.11        10.73       9.91     9.97   10.37       10.31
 Income from investment operations:
 Net investment income                              $     0.26         0.11       0.42     0.50    0.46*       0.17*
 Net realized and unrealized gain (loss) on
 investments                                        $     0.75        (0.35)      0.85    (0.14)  (0.39)       0.05
 Total from investment operations                   $     1.01        (0.24)      1.27     0.36    0.07        0.22
 Less distributions from:
 Net investment income                              $     0.25         0.16       0.45     0.42    0.47        0.16
 Net realized gain on investments                   $     0.06         0.22         --       --      --          --
 Total distributions                                $     0.31         0.38       0.45     0.42    0.47        0.16
 Net asset value, end of period                     $    10.81        10.11      10.73     9.91    9.97       10.37
 TOTAL RETURN(1):                                   %    10.06        (2.29)     13.08     3.76    0.66        2.10
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                  $    2,115          886        908      598   1,052         108
 Ratios to average net assets:
 Net expenses after expense reimbursement(2)(3)     %     1.75         1.75       1.75     1.75    1.75        1.75
 Gross expenses prior to expense reimbursement(2)   %     1.87         1.84       1.82     1.84    1.93        1.97
 Net investment income after expense
 reimbursement(2)(3)                                %     2.43         2.72       4.09     5.00    4.52        4.79
 Portfolio Turnover rate                            %      627+          51        235      362     174          77

                                                                                   CLASS I
                                                       ----------------------------------------------------------
                                                         YEAR     FIVE MONTHS
                                                        ENDED        ENDED           YEAR ENDED OCTOBER 31,
                                                       MARCH 31,    MARCH 31,   ---------------------------------
                                                         2003      2002(4)(6)    2001     2000     1999     1998
                                                        ------     ----------   ------   ------   ------   ------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period               $    10.14        10.76       9.93     9.98    10.38    10.22
 Income from investment operations:
 Net investment income                              $     0.37         0.16       0.52     0.59     0.57*    0.60*
 Net realized and unrealized gain (loss) on
 investments                                        $     0.75        (0.36)      0.86    (0.12)   (0.41)    0.17
 Total from investment operations                   $     1.12        (0.20)      1.38     0.47     0.16     0.77
 Less distributions from:
 Net investment income                              $     0.35         0.20       0.55     0.52     0.56     0.61
 Net realized gain on investments                   $     0.06         0.22         --       --       --       --
 Total distributions                                $     0.41         0.42       0.55     0.52     0.56     0.61
 Net asset value, end of period                     $    10.85        10.14      10.76     9.93     9.98    10.38
 TOTAL RETURN(1):                                   %    11.16        (1.85)     14.20     4.88     1.56     7.72
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                  $   38,197       34,899     38,716   31,000   34,268   41,804
 Ratios to average net assets:
 Net expenses after expense reimbursement(2)(3)     %     0.75         0.75       0.75     0.75     0.75     0.75
 Gross expenses prior to expense reimbursement(2)   %     0.87         0.84       0.82     0.84     0.93     0.97
 Net investment income after expense
 reimbursement(2)(3)                                %     3.51         3.72       5.09     6.00     5.52     5.79
 Portfolio Turnover rate                            %      627+          51        235      362      174       77

----------
(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(2)  Annualized for periods less than one year.
(3) The Investment Manager has agreed to limit expenses; (excluding interest, taxes, brokerage and extraordinary expenses). Effective March 1, 2002, expenses waived or reimbursed to the Fund are subject to possible recoupment by ING Investments, LLC within three years.
(4)  The Fund changed its fiscal year-end from October 31 to March 31.
(5)  Commencement of offering of shares.
(6) Effective March 1, 2002, ING Investments, LLC became the Investment Manager of the Fund and Aeltus Investment Management was appointed as Sub-Adviser.
* Per share data calculated using weighted average number of shares outstanding throughout the period.
+ The high portfolio turnover rate shown above reflects active trading undertaken in response to volatile market conditions existing during the reporting period.

                 See Accompanying Notes to Financial Statements

ING BOND FUND (CONTINUED)                                   FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                            CLASS O
                                                              -----------------------------------
                                                                YEAR     FIVE MONTHS    AUGUST 1,
                                                               ENDED        ENDED      2001(5) TO
                                                              MARCH 31,    MARCH 31,    OCT. 31,
                                                                2003      2002(4)(6)      2001
                                                               ------     ----------     ------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                      $    10.14        10.76        10.49
 Income from investment operations:
 Net investment income                                     $     0.32         0.17         0.40
 Net realized and unrealized gain (loss) on investments    $     0.77        (0.38)       (0.03)
 Total from investment operations                          $     1.09        (0.21)        0.37
 Less distributions from:
 Net investment income                                     $     0.33         0.19         0.10
 Net realized gain on investments                          $     0.06         0.22           --
 Total distributions                                       $     0.39         0.41         0.10
 Net asset value, end of period                            $    10.84        10.14        10.76
 TOTAL RETURN(1):                                          %    10.81        (1.93)        3.55
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                         $   10,307          835           17
 Ratios to average net assets:
 Net expenses after expense reimbursement(2)(3)            %     1.00         1.00         1.00
 Gross expenses prior to expense reimbursement(2)          %     1.12         1.09         1.07
 Net investment income after expense reimbursement(2)(3)   %     3.10         3.47         4.84
 Portfolio Turnover rate                                   %      627+          51          235

----------
(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(2)  Annualized for periods less than one year.
(3) The Investment Manager has agreed to limit expenses; (excluding interest, taxes, brokerage and extraordinary expenses). Effective March 1, 2002, expenses waived or reimbursed to the Fund are subject to possible recoupment by ING Investments, LLC within three years.
(4)  The Fund changed its fiscal year-end from October 31 to March 31.
(5)  Commencement of offering of shares.
(6) Effective March 1, 2002, ING Investments, LLC became the Investment Manager of the Fund and Aeltus Investment Management was appointed as Sub-Adviser.
+ The high portfolio turnover rate shown above reflects active trading undertaken in response to volatile market conditions existing during the reporting period.

                 See Accompanying Notes to Financial Statements

ING GOVERNMENT FUND                                         FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                 CLASS A
                                                       ---------------------------------------------------------
                                                         YEAR    FIVE MONTHS
                                                         ENDED      ENDED           YEAR ENDED OCTOBER 31,
                                                       MARCH 31,   MARCH 31,   ---------------------------------
                                                         2003     2002(4)(6)    2001     2000     1999     1998
                                                        ------    ----------   ------   ------   ------   ------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period               $    10.13       10.70       9.94     9.86    10.29     9.99
 Income from investment operations:
 Net investment income                              $     0.27        0.13       0.46     0.55     0.48*    0.49*
 Net realized and unrealized gain (loss) on
 investments                                        $     0.68       (0.41)      0.74     0.08    (0.45)    0.31
 Total from investment operations                   $     0.95       (0.28)      1.20     0.63     0.03     0.80
 Less distributions from:
 Net investment income                              $     0.28        0.15       0.44     0.55     0.46     0.50
 Net realized gain on investments                   $     0.07        0.14         --       --       --       --
 Total distributions                                $     0.35        0.29       0.44     0.55     0.46     0.50
 Net asset value, end of period                     $    10.73       10.13      10.70     9.94     9.86    10.29
 TOTAL RETURN(1):                                   %     9.52       (2.60)     12.35     6.65     0.34     8.19
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                  $   60,616      24,148     24,711   11,413    6,009      875
 Ratios to average net assets:
 Net expenses after expense reimbursement(2)(3)     %     0.95        0.95       0.95     0.95     0.95     1.03
 Gross expenses prior to expense reimbursement(2)   %     1.09        1.13       1.20     1.22     1.72     1.84
 Net investment income after expense
 reimbursement(2)(3)                                %     2.62        3.08       4.55     5.65     4.75     4.88
 Portfolio Turnover rate                            %      260         167        260      139       31      181

                                                                                   CLASS B
                                                       -----------------------------------------------------------
                                                         YEAR    FIVE MONTHS                              MARCH 1,
                                                         ENDED      ENDED      YEAR ENDED OCTOBER 31,   1999(5) TO
                                                       MARCH 31,   MARCH 31,  ------------------------    OCT. 31,
                                                         2003     2002(4)(6)     2001          2000         1999
                                                        ------    ----------    ------        ------       ------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period               $    10.13       10.71        9.95          9.86        10.12
 Income from investment operations:
 Net investment income                              $     0.19        0.10        0.36          0.48         0.27*
 Net realized and unrealized gain (loss) on
 investments                                        $     0.69       (0.42)       0.77          0.08        (0.27)
 Total from investment operations                   $     0.88       (0.32)       1.13          0.56         0.00
 Less distributions from:
 Net investment income                              $     0.21        0.12        0.37          0.47         0.26
 Net realized gain on investments                   $     0.07        0.14          --            --           --
 Total distributions                                $     0.28        0.26        0.37          0.47         0.26
 Net asset value, end of period                     $    10.73       10.13       10.71          9.95         9.86
 TOTAL RETURN(1):                                   %     8.75       (2.99)      11.52          5.88         0.00
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                  $    4,952         486         512            68          152
 Ratios to average net assets:
 Net expenses after expense reimbursement(2)(3)     %     1.69        1.70        1.70          1.70         1.70
 Gross expenses prior to expense reimbursement(2)   %     1.84        1.88        1.95          1.97         2.47
 Net investment income after expense
 reimbursement(2)(3)                                %     1.77        2.33        3.78          4.90         4.00
 Portfolio Turnover rate                            %      260         167         260           139           31

----------
(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(2)  Annualized for periods less than one year.
(3) The Investment Manager has agreed to limit expenses; (excluding interest, taxes, brokerage and extraordinary expenses). Effective March 1, 2002, expenses waived or reimbursed to the Fund are subject to possible recoupment by ING Investments, LLC within three years.
(4)  The Fund changed its fiscal year-end from October 31 to March 31.
(5)  Commencement of offering of shares.
(6) Effective March 1, 2002, ING Investments, LLC became the Investment Manager of the Fund and Aeltus Investment Management was appointed as Sub-Adviser.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

                 See Accompanying Notes to Financial Statements

ING GOVERNMENT FUND (CONTINUED)                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                   CLASS C
                                                       -------------------------------------------------------------
                                                         YEAR    FIVE MONTHS                               JUNE 30,
                                                        ENDED       ENDED       YEAR ENDED OCTOBER 31,    1998(5) TO
                                                       MARCH 31,   MARCH 31,   ------------------------    OCT. 31,
                                                         2003     2002(4)(6)    2001     2000     1999       1998
                                                        ------    ----------   ------   ------   ------     ------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period               $    10.12       10.69       9.93     9.85    10.29      10.11
 Income from investment operations:
 Net investment income                              $     0.19        0.11       0.38     0.47     0.40*      0.15*
 Net realized and unrealized gain (loss) on
 investments                                        $     0.70       (0.42)      0.74     0.09    (0.45)      0.17
 Total from investment operations                   $     0.89       (0.31)      1.12     0.56    (0.05)      0.32
 Less distributions from:
 Net investment income                              $     0.21        0.12       0.36     0.48     0.39       0.14
 Net realized gain on investments                   $     0.07        0.14         --       --       --         --
 Total distributions                                $     0.28        0.26       0.36     0.48     0.39       0.14
 Net asset value, end of period                     $    10.73       10.12      10.69     9.93     9.85      10.29
 TOTAL RETURN(1):                                   %     8.89       (2.95)     11.50     5.89    (0.46)      3.18
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                  $    2,330         511        705      129      124        117
 Ratios to average net assets:
 Net expenses after expense reimbursement(2)(3)     %     1.70        1.70       1.70     1.70     1.70       1.70
 Gross expenses prior to expense reimbursement(2)   %     1.85        1.88       1.95     1.97     2.47       2.51
 Net investment income after expense
 reimbursement(2)(3)                                %     1.77        2.33       3.79     4.90     4.00       4.21
 Portfolio Turnover rate                            %      260         167        260      139       31        181

                                                                                   CLASS I
                                                       ---------------------------------------------------------
                                                         YEAR    FIVE MONTHS
                                                        ENDED       ENDED            YEAR ENDED OCTOBER 31,
                                                       MARCH 31,  MARCH 31,    ---------------------------------
                                                         2003     2002(4)(6)    2001     2000     1999     1998
                                                        ------    ----------   ------   ------   ------   ------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period               $    10.14       10.71       9.94     9.86    10.29     9.99
 Income from investment operations:
 Net investment income                              $     0.31        0.14       0.49     0.57     0.51*    0.53*
 Net realized and unrealized gain (loss) on
 investments                                        $     0.67       (0.41)      0.74     0.09    (0.45)    0.30
 Total from investment operations                   $     0.98       (0.27)      1.23     0.66     0.06     0.83
 Less distributions from:
 Net investment income                              $     0.31        0.16       0.46     0.58     0.49     0.53
 Net realized gain on investments                   $     0.07        0.14         --       --       --       --
 Total distributions                                $     0.38        0.30       0.46     0.58     0.49     0.53
 Net asset value, end of period                     $    10.74       10.14      10.71     9.94     9.86    10.29
 TOTAL RETURN(1):                                   %     9.76       (2.52)     12.67     6.92     0.58     8.54
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                  $   20,700      17,724     19,458   11,021    9,808   13,980
 Ratios to average net assets:
 Net expenses after expense reimbursement(2)(3)     %     0.70        0.70       0.70     0.70     0.70     0.70
 Gross expenses prior to expense reimbursement(2)   %     0.84        0.88       0.95     0.97     1.47     1.51
 Net investment income after expense
 reimbursement(2)(3)                                %     2.97        3.33       4.80     5.90     5.00     5.21
 Portfolio Turnover rate                            %      260         167        260      139       31      181

----------
(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(2)  Annualized for periods less than one year.
(3) The Investment Manager has agreed to limit expenses; (excluding interest, taxes, brokerage and extraordinary expenses). Effective March 1, 2002, expenses waived or reimbursed to the Fund are subject to possible recoupment by ING Investments, LLC within three years.
(4)  The Fund changed its fiscal year-end from October 31 to March 31.
(5)  Commencement of offering of shares.
(6) Effective March 1, 2002, ING Investments, LLC became the Investment Manager of the Fund and Aeltus Investment Management was appointed as Sub-Adviser.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

                 See Accompanying Notes to Financial Statements

ING AELTUS MONEY MARKET FUND                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                   CLASS A
                                                       ---------------------------------------------------------------
                                                         YEAR      FIVE MONTHS
                                                         ENDED        ENDED              YEAR ENDED OCTOBER 31,
                                                       MARCH 31,    MARCH 31,    -------------------------------------
                                                         2003       2002(4)(6)    2001      2000      1999      1998
                                                        -------     ----------   -------   -------   -------   -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period               $      1.00         1.00        1.00      1.00      1.00      1.00
 Income from investment operations:
 Net investment income                              $      0.01         0.01        0.05      0.06      0.05*     0.05*
 Total from investment operations                   $      0.01         0.01        0.05      0.06      0.05      0.05
 Less distributions from:
 Net investment income                              $      0.01         0.01        0.05      0.06      0.05      0.05
 Total distributions                                $      0.01         0.01        0.05      0.06      0.05      0.05
 Net asset value, end of period                     $      1.00         1.00        1.00      1.00      1.00      1.00
 TOTAL RETURN(1):                                   %      1.08         0.70        4.58      5.97      4.88      5.36
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                  $   174,475      205,147     209,870   194,454   181,623   161,456
 Ratios to average net assets:
 Net expenses after expense reimbursement(2)(3)     %      0.69         0.70        0.64      0.59      0.50      0.48
 Gross expenses prior to expense reimbursement(2)   %      0.69         0.70        0.64      0.65      0.64      0.72
 Net investment income after expense
 reimbursement(2)(3)                                %      1.11         1.67        4.51      5.80      4.79      5.24

                                                                                   CLASS B
                                                       -------------------------------------------------------------
                                                         YEAR      FIVE MONTHS                              MARCH 1,
                                                         ENDED        ENDED      YEAR ENDED OCTOBER 31,   1999(5) TO
                                                       MARCH 31,     MARCH 31,   ----------------------     OCT. 31,
                                                         2003       2002(4)(6)      2001       2000           1999
                                                        -------     ----------     -------    -------       -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period               $     1.00          1.00         1.00       1.00          1.00
 Income from investment operations:
 Net investment income                              $     0.00**        0.00**       0.03       0.05          0.03*
 Total from investment operations                   $     0.00**        0.00**       0.03       0.05          0.03
 Less distributions from:
 Net investment income                              $     0.00**        0.00**       0.03       0.05          0.03
 Total distributions                                $     0.00**        0.00**       0.03       0.05          0.03
 Net asset value, end of period                     $     1.00          1.00         1.00       1.00          1.00
 TOTAL RETURN(1):                                   %     0.22          0.29         3.55       4.92          2.56
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                  $    6,063         1,880        1,199        159           148
 Ratios to average net assets:
 Net expenses after expense reimbursement(2)(3)     %     1.53          1.70         1.64       1.59          1.50
 Gross expenses prior to expense reimbursement(2)   %     1.70          1.70         1.64       1.65          1.64
 Net investment income after expense
 reimbursement(2)(3)                                %     0.19          0.67         3.51       4.80          3.78

----------
(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(2)  Annualized for periods less than one year.
(3) The Investment Manager has agreed to limit expenses; (excluding interest, taxes, brokerage and extraordinary expenses). Effective March 1, 2002, expenses waived or reimbursed to the Fund are subject to possible recoupment by ING Investments, LLC within three years.
(4)  The Fund changed its fiscal year-end from October 31 to March 31.
(5)  Commencement of offering of shares.
(6) Effective March 1, 2002, ING Investments, LLC became the Investment Manager of the Fund and Aeltus Investment Management was appointed as Sub-Adviser.
* Per share data calculated using weighted average number of shares outstanding throughout the period.
**   Amount is less than $0.01 per share.

                 See Accompanying Notes to Financial Statements

ING AELTUS MONEY MARKET FUND (CONTINUED)                    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                   CLASS C
                                                       ------------------------------------------------------------------
                                                         YEAR     FIVE MONTHS                                   JUNE 30,
                                                         ENDED        ENDED        YEAR ENDED OCTOBER 31,      1998(5) TO
                                                       MARCH 31,    MARCH 31,    ---------------------------    OCT. 31,
                                                         2003       2002(4)(6)    2001      2000      1999        1998
                                                        -------     ----------   -------   -------   -------     -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period               $     1.00         1.00        1.00      1.00      1.00        1.00
 Income from investment operations:
 Net investment income                              $     0.01         0.01        0.05      0.06      0.05*       0.02*
 Total from investment operations                   $     0.01         0.01        0.05      0.06      0.05        0.02
 Less distributions from:
 Net investment income                              $     0.01         0.01        0.05      0.06      0.05        0.02
 Total distributions                                $     0.01         0.01        0.05      0.06      0.05        0.02
 Net asset value, end of period                     $     1.00         1.00        1.00      1.00      1.00        1.00
 TOTAL RETURN(1):                                   %     1.08         0.70        4.58      5.97      4.88        1.75
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                  $    8,419       10,866      12,013     9,611     6,765         916
 Ratios to average net assets:
 Net expenses after expense reimbursement(2)(3)     %     0.69         0.70        0.64      0.59      0.50        0.48
 Gross expenses prior to expense reimbursement(2)   %     0.69         0.70        0.64      0.65      0.64        0.72
 Net investment income after expense
 reimbursement(2)(3)                                %     1.10         1.67        4.51      5.80      4.79        5.24

                                                                                   CLASS I
                                                       ---------------------------------------------------------------
                                                         YEAR      FIVE MONTHS
                                                         ENDED        ENDED             YEAR ENDED OCTOBER 31,
                                                       MARCH 31,    MARCH 31,    -------------------------------------
                                                         2003       2002(4)(6)    2001      2000      1999      1998
                                                        -------     ----------   -------   -------   -------   -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period               $      1.00         1.00        1.00      1.00      1.00      1.00
 Income from investment operations:
 Net investment income                              $      0.01         0.01        0.05      0.06      0.05*     0.05*
 Total from investment operations                   $      0.01         0.01        0.05      0.06      0.05      0.05
 Less distributions from:
 Net investment income                              $      0.01         0.01        0.05      0.06      0.05      0.05
 Total distributions                                $      0.01         0.01        0.05      0.06      0.05      0.05
 Net asset value, end of period                     $      1.00         1.00        1.00      1.00      1.00      1.00
 TOTAL RETURN(1):                                   %      1.08         0.70        4.58      5.97      4.88      5.36
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                  $   145,142      208,063     239,531   245,774   284,594   276,024
 Ratios to average net assets:
 Net expenses after expense reimbursement(2)(3)     %      0.69         0.70        0.64      0.59      0.50      0.48
 Gross expenses prior to expense reimbursement(2)   %      0.69         0.70        0.64      0.65      0.64      0.72
 Net investment income after expense
 reimbursement(2)(3)                                %      1.12         1.67        4.51      5.80      4.79      5.24

----------
(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(2)  Annualized for periods less than one year.
(3) The Investment Manager has agreed to limit expenses; (excluding interest, taxes, brokerage and extraordinary expenses). Effective March 1, 2002, expenses waived or reimbursed to the Fund are subject to possible recoupment by ING Investments, LLC within three years.
(4)  The Fund changed its fiscal year-end from October 31 to March 31.
(5)  Commencement of offering of shares.
(6) Effective March 1, 2002, ING Investments, LLC became the Investment Manager of the Fund and Aeltus Investment Management was appointed as Sub-Adviser.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

                 See Accompanying Notes to Financial Statements

               NOTES TO FINANCIAL STATEMENTS as of March 31, 2003
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION

ORGANIZATION. The ING Series Fund, Inc. is a company incorporated under the laws of Maryland on June 17, 1991 and registered under the Investment Company Act of 1940 as an open-end management investment company. There are twenty-two separate investment series which comprise the company. The three that are in this report are: ING Bond Fund ("Bond"), ING Government Fund ("Government") and ING Aeltus Money Market Fund ("Money Market").

Each Fund offers the following classes of shares: Class A, Class B, Class C and Class I. Bond Fund also offers Class O. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income from the portfolio pro rata based on the average daily net assets of each class, without discrimination between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains are allocated to each class pro rata based on the net assets of each class on the date of distribution. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weighting of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

ING Investments, LLC ("ING Investments"), an Arizona Limited Liability company, serves as the investment adviser to the Funds. ING Investments has engaged Aeltus Investment Management, Inc. ("Aeltus"), a Connecticut corporation to serve as the subadviser to the Funds effective March 1, 2002. ING Funds Distributor, LLC., ING Investments and Aeltus are indirect wholly owned subsidiaries of ING Groep N.V. ("ING"). ING is a global financial institution active in the field of insurance, banking and asset management in more than 65 countries.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A. SECURITY VALUATION. Investments in equity securities traded on a national securities exchange or included on the NASDAQ National Market System are valued at the last reported sale price. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by each Fund's custodian. Debt securities are valued at bid prices obtained from independent services or from one or more dealers making markets in the securities. U.S. Government obligations are valued by using market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Securities for which market quotations are not readily available are valued at their respective fair values as determined in good faith and in accordance with policies set by the Board of Directors ("Board"). Investments in securities maturing in less than 60 days from the date of acquisition are valued at amortized cost, which, when combined with accrued interest, approximates market value.

     The Money Market Fund uses the amortized cost method to value its portfolio securities. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity.

B. SECURITY TRANSACTIONS AND REVENUE RECOGNITION. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities delivered. Interest income is recorded on an accrual basis. Dividend income is recorded

--------------------------------------------------------------------------------

     on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

C. FOREIGN CURRENCY TRANSLATION. The books and records of the funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

          (1) Market value of investment securities, other assets and liabilities -- at the exchange rates prevailing at the end of the day.

          (2) Purchases and sales of investment securities, income and expenses -- at the rates of exchange prevailing on the respective dates of such transactions.

     Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the statement of assets and liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax. Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. Government. These risks include but are not limited to re-evaluation of currencies and future adverse political and economic developments, which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and the U.S. Government.

D. FOREIGN CURRENCY TRANSACTIONS AND FUTURES CONTRACTS. Certain funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

     Certain Funds may enter into futures contracts involving foreign currency, interest rates, securities and securities indices, for hedging purposes only. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the

--------------------------------------------------------------------------------

     difference between the value of the contract at the time it was opened and the value at the time it was closed

E. DISTRIBUTIONS TO SHAREHOLDERS. The Funds record distributions to their shareholders on ex-dividend date. Bond and Government Funds declare, become ex-dividend and pay dividends monthly. Money Market declares and becomes ex-dividend daily and pays dividends monthly. Each Fund distributes capital gains, to the extent available, annually.

     The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. Key differences are the treatment of short-term capital gains, foreign currency transactions, and other temporary differences. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes, are reported as distributions in excess of net investment income and/or net realized capital gains. To the extent they exceed net investment income and/or net realized capital gains for tax purposes, they are reported as distributions of paid-in capital.

F. FEDERAL INCOME TAXES. It is the policy of the Funds to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. In addition, by distributing during each calendar year substantially all of its net investment income and net realized capital gains, each Fund intends not to be subject to any federal excise tax. The Board intends to offset any net capital gains with any available capital loss carryforward until each carryforward has been fully utilized or expires. In addition, no capital gain distribution shall be made until the capital loss carryforward has been fully utilized or expires.

G. USE OF ESTIMATES. Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from these estimates.

H. REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System or with member banks of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will always receive, as collateral, securities acceptable to it whose market value is equal to at least 100% of the amount being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. If the seller defaults, a Fund might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines, and it might incur disposition costs in liquidating the collateral.

I. SECURITIES LENDING. Each Fund has the option to temporarily loan 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash, letters of credit or U.S. Government securities. During the year ended March 31, 2003, the Funds did not loan any securities.

J. OPTIONS CONTRACTS. Bond and Government Funds may purchase put and call options and may write (sell) put options and covered call options. The Funds may engage in option transactions as a

--------------------------------------------------------------------------------

     hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Funds will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

K. SWAP CONTRACTS. Bond may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. During the term of the swap, changes in the value of the swap are recognized by marking-to-market the value of the swap.

L. ILLIQUID AND RESTRICTED SECURITIES. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Restricted securities are those sold under Rule 144A of the Securities Act of 1933 (1933 Act) or are securities offered pursuant to Section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Each Fund (except Money Market) may invest up to 15% and Money Market may invest up to 10% of its net assets in illiquid securities. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board. The Funds will not pay the costs of disposition of restricted securities other than ordinary brokerage fees, if any.

M. DELAYED DELIVERY TRANSACTION. The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in the Funds' Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to hold liquid assets as collateral with the Funds' custodian sufficient to cover the purchase price.

N. DOLLAR ROLL TRANSACTIONS. Each of the Funds may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories.

--------------------------------------------------------------------------------

NOTE 3 -- INVESTMENT TRANSACTIONS

For the year ended March 31, 2003, the cost of purchases and sales of securities, excluding short-term securities, were as follows:

                PURCHASES           SALES
               ------------      ------------
Bond           $ 95,524,491      $ 74,159,823
Government               --                --

U.S. Government Securities not included above were as follows:

                PURCHASES           SALES
               ------------      ------------
Bond           $660,398,988      $633,894,084
Government      212,508,435       167,396,731

NOTE 4 -- INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

Each of the Funds has entered into an Investment Management Agreement with ING Investments, LLC. ("the Manager"), a wholly-owned subsidiary of ING Groep N.V. The investment management agreements compensate the Manager with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

For Bond and Government Funds -- 0.500% for the first $250 million, 0.475% of the next $250 million, 0.450% of the next $250 million, 0.425% of the next $1.25 billion and 0.400% in excess of $2 billion; for Money Market Fund -- 0.400% for the first $500 million, 0.350% of the next $500 million, 0.340% of the next $1 billion, 0.330% of the next $1 billion and 0.300% in excess of $3 billion.

Pursuant to the Administrative Services Agreement effective April 1, 2002 ING Funds Services, LLC ("IFS") acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. The services provided by IFS will include: (a) internal accounting services; (b) monitoring regulatory compliance, such as reports and filings with the U.S. Securities and Exchange Commission and state securities regulatory authorities; (c) preparing financial information for proxy statements; (d) preparing semiannual and annual reports to shareholders; (e) calculating net asset values; (f) preparation of certain shareholder communication; (g) supervision of the custodians and transfer agent; and (h) reporting to the Board. For its services, IFS is entitled to receive from each Fund a fee at an annual rate of 0.08% of its average daily net assets.

ING Investments has entered into a Service Agreement with ING Life Insurance and Annuity Company (ILIAC), formerly known as Aetna Life Insurance and Annuity Company, under which ILIAC will provide various administrative and shareholder services to certain Class I shareholders of the Funds that purchased their shares through ILIAC. In exchange for these services, ING Investments pays ILIAC a fee of up to 0.25% of the average daily net assets associated with those shares.

NOTE 5 -- DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except as noted below) has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby ING Funds Distributor, LLC (the "Distributor") is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund's shares ("Distribution Fees"). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month for actual expenses incurred in the distribution and promotion of each Fund's shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees ("Service Fees") paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund pays the Distributor a combined Distribution and Service Fee based on average daily net assets at the following rates:

                CLASS A     CLASS B     CLASS C     CLASS I     CLASS O
                -------     -------     -------     -------     -------
Bond             0.25%       1.00%       1.00%        N/A        0.25%
Government       0.25%       1.00%       1.00%        N/A         N/A
Money Market      N/A        1.00%        N/A         N/A         N/A

The Funds' class specific expenses are limited to distribution fees incurred in connection with Class A, Class B and Class C shares and services fees in connection with Class B, Class C and Class O shares.

For the year ended March 31, 2003, the Distributor has retained $1,375 as sales charges from proceeds of Class A Shares sold and $6,497 from the proceeds of Class C shares redeemed.

--------------------------------------------------------------------------------

NOTE 6 -- OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At March 31, 2003 the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4, 5 and 7):

                   ACCRUED                         ACCRUED
                 INVESTMENT       ACCRUED        DISTRIBUTION
                 MANAGEMENT    ADMINISTRATIVE    AND SERVICE
                    FEES           FEES              FEES         TOTAL
                  -------         ------           -------       -------
Bond              $59,544         $9,527           $23,930       $93,001
Government         37,529          6,005            17,526        61,060
Money Market      114,779         22,956             1,285       139,020

The Funds have adopted a Deferred Compensation Plan (the "Plan") which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors fees payable. The deferred fees are invested in various funds advised by ING Investments, LLC until distribution in accordance with the Plan.

NOTE 7 -- EXPENSE LIMITATIONS

For the following Funds, the Investment Manager has voluntarily agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

              CLASS A     CLASS B     CLASS C     CLASS I     CLASS O
              -------     -------     -------     -------     -------
Bond           1.00%       1.75%       1.75%       0.75%       1.00%
Government     0.95%       1.70%       1.70%       0.70%        N/A

During the year ended March 31, 2003, the Investment Manager voluntarily waived $8,583 of class specific expenses for the Money Market Fund for Class B only.

Each Fund will at a later date reimburse the Investment Manager for expenses waived during the previous 36 months, but only if, after such reimbursement, the Fund's expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Manager of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund.

As of March 31, 2003, the cumulative amounts of reimbursed fees that are subject to possible recoupment by the Manager are as follows:

Bond                     $158,860
Government                104,683

NOTE 8 -- LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Adviser, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement ") with a syndicate of banks led by Citibank, N.A. for an aggregate amount of $200,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount. Each of the Funds will pay its pro rata share of both the agent and commitment fee. Generally, borrowings under the Credit Agreement accrue interest at the Federal Funds Rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance. At March 31, 2003, the Funds did not have any loans outstanding under the line of credit.

--------------------------------------------------------------------------------

NOTE 9 -- CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

                                                            CLASS A SHARES                               CLASS B SHARES
                                             --------------------------------------------    -------------------------------------
                                                 YEAR         FIVE-MONTH         YEAR           YEAR       FIVE-MONTH      YEAR
                                                 ENDED       PERIOD ENDED        ENDED         ENDED      PERIOD ENDED     ENDED
                                               MARCH 31,      MARCH 31,*      OCTOBER 31,    MARCH 31,     MARCH 31,*   OCTOBER 31,
                                                 2003            2002            2001           2003          2002         2001
                                             ------------    ------------    ------------    -----------    ---------    ---------
ING BOND FUND
 (NUMBER OF SHARES)
Shares sold                                     9,395,727       2,909,899       7,117,244        303,957       22,184       59,060
Shares issued as reinvestment of dividends        236,289         185,337         153,601          4,417        2,268        1,566
Shares redeemed                                (6,781,112)     (2,282,291)     (4,713,207)       (91,276)      (2,192)     (20,351)
                                             ------------    ------------    ------------    -----------    ---------    ---------
Net increase in shares outstanding              2,850,904         812,945       2,557,638        217,098       22,260       40,275
                                             ============    ============    ============    ===========    =========    =========
ING BOND FUND ($)
Shares sold                                  $ 99,262,773    $ 30,080,539    $ 73,591,861    $ 3,217,859    $ 229,521    $ 614,409
Shares issued as reinvestment of dividends      2,492,169       1,910,649       1,596,610         46,726       23,359       16,270
Shares redeemed                               (71,621,410)    (23,596,511)    (48,548,201)      (965,903)     (22,655)    (207,675)
                                             ------------    ------------    ------------    -----------    ---------    ---------
Net increase                                 $ 30,133,532    $  8,394,677    $ 26,640,270    $ 2,298,682    $ 230,225    $ 423,004
                                             ============    ============    ============    ===========    =========    =========

                                                           CLASS C SHARES                             CLASS I SHARES
                                               -------------------------------------    -------------------------------------------
                                                   YEAR      FIVE-MONTH       YEAR          YEAR        FIVE-MONTH         YEAR
                                                  ENDED     PERIOD ENDED     ENDED         ENDED       PERIOD ENDED        ENDED
                                                MARCH 31,    MARCH 31,*   OCTOBER 31,     MARCH 31,     MARCH 31,*      OCTOBER 31,
                                                  2003          2002         2001          2003            2002            2001
                                               -----------    --------     ---------    ------------    -----------    ------------
ING BOND FUND
 (NUMBER OF SHARES)
Shares sold                                        289,878       7,179        49,987       3,140,882        467,961       2,263,603
Shares issued as reinvestment of dividends           3,852       2,587         2,560         131,529        135,496         172,582
Shares redeemed                                   (185,736)     (6,809)      (28,265)     (3,191,923)      (761,544)     (1,959,024)
                                               -----------    --------     ---------    ------------    -----------    ------------
Net increase (decrease) in shares outstanding      107,994       2,957        24,282          80,488       (158,087)        477,161
                                               ===========    ========     =========    ============    ===========    ============
ING BOND FUND ($)
Shares sold                                    $ 3,069,754    $ 75,686     $ 521,131    $ 33,268,024      4,886,442      23,498,171
Shares issued as reinvestment of dividends          40,611      26,615        26,504       1,385,960      1,398,346       1,789,807
Shares redeemed                                 (1,979,579)    (71,131)     (294,995)    (33,814,141)    (7,936,636)    (20,305,057)
                                               -----------    --------     ---------    ------------    -----------    ------------
Net increase (decrease)                        $ 1,130,786    $ 31,170     $ 252,640    $    839,843    $(1,651,848)   $  4,982,921
                                               ===========    ========     =========    ============    ===========    ============

                                                            CLASS O SHARES
                                             --------------------------------------------
                                                 YEAR         FIVE-MONTHS     THREE MONTH
                                                 ENDED       PERIOD ENDED    PERIOD ENDED
                                               MARCH 31,       MARCH 31,      OCTOBER 31,
                                                 2003            2002*          2001**
                                             ------------    ------------    ------------
ING BOND FUND
 (NUMBER OF SHARES)
Shares sold                                     1,335,041          94,047           1,594
Shares issued as reinvestment of dividends         14,283           1,373              12
Shares redeemed                                  (480,817)        (14,705)            (19)
                                             ------------    ------------    ------------
Net increase in shares outstanding                868,507          80,715           1,587
                                             ============    ============    ============
ING BOND FUND ($)
Shares sold                                  $ 14,173,902    $    976,043    $     16,827
Shares issued as reinvestment of dividends        151,787          14,114             124
Shares redeemed                                (5,108,678)       (151,565)           (201)
                                             ------------    ------------    ------------
Net increase                                 $  9,217,011    $    838,592    $     16,750
                                             ============    ============    ============

----------
*    The Fund changed its fiscal year-end from October 31 to March 31.
**   The Class commenced operations on August 1, 2001.

--------------------------------------------------------------------------------

NOTE 9 -- CAPITAL SHARES (CONTINUED)

                                                            CLASS A SHARES                               CLASS B SHARES
                                             --------------------------------------------    -------------------------------------
                                                 YEAR         FIVE MONTH         YEAR           YEAR       FIVE MONTH      YEAR
                                                 ENDED       PERIOD ENDED        ENDED          ENDED     PERIOD ENDED     ENDED
                                               MARCH 31,      MARCH 31,*      OCTOBER 31,     MARCH 31,     MARCH 31,*  OCTOBER 31,
                                                 2003            2002            2001           2003          2002         2001
                                             ------------    ------------    ------------    -----------    ---------    ---------
ING GOVERNMENT FUND
 (NUMBER OF SHARES)
Shares sold                                     5,817,981       1,425,582       4,676,245        650,036       10,265       40,500
Shares issued as reinvestment of dividends        141,709          69,618          71,678          5,862        1,199          553
Shares redeemed                                (2,694,190)     (1,420,108)     (3,586,853)      (242,436)     (11,399)          (1)
                                             ------------    ------------    ------------    -----------    ---------    ---------
Net increase in shares outstanding              3,265,500          75,092       1,161,070        413,462           65       41,052
                                             ============    ============    ============    ===========    =========    =========
ING Government Fund ($)
Shares sold                                  $ 61,795,695    $ 14,826,396    $ 47,869,035    $ 6,903,641    $ 107,136    $ 421,433
Shares issued as reinvestment of dividends      1,502,968         713,881         739,662         62,425       12,298        5,767
Shares redeemed                               (28,610,516)    (14,699,389)    (36,643,023)    (2,577,290)    (117,556)         (10)
                                             ------------    ------------    ------------    -----------    ---------    ---------
Net increase                                 $ 34,688,147    $    840,888    $ 11,965,674    $ 4,388,776    $   1,878    $ 427,190
                                             ============    ============    ============    ===========    =========    =========

                                                           CLASS C SHARES                               CLASS I SHARES
                                               ---------------------------------------    -----------------------------------------
                                                  YEAR       FIVE MONTH       YEAR           YEAR         FIVE MONTH      YEAR
                                                  ENDED     PERIOD ENDED     ENDED          ENDED        PERIOD ENDED     ENDED
                                                MARCH 31,    MARCH 31,*    OCTOBER 31,     MARCH 31,      MARCH 31,*    OCTOBER 31,
                                                  2003          2002          2001           2003            2002           2001
                                               -----------    ---------    -----------    -----------    -----------    -----------
ING GOVERNMENT FUND
 (NUMBER OF SHARES)
Shares sold                                        424,422        3,474        215,020        944,784        128,900      1,160,089
Shares issued as reinvestment of dividends           3,089          974          1,234         61,605         51,597         65,165
Shares redeemed                                   (260,869)     (19,903)      (163,271)      (828,037)      (249,248)      (516,647)
                                               -----------    ---------    -----------    -----------    -----------    -----------
Net increase (decrease) in shares outstanding      166,642      (15,455)        52,983        178,352        (68,751)       708,607
                                               ===========    =========    ===========    ===========    ===========    ===========
ING Government Fund ($)
Shares sold                                    $ 4,518,524    $  36,539    $ 2,223,083    $10,051,506    $ 1,580,602    $11,953,570
Shares issued as reinvestment of dividends          32,843        9,982         12,734        651,825        286,350        672,282
Shares redeemed                                 (2,775,034)    (206,750)    (1,676,316)    (8,743,000)    (2,584,935)    (5,309,302)
                                               -----------    ---------    -----------    -----------    -----------    -----------
Net increase (decrease)                        $ 1,776,333    $(160,229)   $   559,501    $ 1,960,331    $  (717,983)   $ 7,316,550
                                               ===========    =========    ===========    ===========    ===========    ===========

----------
*    The Fund changed its fiscal year-end from October 31 to March 31.

--------------------------------------------------------------------------------

NOTE 9 -- CAPITAL SHARES (CONTINUED)

                                                            CLASS A SHARES                              CLASS B SHARES
                                            --------------------------------------------   ----------------------------------------
                                                YEAR         FIVE MONTH        YEAR            YEAR       FIVE MONTH       YEAR
                                                ENDED       PERIOD ENDED      ENDED            ENDED     PERIOD ENDED     ENDED
                                              MARCH 31,      MARCH 31,*     OCTOBER 31,      MARCH 31,     MARCH 31,*   OCTOBER 31,
                                                2003            2002           2001            2003          2002          2001
                                            -------------   ------------   -------------   ------------   -----------   -----------
ING AELTUS MONEY MARKET FUND
 (NUMBER OF SHARES)
Shares sold                                   204,434,156     91,141,258     321,620,216     14,122,899     1,217,553     2,078,004
Shares issued as reinvestment of dividends      2,012,916      1,408,716       8,767,045          8,184         3,807        26,986
Shares redeemed                              (237,150,047)   (97,337,309)   (314,463,459)    (9,948,540)     (540,211)   (1,064,337)
                                            -------------   ------------   -------------   ------------   -----------   -----------
Net increase (decrease) in shares
  outstanding                                 (30,702,975)    (4,787,335)     15,923,802      4,182,543       681,149     1,040,653
                                            =============   ============   =============   ============   ===========   ===========
ING Aeltus Money Market Fund ($)
Shares sold                                 $ 204,434,156   $ 91,141,258   $ 321,620,216   $ 14,122,899   $ 1,217,554   $ 2,078,004
Shares issued as reinvestment of dividends      2,012,916      1,408,716       8,767,046          8,184         3,807        26,986
Shares redeemed                              (237,150,047)   (97,337,309)   (314,463,459)    (9,948,540)     (540,211)   (1,064,337)
                                            -------------   ------------   -------------   ------------   -----------   -----------
Net increase (decrease)                     $ (30,702,975)  $ (4,787,335)  $  15,923,803   $  4,182,543   $   681,150   $ 1,040,653
                                            =============   ============   =============   ============   ===========   ===========

                                                         CLASS C SHARES                               CLASS I SHARES
                                           -----------------------------------------   --------------------------------------------
                                               YEAR        FIVE MONTH       YEAR           YEAR        FIVE MONTH        YEAR
                                               ENDED      PERIOD ENDED      ENDED          ENDED       PERIOD ENDED      ENDED
                                             MARCH 31,     MARCH 31,*    OCTOBER 31,     MARCH 31,      MARCH 31,*     OCTOBER 31,
                                               2003          2002           2001           2003            2002           2001
                                           ------------   -----------   ------------   -------------   ------------   -------------
ING AELTUS MONEY MARKET FUND
 (NUMBER OF SHARES)
Shares sold                                   9,250,545     2,516,068     12,940,926      80,731,941     33,783,856     145,060,215
Shares issued as reinvestment of dividends       99,337        78,680        491,276       1,913,594      1,521,801      10,531,080
Shares redeemed                             (11,798,143)   (3,746,210)   (11,001,304)   (145,597,223)   (66,846,892)   (161,191,804)
                                           ------------   -----------   ------------   -------------   ------------   -------------
Net increase (decrease) in shares
  outstanding                                (2,448,261)   (1,151,462)     2,430,898     (62,951,688)   (31,541,235)     (5,600,509)
                                           ============   ===========   ============   =============   ============   =============
ING Aeltus Money Market Fund ($)
Shares sold                                $  9,250,545   $ 2,516,068   $ 12,940,925   $  80,731,941   $ 33,783,855   $ 145,060,216
Shares issued as reinvestment of dividends       99,337        78,680        491,276       1,913,594      1,521,801      10,531,080
Shares redeemed                             (11,798,143)   (3,746,209)   (11,001,304)   (145,597,223)   (66,846,893)   (161,191,804)
                                           ------------   -----------   ------------   -------------   ------------   -------------
Net increase (decrease)                    $ (2,448,261)  $(1,151,461)  $  2,430,897   $ (62,951,688)  $(31,541,237)  $  (5,600,508)
                                           ============   ===========   ============   =============   ============   =============

----------
*    The Fund changed its fiscal year-end from October 31 to March 31.

NOTE 10 -- ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Funds' Board the following securities have been deemed to be illiquid. The Funds currently limit investment in illiquid securities to 15% (10% for Money Market) of the Funds' net assets, at market value, at time of purchase.

                                                           PRINCIPAL      INITIAL                                   PERCENT
                                                            AMOUNT/     ACQUISITION                                 OF NET
   FUND                        SECURITY                     SHARES          DATE          COST          VALUE       ASSETS
   ----                        --------                   ----------     --------     -----------    -----------    ------
Bond Fund        USA Interactive, 7.000%, due 01/15/13    $  210,000     12/12/02     $   210,000    $   224,124     0.16%
                                                                                      ===========    ===========     ====
Money Market     Goldman Sachs, 1.400%, due 10/27/03       3,500,000     01/28/03     $ 3,500,000    $ 3,500,000     1.05%
                 MMKT Trust LLY, 1.439%, due 02/19/04      3,900,000     02/19/03       3,898,269      3,898,269     1.17%
                 MMKT Trust LLY, 1.890%, due 12/03/03      3,600,000     06/19/02       3,600,000      3,600,000     1.08%
                 Money Market Trust Series A-1, 1.489%,
                   due 04/09/04                            6,700,000     03/12/03       6,700,000      6,700,000     2.01%
                                                                                      -----------    -----------     ----
                                                                                      $17,698,269    $17,698,269     5.31%
                                                                                      ===========    ===========     ====

--------------------------------------------------------------------------------

NOTE 11 -- FEDERAL INCOME TAXES

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. The tax composition of dividends and distributions to shareholders for year ended March 31, 2003 were as follow:

                  ORDINARY        LONG-TERM       TAX RETURN
                   INCOME       CAPITAL GAINS     OF CAPITAL
                 ----------     -------------     ----------
Bond             $4,456,440         $ --            $ --
Government        2,367,624           --              --
Money Market      4,144,585           --              --

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. Key differences are the treatment of short-term capital gains, foreign currency transactions, wash sale deferrals and other temporary or permanent differences. To the extend that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications.

Accordingly, the following amounts represent current year permanent tax differences that have been reclassified as of March 31, 2003:

                                              ACCUMULATED
                           UNDISTRIBUTED      NET REALIZED
              PAID-IN     NET INVESTMENT     GAINS (LOSSES)
              CAPITAL         INCOME         ON INVESTMENTS
              -------        --------        --------------
Bond           $ (2)         $836,380          $(836,378)
Government       --            30,304            (30,304)

During the year ended March 31, 2003, $80,870 and $9,196 of capital loss carryforwards were utilized for Government and Money Market, respectively.

Capital loss carryforwards, which may be used to offset future realized capital gains for federal income tax purposes were as follows at March 31, 2003:

                     AMOUNT       EXPIRATION DATES
                   ----------     ----------------
Money Market       $1,114,911          2009

Under the current tax law, capital and currency losses realized after October 31, may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended March 31, 2003, Government elected to defer $13,098 of "Post-October" losses occurring between November 1, 2002 and March 31, 2003.

The following represents the tax-basis components of distributable earnings as of March 31, 2003.

                                    UNDISTRIBUTED                     CAPITAL
                   UNDISTRIBUTED      LONG-TERM      UNREALIZED        LOSS
                  ORDINARY INCOME   CAPITAL GAINS   APPRECIATION   CARRYFORWARDS
                  ---------------   -------------   ------------   -------------
Bond                $4,347,625          $ --         $1,988,146     $       --
Government             424,222            --          2,268,019             --
Money Market           117,915            --                 --      1,114,911

NOTE 12 -- SUBSEQUENT EVENTS

DIVIDENDS. Subsequent to March 31, 2003 the following Fund declared dividends from net investment income of:

                          PER SHARE
                            AMOUNT     PAYABLE DATE    RECORD DATE
                            ------     ------------    -----------
ING AELTUS MONEY MARKET
Class A                     $.0005    April 30, 2003      Daily
Class B                     $.0001    April 30, 2003      Daily
Class C                     $.0005    April 30, 2003      Daily
Class I                     $.0005    April 30, 2003      Daily

ING
Bond
Fund                               PORTFOLIO OF INVESTMENTS as of March 31, 2003
--------------------------------------------------------------------------------
Principal
Amount                                                                Value
--------------------------------------------------------------------------------
CORPORATE BONDS/NOTES: 28.3%
                     AEROSPACE/DEFENSE: 0.4%
$   120,000          Boeing Co., 6.125%, due 02/15/33             $     113,711
    412,000          Raytheon Co., 6.150%, due 11/01/08                 451,810
                                                                  -------------
                                                                        565,521
                                                                  -------------
                     AGRICULTURE: 0.3%
    240,000          RJ Reynolds Tobacco Holdings, Inc., 6.500%,
                       due 06/01/07                                     241,517
    140,000          RJ Reynolds Tobacco Holdings, Inc., 7.750%,
                       due 05/15/06                                     147,325
                                                                  -------------
                                                                        388,842
                                                                  -------------
                     AUTOMOBILE MANUFACTURERS: 1.0%
    370,000          Ford Motor Co., 6.375%, due 02/01/29               250,423
    220,000          Ford Motor Co., 7.250%, due 10/01/08               211,026
    325,000          Ford Motor Co., 7.450%, due  07/16/31              249,360
    430,000          General Motors Corp., 6.750%, due 05/01/28         364,258
    380,000          General Motors Corp., 7.200%, due 01/15/11         380,066
                                                                  -------------
                                                                      1,455,133
                                                                  -------------
                     BANKS: 2.7%
    285,000          Bank of America Corp., 6.375%, due 02/15/08        321,459
     50,000          Bank of America Corp., 7.800%, due 02/15/10         60,727
    260,000          BankBoston Corp., 8.250%, due 12/15/26             290,203
     85,000          BNY Capital I, 7.970%, due 12/31/26                 95,447
    390,000   #,@@   Credit Suisse First Boston, 7.900%,
                       due 05/29/49                                     423,591
    480,000          Deutsche Bank Financial LLC, 5.375%,
                       due 03/02/15                                     482,574
    430,000          First Security Cap I, 8.410%, due 12/15/26         504,725
     90,000          Fleet Capital Trust II, 7.920%, due 12/11/26        96,040
    350,000          JP Morgan Chase & Co., 5.250%, due 05/30/07        375,552
    270,000          M & T Bank Corp., 3.850%, due 04/01/13             272,187
    260,000          NB Capital Trust IV, 8.250%, due 04/15/27          301,983
    280,000          Sovereign Bank, 5.125%, due 03/15/13               280,700
    250,000          Wachovia Corp., 6.400%, due 04/01/08               282,253
     50,000    #     Wells Fargo Capital A, 7.730%, due 12/01/26         55,565
                                                                  -------------
                                                                      3,843,006
                                                                  -------------
                     CHEMICALS: 0.2%
    240,000          Dow Chemical Co/The, 5.750%, due 11/15/09          246,857
                                                                  -------------
                                                                        246,857
                                                                  -------------
                     DIVERSIFIED FINANCIAL SERVICES: 5.1%
    210,000          American Express Credit Corp., 4.250%,
                       due 02/07/05                                     218,101
    240,000          Associates Corp. of N. America, 6.250%,
                       due 11/01/08                                     269,845
    125,000          Boeing Capital Corp., 5.800%, due 01/15/13         124,573
    365,000          Boeing Capital Corp., 7.375%, due 09/27/10         403,738
     75,000    #     Bombardier Capital, Inc., 7.500%,
                       due 10/17/05                                      61,875
    205,000          Caterpillar Financial Services Corp.,
                       1.610%, due 01/31/05                             205,342
    200,000          CIT Group, Inc., 5.500%, due 11/30/07              204,663
     50,000          CIT Group, Inc., 7.375%, due 04/02/07               54,225
    260,000          CitiCorp. Capital I, 7.933%, due 02/15/27          297,275
    240,000          Citigroup, Inc., 5.625%, due 08/27/12              257,840
     65,000    #     Corestates Capital Trust I, 8.000%,
                       due 12/15/26                                      75,145
    385,000          Countrywide Home Loans, Inc., 2.063%,
                       due 10/23/06                                     383,082
    430,000          Countrywide Home Loans, Inc., 4.250%,
                       due 12/19/07                                     441,080
    105,000          Credit Suisse First Boston USA, Inc.,
                       4.625%, due 01/15/08                             108,460
    350,000          Credit Suisse First Boston USA, Inc.,
                       5.750%, due 04/15/07                             377,280
    125,000    #     Erac USA Finance Co, 8.000%, due 01/15/11          145,300
    180,000          Ford Motor Credit Co., 7.375%, due 10/28/09        170,440
    275,000          General Electric Capital Corp., 5.000%,
                       due 06/15/07                                     295,136
    690,000          General Electric Capital Corp., 6.000%,
                       due 06/15/12                                     753,781
     70,000          General Motors Acceptance Corp., 8.000%,
                       due 11/01/31                                      68,344
     90,000          Goldman Sachs Group, Inc., 5.700%,
                       due 09/01/12                                      95,061
    410,000          Household Finance Corp., 4.625%,
                       due 01/15/08                                     425,335
    595,000          International Lease Finance Corp., 2.719%,
                       due 10/18/04                                     598,918
    330,000          Lehman Brothers Holdings, Inc., 4.000%,
                       due 01/22/08                                     337,247
    200,000          Merrill Lynch & Co., Inc., 2.470%,
                       due 03/10/06                                     199,718
    105,000          Morgan Stanley, 6.750%, due 04/15/11               117,702
    420,000          Morgan Stanley, 7.750%, due 06/15/05               469,024
    100,000          Private Export Funding Corp., 5.480%,
                       due 09/15/03                                     101,110
     70,000          Textron Financial Corp., 7.125%,
                       due 12/09/04                                      74,525
                                                                  -------------
                                                                      7,334,165
                                                                  -------------

                 See Accompanying Notes to Financial Statements

ING
Bond
Fund                   PORTFOLIO OF INVESTMENTS as of March 31, 2003 (Continued)
--------------------------------------------------------------------------------
Principal
Amount                                                                Value
--------------------------------------------------------------------------------
                     ELECTRIC: 1.9%
$   135,000          Constellation Energy Group, Inc., 7.600%,
                       due 04/01/32                               $     154,954
    365,000          Dominion Resources, Inc./VA, 6.750%,
                       due 12/15/32                                     383,951
    110,000          Duke Energy Corp., 5.625%, due 11/30/12            112,142
    110,000          Duke Energy Corp., 6.450%, due 10/15/32            108,454
    270,000          Nisource Finance Corp., 6.150%, due 03/01/13       281,338
    185,000          Nisource Finance Corp., 7.625%, due 11/15/05       204,481
    380,000    #     Ohio Power Co., 6.600%, due 02/15/33               399,247
    255,000    #     Oncor Electric Delivery Co., 7.250%,
                       due 01/15/33                                     288,650
    165,000          PSEG Power LLC, 6.950%, due 06/01/12               182,986
    140,000    #     TXU Energy Co., 6.125%, due 03/15/08               143,371
    210,000    #     TXU Energy Co., 7.000%, due 03/15/13               214,618
    275,000          Virginia Electric and Power Co., 4.750%,
                       due 03/01/13                                     277,330
                                                                  -------------
                                                                      2,751,522
                                                                  -------------
                     ENVIRONMENTAL CONTROL: 0.3%
    200,000          Waste Management, Inc., 6.375%, due 11/15/12       213,770
    250,000          Waste Management, Inc., 7.750%, due 05/15/32       285,704
                                                                  -------------
                                                                        499,474
                                                                  -------------
                     FOOD: 1.7%
    175,000          ConAgra Foods, Inc., 7.500%, due 09/15/05          195,354
    135,000          Kroger Co., 5.500%, due 02/01/13                   137,918
    197,000          Kroger Co., 7.250%, due 06/01/09                   224,586
    210,000          Kroger Co., 7.500%, due 04/01/31                   235,590
    310,000          Safeway, Inc., 4.800%, due 07/16/07                321,842
     83,000          Safeway, Inc., 5.800%, due 08/15/12                 87,626
    580,000          Supervalu, Inc., 7.875%, due 08/01/09              630,437
    620,000          Tyson Foods, Inc., 6.625%, due 10/01/04            648,738
                                                                  -------------
                                                                      2,482,091
                                                                  -------------
                     FOREST PRODUCTS & PAPER: 0.4%
    140,000    @@    Abitibi-Consolidated, Inc., 6.950%,
                       due 12/15/06                                     144,286
    135,000          Weyerhaeuser Co., 6.750%, due 03/15/12             148,252
    200,000          Weyerhaeuser Co., 6.875%, due 12/15/33             206,233
    100,000          Weyerhaeuser Co., 7.375%, due 03/15/32             109,606
                                                                  -------------
                                                                        608,377
                                                                  -------------
                     HOME BUILDERS: 0.5%
    200,000          Centex Corp., 4.750%, due 01/15/08                 203,802
    250,000          Pulte Homes, Inc., 6.250%, due 02/15/13            258,715
    225,000    #     Toll Brothers, Inc., 6.875%, due 11/15/12          238,957
                                                                  -------------
                                                                        701,474
                                                                  -------------
                     INSURANCE: 1.9%
    720,000          CNA Financial Corp., 6.250%, due 11/15/03          734,949
    310,000    #     John Hancock Global Funding II, 5.250%,
                       due 02/25/15                                     313,050
    290,000    #     Monumental Global Funding II, 3.850%,
                       due 03/03/08                                     294,001
    350,000    #     Travelers Property Casualty Corp., 6.375%,
                       due 03/15/33                                     347,204
    890,000    #     Zurich Capital Trust I, 8.376%, due 06/01/37       796,408
    235,000          Zurich Reinsur Centre Hldgs, 7.125%,
                       due 10/15/23                                     188,384
                                                                  -------------
                                                                      2,673,996
                                                                  -------------
                     MEDIA: 1.0%
    590,000          AOL Time Warner, Inc., 6.875%, due 05/01/12        629,820
     10,000          AOL Time Warner, Inc., 7.625%, due 04/15/31         10,650
     50,000          AOL Time Warner, Inc., 7.700%, due 05/01/32         53,743
    220,000          Comcast Cable Communications, 7.125%,
                       due 06/15/13                                     243,199
    278,000    #     News America, Inc., 6.550%, due 03/15/33           268,617
    210,000   #,I    USA Interactive, 7.000%, due 01/15/13              224,124
                                                                  -------------
                                                                      1,430,153
                                                                  -------------
                     OIL & GAS: 2.4%
    320,000          Amerada Hess Corp., 5.900%, due 08/15/06           344,485
    270,000          Amerada Hess Corp., 7.125%, due 03/15/33           279,911
    250,000          Amerada Hess Corp., 7.875%, due 10/01/29           281,293
    170,000    @@    Anderson Exploration Ltd, 6.750%,
                       due 03/15/11                                     187,748
    230,000    @@    Burlington Resources Finance Co., 5.600%,
                       due 12/01/06                                     251,505
    240,000    @@    Conoco Funding Co., 5.450%, due 10/15/06           261,582
    535,000    @@    Husky Oil Co., 8.900%, due 08/15/28                602,075
    375,000          Marathon Oil Corp., 6.800%, due 03/15/32           388,822
    530,000    #     Pemex Project Funding Master Trust, 7.375%,
                       due 12/15/14                                     545,238
    250,000          Valero Energy Corp., 7.500%, due 04/15/32          269,856
                                                                  -------------
                                                                      3,412,515
                                                                  -------------

                 See Accompanying Notes to Financial Statements

ING
Bond
Fund                   PORTFOLIO OF INVESTMENTS as of March 31, 2003 (Continued)
--------------------------------------------------------------------------------
Principal
Amount                                                                Value
--------------------------------------------------------------------------------
                     PACKAGING & CONTAINERS: 0.3%
$   460,000    #     Sealed Air Corp., 6.950%, due 05/15/09       $     486,002
                                                                  -------------
                                                                        486,002
                                                                  -------------
                     PIPELINES: 0.5%
    320,000          CenterPoint Energy Resources Corp., 8.125%,
                       due 07/15/05                                     321,600
    150,000          Duke Energy Field Services LLC, 7.875%,
                       due 08/16/10                                     168,025
    160,000    #     Equitable Resources, Inc., 5.150%,
                       due 03/01/18                                     162,590
                                                                  -------------
                                                                        652,215
                                                                  -------------
                     REAL ESTATE: 0.7%
    395,000          EOP Operating LP, 7.750%, due 11/15/07             454,046
    190,000          EOP Operating LP, 8.375%, due 03/15/06             216,289
    150,000          Liberty Property-LP, 7.250%, due 03/15/11          170,050
     90,000          Liberty Property-LP, 7.750%, due 04/15/09          104,732
                                                                  -------------
                                                                        945,117
                                                                  -------------
                     REGIONAL (STATE/PROVINCE): 0.4%
    550,000    @@    Province of Ontario, 3.282%, due 03/28/08          551,784
                                                                  -------------
                                                                        551,784
                                                                  -------------
                     REITS: 0.7%
    260,000          Liberty Property Trust, 6.375%, due 08/15/12       281,127
    360,000          Prologis, 5.500%, due 03/01/13                     367,647
    220,000    #     Simon Property Group LP, 4.875%, due 03/18/10      219,395
    160,000          Simon Property Group LP, 7.375%, due 06/15/18      177,822
                                                                  -------------
                                                                      1,045,991
                                                                  -------------
                     SAVINGS & LOANS: 0.4%
    150,000          Washington Mutual Capital I, 8.375%,
                       due 06/01/27                                     170,438
    415,000          Washington Mutual, Inc., 4.375%, due 01/15/08      428,588
                                                                  -------------
                                                                        599,026
                                                                  -------------
                     SOVEREIGN: 0.8%
    205,000    @@    Chile Government International Bond, 5.500%,
                       due 01/15/13                                     206,825
    365,000    @@    Mexico Government International Bond, 6.625%,
                       due 03/03/15                                     365,913
     80,000    @@    Mexico Government International Bond, 8.300%,
                       due 08/15/31                                      86,200
    424,798          Small Business Administration, 7.550%,
                       due 11/01/12                                     462,082
                                                                  -------------
                                                                      1,121,020
                                                                  -------------
                     TELECOMMUNICATIONS: 4.1%
    248,000          AT&T Corp., 6.000%, due 03/15/09                   249,466
    140,000          AT&T Corp., 7.800%, due 11/15/11                   150,959
    555,000          AT&T Corp., 8.500%, due 11/15/31                   598,612
    170,000          AT&T Wireless Services, Inc., 8.125%,
                       due 05/01/12                                     192,787
    270,000    @@    British Telecommunications PLC, 0.000%,
                       due 12/15/30                                     347,701
    280,000          Citizens Communications Co, 7.625%,
                       due 08/15/08                                     326,201
    220,000    @@    Deutsche Telekom International Finance BV,
                       8.750%, due 06/15/30                             261,967
    255,000    @@    France Telecom, 10.000%, due 03/01/31              333,220
    245,000    @@    France Telecom, 9.250%, due 03/01/11               295,012
    105,000          Sprint Capital Corp., 6.125%, due 11/15/08         104,475
    610,000          Sprint Capital Corp., 6.875%, due 11/15/28         536,800
    430,000          Sprint Capital Corp., 6.900%, due 05/01/19         395,600
    555,000          TCI Communications Finance, 9.650%,
                       due 03/31/27                                     603,309
    310,000    @@    Telefonica Europe BV, 8.250%, due 09/15/30         384,260
    730,000          Verizon Global Funding Corp., 7.375%,
                       due 09/01/12                                     864,090
    260,000          Verizon Wireless Capital LLC, 5.375%,
                       due 12/15/06                                     278,212
                                                                  -------------
                                                                      5,922,671
                                                                  -------------
                     TEXTILES: 0.1%
    175,000          Mohawk Industries, Inc., 7.200%, due 04/15/12      196,681
                                                                  -------------
                                                                        196,681
                                                                  -------------
                     TRANSPORTATION: 0.5%
     75,821          Burlington Northern and Santa Fe Railway Co,
                       7.570%, due 01/02/21                              91,258
    210,379          Chicago & Northwest Co Trans, 6.250%,
                       due 07/30/12                                     227,147
    310,000          CSX Corp., 7.450%, due 05/01/07                    354,687
                                                                  -------------
                                                                        673,092
                                                                  -------------
                     Total Corporate Bonds/Notes
                       (Cost $39,528,411)                            40,586,725
                                                                  -------------

                 See Accompanying Notes to Financial Statements

ING
Bond
Fund                   PORTFOLIO OF INVESTMENTS as of March 31, 2003 (Continued)
--------------------------------------------------------------------------------
Principal
Amount                                                                Value
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 37.6%
                     FEDERAL HOME LOAN MORTGAGE CORPORATION: 8.5%
$ 1,380,000          3.250%, due 02/25/08                         $   1,386,254
  1,415,000          4.250%, due 06/15/05                             1,492,549
  1,850,000          5.250%, due 11/05/12                             1,912,587
  1,965,412          5.500%, due 05/15/31                             2,041,825
  1,200,000          5.500%, due 06/15/18 TBA                         1,241,626
  3,810,000          6.000%, due 06/15/33 TBA                         3,937,399
    173,268          7.500%, due 12/01/11                               186,019
                                                                  -------------
                                                                     12,198,259
                                                                  -------------
                     FEDERAL NATIONAL MORTGAGE ASSOCIATION: 23.5%
  1,415,000          2.375%, due 03/17/06                             1,420,814
  1,700,000          5.000%, due 06/25/18 TBA                         1,739,845
  2,000,000          5.500%, due 04/25/33 TBA                         2,042,500
  1,900,000          5.500%, due 05/25/18 TBA                         1,967,093
    400,000          6.000%, due 05/25/18 TBA                           418,375
  5,990,000          6.000%, due 06/25/33 TBA                         6,194,031
     14,323          6.000%, due 07/01/29                                14,888
  8,510,000          6.500%, due 05/25/33 TBA                         8,873,245
  1,228,347          6.500%, due 08/01/29                             1,283,222
    420,812          6.500%, due 11/01/13                               446,064
    197,572          7.000%, due 01/01/30                               208,539
  4,200,000          7.000%, due 05/25/33 TBA                         4,427,060
    705,480          7.000%, due 06/01/31                               745,057
  1,022,155          7.500%, due 01/25/48                             1,120,221
    765,983          7.500%, due 02/01/32                               816,400
     19,045          7.500%, due 05/01/31                                20,299
    808,819          7.500%, due 06/25/32                               886,417
    100,922          7.500%, due 07/01/11                               108,277
     41,541          7.500%, due 09/01/30                                44,275
    125,129          7.500%, due 10/01/30                               133,416
     65,202          7.500%, due 10/01/30                                69,519
     56,332          7.500%, due 11/01/28                                60,274
     62,993          7.500%, due 11/01/30                                67,164
    186,213          8.500%, due 01/01/25                               203,278
    171,914          8.500%, due 09/01/25                               187,778
    105,167          8.500%, due 11/01/23                               114,910
                                                                  -------------
                                                                     33,612,961
                                                                  -------------
                     GOVERNMENT NATIONAL MORTGAGE ASSOCIATION: 5.6%
     48,097          5.375%, due 04/20/28                                49,364
  1,000,000          6.000%, due 05/15/33 TBA                         1,043,125
     43,544          6.500%, due 03/15/31                                45,795
    160,936          6.500%, due 08/15/31                               169,255
  1,457,744          6.500%, due 09/15/32                             1,533,097
    347,333          6.500%, due 10/15/31                               365,287
    220,223          6.500%, due 11/15/31                               231,634
    258,870          7.000%, due 04/15/26                               275,794
    298,741          7.000%, due 04/15/32                               317,138
    354,552          7.000%, due 05/15/31                               376,385
    309,274          7.000%, due 05/15/32 TBA                           328,320
    295,781          7.500%, due 05/15/32                               316,491
    505,533          7.500%, due 05/15/32                               540,936
    281,375          7.500%, due 07/15/29                               301,076
    120,544          7.500%, due 10/15/26                               129,435
      3,892          7.500%, due 11/15/30                                 4,166
    156,996          7.500%, due 11/20/30                               166,877
    426,463          7.500%, due 12/15/22                               459,631
    342,634          7.500%, due 12/15/30                               366,625
    384,644          7.500%, due 12/15/31                               411,740
    441,750          8.000%, due 12/15/17                               486,331
     22,415          9.500%, due 07/15/18                                25,322
                                                                  -------------
                                                                      7,943,824
                                                                  -------------
                     Total U.S. Government Agency Obligations
                       (Cost $53,192,380)                            53,755,044
                                                                  -------------
U.S. TREASURY OBLIGATIONS: 18.1%
  4,401,000    S     1.625%, due 03/31/05                             4,411,659
  5,700,000    S     2.875%, due 06/30/04                             5,816,673
    262,000    S     3.000%, due 01/31/04                               266,094
  5,022,000    S     3.000%, due 02/15/08                             5,082,425
  2,003,000    S     3.875%, due 02/15/13                             2,011,999
  2,000,000    S     4.750%, due 02/15/04                             2,062,892
     27,000    S     5.000%, due 08/15/11                                29,614
    367,000    S     5.375%, due 02/15/31                               397,105
    241,000    S     6.000%, due 08/15/09                               279,579
  3,933,000    S     8.125%, due 05/15/21                             5,531,245
                                                                  -------------
                                                                     25,889,285
                                                                  -------------
                     Total U.S. Treasury Obligations
                       (Cost $25,657,800)                            25,889,285
                                                                  -------------
COLLATERALIZED MORTGAGE OBLIGATIONS AND ASSET-BACKED SECURITIES: 10.1%
                     AUTOMOBILE: 1.0%
  1,000,000          Capital Auto Receivables Asset Trust, 2.750%,
                       due 04/16/07                                   1,012,720
    460,000          Nissan Auto Receivables Owner Trust, 2.610%,
                       due 07/15/08                                     461,752
                                                                  -------------
                                                                      1,474,472
                                                                  -------------
                     COMMERCIAL: 5.8%
    780,000          Chase Manhattan Bank-First Union National
                       Bank, 7.439%, due 08/15/31                       918,960
    400,000          CS First Boston Mortgage Securities Corp.,
                       3.727%, due 03/15/35                             397,468
    500,000          First Union National Bank, 6.136%,
                       due 12/15/10                                     557,382
    700,000          GE Capital Commercial Mortgage Corp.,
                       6.531%, due 03/15/11                             794,753
    650,000          JP Morgan Chase Commercial Mortgage
                       Securities Corp., 6.162%, due 05/12/34           722,483
  1,180,000          JP Morgan Chase Commercial Mortgage
                       Securities Corp., 6.244%, due 04/15/35         1,314,014
    890,000          LB-UBS Commercial Mortgage Trust, 4.659%,
                       due 12/15/26                                     912,160
    550,000          LB-UBS Commercial Mortgage Trust, 6.226%,
                       due 03/15/26                                     614,276
    400,000          LB-UBS Commercial Mortgage Trust, 7.370%,
                       due 08/15/26                                     473,582
  1,180,000          Mortgage Capital Funding, Inc., 6.663%,
                       due 03/18/30                                   1,332,730
    240,000          Prudential Commercial Mortgage Trust,
                       3.669%, due 02/11/36                             238,837
                                                                  -------------
                                                                      8,276,645
                                                                  -------------

                 See Accompanying Notes to Financial Statements

ING
Bond
Fund                   PORTFOLIO OF INVESTMENTS as of March 31, 2003 (Continued)
--------------------------------------------------------------------------------
Principal
Amount                                                                Value
--------------------------------------------------------------------------------
                     CREDIT CARD: 1.0%
$   950,000          Citibank Credit Card Issuance Trust, 5.650%,
                       due 06/16/08                               $   1,037,059
    370,000          Fleet Credit Card Master Trust II, 2.400%,
                       due 07/15/08                                     371,635
                                                                  -------------
                                                                      1,408,694
                                                                  -------------
                     HOME EQUITY: 0.7%
    274,000          Residential Funding Mortgage Securities II,
                       3.450%, due 01/25/16                             274,000
    800,000    XX    Saxon Asset Securities Trust, 3.960%,
                       due 06/25/33                                     800,000
                                                                  -------------
                                                                      1,074,000
                                                                  -------------
                     WHOLE LOAN COLLATERAL: 1.6%
    987,296          Bank of America Alternative Loan Trust,
                       5.500%, due 02/25/33                           1,008,894
    788,271          Bank of America Mortgage Securities,
                       4.413%, due 03/25/33                             809,025
    166,444    XX    Bear Stearns Adjustable Rate Mortgage Trust,
                       6.038%, due 01/25/32                             169,538
    168,896          Prudential Home Mortgage Securities, 7.000%,
                       due 12/25/07                                     168,711
     97,353          Prudential Home Mortgage Securities, 7.500%,
                       due 06/25/07                                      97,248
                                                                  -------------
                                                                      2,253,416
                                                                  -------------
                     Total Collateralized Mortgage Obligations
                       and Asset-Backed Securities
                       (Cost $14,183,848)                            14,487,227
                                                                  -------------
                     Total Long-Term Investments
                       (Cost $132,562,439)                          134,718,281
                                                                  -------------
SHORT-TERM INVESTMENTS: 25.8%
                     COMMERCIAL PAPER: 17.4%
  1,325,000    S     Bristol-Myers Squibb Co., 1.320%,
                       due 04/22/03                                   1,323,980
  1,325,000    S     Conoco Phillips, 1.350%, due 04/11/03            1,324,503
  1,325,000    S     Cox Communications, Inc., 1.450%,
                       due 04/03/03                                   1,324,893
  1,400,000    S     Crown Point Capital, 1.270%, due 04/22/03        1,398,962
  1,325,000    S     Csx Corp., 1.310%, due 05/07/03                  1,323,264
  1,350,000    S     Deere & Company, 1.420%, due 05/06/03            1,348,136
  1,400,000    S     Diamlerchrysler NA, 1.480%, due 05/02/03         1,398,216
  1,325,000    S     Ford Motor Credit Corp., 1.570%,
                       due 04/04/03                                   1,324,827
    900,000    S     General Mills, Inc., 1.360%, due 05/06/03          898,810
  1,000,000    S     General Motors Accept Co., 3.986%,
                       due 08/04/03                                     997,750
  1,400,000    S     Household Finance Corp., 1.280%,
                       due 04/29/03                                   1,398,606
  1,400,000    S     Kellogg Co., 1.330%, due 05/07/03                1,398,138
  1,325,000    S     Merrill Lynch & Co., Inc., 1.250%,
                       due 04/14/03                                   1,324,402
  1,325,000    S     Park Avenue Receivable, 1.250%, due 04/21/03     1,324,080
  1,325,000    S     Safeway, Inc., 1.280%, due 04/14/03              1,324,389
  1,400,000    S     Salomon Smith Barney Holdings, 1.250%,
                       due 04/15/03                                   1,399,319
  1,325,000    S     Variable Funding Capital, 1.250%,
                       due 04/14/03                                   1,324,402
  1,400,000    S     Viacom International, 1.400%, due 04/01/03       1,400,000
  1,325,000    S     Walt Disney Co., 1.350%, due 05/01/03            1,323,509
                                                                  -------------
                                                                     24,880,186
                                                                  -------------

                     REPURCHASE AGREEMENT: 8.4%
 11,991,000    S     State Street Repurchase Agreement dated
                       03/31/03, 1.280%, due 04/01/03 $11,991,426
                       to be received upon repurchase
                       (Collateralized by $12,205,000 Federal
                       National Mortgage Association, 2.000%
                       Market Value $12,235,513 due 03/18/05)        11,991,000
                                                                  -------------
                                                                     11,991,000
                                                                  -------------
                     Total Short-Term Investments
                       (Cost $36,873,436)                            36,871,186
                                                                  -------------
                     TOTAL INVESTMENTS IN SECURITIES
                       (COST $169,435,875)*              119.9%   $ 171,589,467
                     OTHER ASSETS AND LIABILITIES-NET    (19.9)     (28,506,229)
                                                        ------    -------------
                     NET ASSETS                          100.0%   $ 143,083,238
                                                        ======    =============

* Cost for federal income tax purposes is $169,658,119. Net unrealized appreciation consists of:

                     Gross Unrealized Appreciation                $   2,130,797
                     Gross Unrealized Depreciation                     (199,449)
                                                                  -------------
                     Net Unrealized Appreciation                  $   1,931,348
                                                                  =============

# Securities with purchases pursuant to Rule 144A, under the Security Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors.
@@    Foreign Issuer
XX Value of Securities obtained from one or more dealers making markets in the securities which have been adjusted based on the Fund's valuation procedures.
TBA   To be announced
PLC   Public Limited Company
I     Illiquid
S Segregated securities for swaps, futures and when issued or delayed delivery securities held at March 31, 2003.
REITs Real Estate Investment Trusts

                 See Accompanying Notes to Financial Statements

ING
Bond
Fund                   PORTFOLIO OF INVESTMENTS as of March 31, 2003 (Continued)
--------------------------------------------------------------------------------

Information concerning open futures contracts at March 31, 2003 is shown below:

                              NO. OF       NOTIONAL     EXPIRATION   UNREALIZED
                             CONTRACTS   MARKET VALUE      DATE      GAIN/(LOSS)
                             ---------   ------------   ----------   ----------
    LONG CONTRACTS
--------------------------
90 Day Euro Dollar                8      $  1,939,200     Mar-05     $    2,000
90 Day Euro Dollar                8         1,919,600     Mar-06          2,000
90 Day Euro Dollar                8         1,960,100     Jun-04          1,200
90 Day Euro Dollar                8         1,933,700     Jun-05          2,100
90 Day Euro Dollar                8         1,952,600     Sep-04          1,500
90 Day Euro Dollar                8         1,928,700     Sep-05          2,100
90 Day Euro Dollar                8         1,945,300     Dec-04          1,700
90 Day Euro Dollar                8         1,923,900     Dec-05          2,000
U.S. 2 Year Treasury Note       130        28,019,062     Jun-03         22,344
U.S. 20 Year Treasury Bond       15         1,691,250     Jun-03         15,468
                                         ------------                ----------
                                         $ 45,213,412                $   52,412
                                         ============                ==========
    SHORT CONTRACTS
--------------------------
U.S. 5 Year Treasury Note        29      $ (3,291,500)    Jun-03     $   (9,515)
U.S. 10 Year Treasury Note      101       (11,602,375)    Jun-03        (53,656)
                                         ------------                ----------
                                         $(14,893,875)               $  (63,171)
                                         ============                ==========

Information concerning open swap contracts at March 31, 2003 is shown below:

SWAP COUNTER PARTY       BEAR STEARNS
------------------       ------------
Notional Principal       $1,500,000
Fund will Pay:           Notional amount times (libor rate + 0.80%) times actual
                         days divided by 360
Effective LIBOR rate:    1.33750%
Fund will receive:       Notional amount times Index Return(1). Positive amounts
                         are paid to the Fund. The absolute value of negative
                         amounts are paid to Bear Stearns.
Index:                   Bear Stearns High Yield Composite Index
Payment Date:            Monthly on the 5th
Net unrealized gain:     $37,854
Termination date:        July 1, 2003

SWAP COUNTER PARTY       BEAR STEARNS
------------------       ------------
Notional Principal       $1,500,000
Fund will Pay:           Notional amount times (libor rate + 0.675%) times
                         actual days divided by 360
Effective LIBOR rate:    1.33750%
Fund will receive:       Notional amount times Index Return(1). Positive amounts
                         are paid to the Fund. The absolute value of negative
                         amounts are paid to Bear Stearns.
Index:                   Bear Stearns High Yield Composite Index
Payment Date:            Monthly on the 5th
Net unrealized gain:     $38,010
Termination date:        July 1, 2003

SWAP COUNTER PARTY       MERRILL LYNCH
------------------       -------------
Notional Principal       $1,500,000
Fund will Pay:           Notional amount times (libor rate +1.00%) times actual
                         days divided by 360
Effective LIBOR rate:    1.3800%
Fund will receive:       Notional amount times Index Return(1). Positive amounts
                         are paid to the Fund. The absolute value of negative
                         amounts are paid to Merrill Lynch.
Index:                   Merrill Lynch High Yield Master Index
Payment Date:            Quarterly on the 2nd
Net unrealized gain:     $92,330
Termination date:        July 2, 2003

SWAP COUNTER PARTY       MERRILL LYNCH
------------------       -------------
Notional Principal       $925,000
Fund will Pay:           Notional amount times (libor rate +0.90%) times actual
                         days divided by 360
Effective LIBOR rate:    1.3800%
Fund will receive:       Notional amount times Index Return(1). Positive amounts
                         are paid to the Fund. The absolute value of negative
                         amounts are paid to Merrill Lynch.
Index:                   Merrill Lynch High Yield Master Index
Payment Date:            Quarterly on the 2nd
Net unrealized gain:     $57,165
Termination date:        July 2, 2003

----------
(1) Index return calculation: (Ending Index Level -- Starting Index Level) / Starting Index Level.

                 See Accompanying Notes to Financial Statements

ING
Government
Fund                               PORTFOLIO OF INVESTMENTS as of March 31, 2003
--------------------------------------------------------------------------------
Principal
Amount                                                                Value
--------------------------------------------------------------------------------
CORPORATE NOTES: 1.9%
                     DIVERSIFIED FINANCIAL SERVICES: 0.1%
$    50,000          Private Export Funding Corp., 5.480%,
                       due 09/15/03                               $      50,555
                                                                  -------------
                                                                         50,555
                                                                  -------------
                     MULTI-NATIONAL: 1.8%
  1,500,000          International Finance Corp., 5.250%,
                       due 05/02/06                                   1,632,851
                                                                  -------------
                                                                      1,632,851
                                                                  -------------
                     Total Corporate Notes
                       (Cost $1,547,999)                              1,683,406
                                                                  -------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 34.5%
                     FEDERAL HOME LOAN MORTGAGE CORPORATION: 17.0%
  2,000,000          2.500%, due 08/20/04                             2,009,838
  5,000,000          3.500%, due 09/15/07                             5,140,620
  1,000,000          3.625%, due 10/15/04                             1,032,613
  2,000,000          4.125%, due 01/17/06                             2,035,523
  1,000,000          5.125%, due 10/15/08                             1,096,212
  3,000,000          6.000%, due 12/15/05                             3,316,674
    114,332          9.500%, due 02/01/17                               127,423
     48,634          9.500%, due 07/01/20                                54,127
     57,121          9.500%, due 12/01/22                                63,806
     98,697          10.500%, due 07/01/20                              114,647
     37,571          11.500%, due 02/01/16                               43,600
                                                                  -------------
                                                                     15,035,083
                                                                  -------------
                     FEDERAL NATIONAL MORTGAGE ASSOCIATION: 15.8%
  2,000,000          1.556%, due 07/15/04                             2,000,776
    900,000          2.375%, due 03/17/06                               903,698
  2,000,000          3.500%, due 09/15/04                             2,062,626
  2,480,544    XX    6.056%, due 07/01/12                             2,763,870
  1,900,000          6.500%, due 05/25/33 TBA                         1,981,938
  1,000,000          7.000%, due 07/15/05                             1,117,533
    720,000          7.000%, due 05/25/33 TBA                           758,924
  2,000,000          7.125%, due 02/15/05                             2,205,806
     64,036          10.000%, due 06/01/20                               73,634
     87,510          10.000%, due 10/01/20                              100,498
     30,138          10.500%, due 04/01/19                               33,990
                                                                  -------------
                                                                     14,003,293
                                                                  -------------
                     GOVERNMENT NATIONAL MORTGAGE ASSOCIATION: 0.9%
    137,017          7.000%, due 12/15/23                               146,530
    208,700          7.000%, due 04/15/26                               222,344
    154,964          9.000%, due 05/15/16                               173,169
    151,975          9.000%, due 07/15/16                               169,830
     39,762          9.500%, due 09/20/19                                44,761
     43,756          9.500%, due 11/15/21                                49,434
                                                                  -------------
                                                                        806,068
                                                                  -------------
                     SMALL BUSINESS ADMINISTRATION: 0.8%
    424,798          7.550%, due 11/01/12                               462,082
    264,861          8.250%, due 11/01/11                               288,062
                                                                  -------------
                                                                        750,144
                                                                  -------------
                     Total U.S. Government Agency
                       (Cost $29,628,846)                            30,594,588
                                                                  -------------
U.S. TREASURY OBLIGATIONS: 62.1%
                     U.S. TREASURY INFLATION INDEX: 8.6%
  1,000,000    XX    3.625%, due 04/15/28                             1,319,878
  4,000,000    XX    3.625%, due 01/15/08                             5,033,545
  1,000,000    XX    4.250%, due 01/15/10                             1,262,354
                                                                  -------------
                                                                      7,615,777
                                                                  -------------
                     U.S. TREASURY NOTES: 33.3%
  1,500,000          10.750%, due 08/15/05                            1,815,998
  1,000,000          9.875%, due 11/15/15                             1,546,758
  2,000,000          6.625%, due 05/15/07                             2,324,064
  2,500,000          4.750%, due 11/15/08                             2,725,393
  1,500,000          5.750%, due 11/15/05                             1,651,935
  2,000,000          5.000%, due 08/15/11                             2,193,594
  3,000,000          4.875%, due 02/15/12                             3,258,165
  1,000,000          4.375%, due 05/15/07                             1,074,102
 12,865,000          1.625%, due 03/31/05                            12,896,483
                                                                  -------------
                                                                     29,486,492
                                                                  -------------
                     U.S. TREASURY BONDS: 19.2%
  1,000,000          4.625%, due 05/15/06                             1,077,968
  2,000,000          3.250%, due 05/31/04                             2,047,580
  3,000,000          2.250%, due 07/31/04                             3,039,494
  7,185,000          3.000%, due 02/15/08                             7,272,476
  3,547,000          3.875%, due 02/15/13                             3,562,937
                                                                  -------------
                                                                     17,000,455
                                                                  -------------
                     U.S. TREASURY STRIP PRINCIPAL: 1.0%
    930,000          0.000%, due 08/15/05                               892,973
                                                                  -------------
                                                                        892,973
                                                                  -------------
                     Total U.S. Treasury Obligations
                       (Cost $53,728,072)                            54,995,697
                                                                  -------------
                     Total Long-Term Investments
                       (Cost $84,904,917)                            87,273,691
                                                                  -------------

SHORT-TERM INVESTMENTS: 3.5%
                     REPURCHASE AGREEMENT: 3.5%

  3,131,000    S     State Street Repurchase Agreement dated
                       03/31/03, 1.280%, due 04/01/03 $3,131,111
                       to be received upon repurchase
                       (Collateralized by $3,180,000 Federal
                       Home Loan Mortgage Corporation, 1.800%
                       Market Value $3,196,326 due 07/30/04)          3,131,000
                                                                  -------------
                     Total Short-Term Investments
                       (Cost $3,131,000)                              3,131,000
                                                                  -------------
                     TOTAL INVESTMENTS IN SECURITIES
                       (COST $88,035,917)*               102.0%   $  90,404,691
                     OTHER ASSETS AND LIABILITIES-NET     (2.0)      (1,807,391)
                                                        ------    -------------
                     NET ASSETS                          100.0%   $  88,597,300
                                                        ======    =============

* Cost for federal income tax purposes $88,137,291. Net unrealized appreciation consists of:

                     Gross Unrealized Appreciation                $   2,273,977
                     Gross Unrealized Depreciation                       (6,577)
                                                                  -------------
                     Net Unrealized Appreciation                  $   2,267,400
                                                                  =============

XX Value of Securities obtained from one or more dealers making markets in the securities which have been adjusted based on the Fund's valuation procedures.
TBA  To be announced.
S Segregated securities for when issued or delayed delivery securities held at March 31, 2003.

                 See Accompanying Notes to Financial Statements

ING
Aeltus Money Market
Fund(1)                            PORTFOLIO OF INVESTMENTS as of March 31, 2003
--------------------------------------------------------------------------------
Principal
Amount                                                                Value
--------------------------------------------------------------------------------
ASSET-BACKED COMMERCIAL PAPER: 18.8%
$ 3,250,000          Blue Ridge Asset Funding, 1.260%,
                       due 04/17/03                               $   3,248,180
    252,483          Caterpillar Financial Asset, 1.818%,
                       due 07/25/03                                     252,483
  3,500,000          Ciesco L.P., 1.260%, due 04/07/03                3,499,265
  3,000,000          Corporate Asset Funding, 1.260%,
                       due 04/04/03                                   2,999,685
  2,500,000          Crown Point Capital, 1.160%, due 09/10/03        2,486,950
  3,400,000          Crown Point Capital, 1.250%, due 09/10/03        3,380,875
  1,900,000          Crown Point Capital, 1.380%, due 04/04/03        1,899,782
  3,500,000          Edison Asset Security, LLC., 1.250%,
                       due 07/16/03                                   3,487,118
  3,500,000          Edison Asset Security, LLC., 1.260%,
                       due 05/08/03                                   3,495,468
  3,000,000          Edison Asset Security, LLC., 1.280%,
                       due 04/11/03                                   2,998,933
  2,173,805          Nissan Auto Receivables, 1.704%,
                       due 09/08/03                                   2,173,805
 14,000,000          Permanent Financing, 1.816%, due 06/10/03       14,000,000
  2,206,851          RASC Home Equity Mortgage, 1.730%,
                       due 08/25/03                                   2,206,851
  2,141,508          TRIAD Auto Receivables, 1.723%, due 09/12/03     2,141,508
  3,500,000          Variable Funding Capital, 1.260%,
                       due 04/03/03                                   3,499,755
  3,250,000          Variable Funding Capital, 1.260%,
                       due 04/16/03                                   3,248,294
  1,306,969          WFS Financial Owner Trust, 1.733%,
                       due 08/20/03                                   1,306,969
  3,500,000          Windmill Funding Corp., 1.260%, due 05/14/03     3,494,733
  3,000,000          Windmill Funding Corp., 1.290%, due 04/09/03     2,999,140
                                                                  -------------
                     Total Asset-Backed Securities
                       (Cost $62,819,794)                            62,819,794
                                                                  -------------
CERTIFICATES OF DEPOSIT: 7.7%
  3,500,000    @@    Abbey National Treasury, 1.270%,
                       due 05/06/03                                   3,500,000
  3,600,000    @@    ABN Amro Bank, 1.310%, due 04/30/03              3,600,028
  5,000,000    @@    Canadian Imperial Bank Comm, 1.370%,
                       due 04/28/03                                   5,000,036
  3,000,000    @@    Canadian Imperial Bank, 1.290%, due 08/11/03     3,000,427
  3,500,000          HBOS Treasury Services, 1.250%, due 07/29/03     3,499,868
  7,000,000    @@    Svenska Handelsbaken, 1.310%, due 04/14/03       7,000,025
                                                                  -------------
                     Total Certificates of Deposit
                       (Cost $25,600,384)                            25,600,384
                                                                  -------------
COMMERCIAL PAPER: 9.2%
  1,600,000          Aegon Funding Corp., 1.265%, due 05/01/03        1,598,313
  4,000,000          Bristol-Myers Squibb Co., 1.350%,
                       due 04/02/03                                   3,999,850
  3,000,000          Coca Cola Enterprises, 1.260%, due 06/16/03      2,992,020
  3,500,000          Household Finance Corp., 1.320%, due 06/19/03    3,489,862
  3,500,000          Household Finance Corp., 1.340%, due 04/29/03    3,496,352
  3,500,000          Household Finance Corp., 1.380%, due 04/15/03    3,498,122
  3,500,000          Morgan Stanley Dean Witter, 1.300%,
                       due 04/08/03                                   3,499,115
  4,000,000          Southtrust Bank, 1.380%, due 05/07/03            4,000,000
  4,100,000          State Street Bank & Trust, 1.420%,
                       due 04/02/04                                   4,100,000
                                                                  -------------
                     Total Commercial Paper
                       (Cost $30,673,634)                            30,673,634
                                                                  -------------
CORPORATE NOTES: 48.8%
  6,000,000          American Express Centurion, 1.929%,
                       due 04/29/03                                   6,000,094
  2,200,000          American Honda Finance, 1.400%, due 09/16/03     2,200,217
  5,000,000          American Honda Finance, 1.940%, due 04/21/03     5,000,044
  3,160,000          Associates Corp. NA, 5.750%, due 11/01/03        3,238,554
  5,700,000          Bank of America Corp., 6.820%, due 08/18/03      5,705,576
  1,300,000    @@    Bank of Scotland, 1.770%, due 01/22/04           1,300,387
  3,500,000          Bank One, 1.290%, due 02/24/04                   3,499,683
  3,500,000          Bank One, 1.290%, due 03/04/04                   3,499,677
  3,500,000          Bank One, 4.906%, due 04/10/03                   3,500,173
  2,100,000          Bankamerica Corp., 5.750%, due 03/01/04          2,184,663
  3,500,000    @@    Barclays Bank PLC, 1.260%, due 09/03/03          3,499,999
  2,000,000    @@    Barclays Bank PLC, 1.270%, due 05/13/03          2,000,020
  4,000,000    @@    Barclays Bank PLC, 1.620%, due 12/09/03          4,004,644
  4,100,000    @@    Barclays Bank, 1.280%, due 03/08/04              4,099,618
    865,000          Bell Atlantic, 5.875%, due 02/01/04                895,633
  4,000,000          Bellsouth Corp., 4.105%, due 04/26/03            4,007,738
  3,500,000          BP Capital, 1.295%, due 03/08/04                 3,500,000
  6,000,000          Citigroup, Inc., 3.848%, due 07/17/03            6,002,098
  1,300,000          First Union National Bank, 1.660%,
                       due 02/20/04                                   1,303,439
  3,000,000          First Union National Bank, 4.140%,
                       due 05/29/03                                   3,001,160
  3,000,000          Fleet Boston Corporation, 6.913%,
                       due 07/31/03                                   3,002,202
  4,100,000          General Electric Capital, 1.770%,
                       due 01/28/04                                   4,102,049
  5,000,000          General Electric Capital, 1.870%,
                       due 12/09/03                                   5,000,000
  3,000,000          General Electric Capital, 2.019%,
                       due 10/22/03                                   3,001,707
  4,000,000          Goldman Sachs, 1.350%, due 09/26/03              4,000,000
  3,500,000    I     Goldman Sachs, 1.400%, due 10/27/03              3,500,000
  8,000,000          Goldman Sachs, 1.604%, due 08/01/03              8,000,000

                 See Accompanying Notes to Financial Statements

ING
Aeltus Money Market
Fund(1)                PORTFOLIO OF INVESTMENTS as of March 31, 2003 (Continued)
--------------------------------------------------------------------------------
Principal
Amount                                                                Value
--------------------------------------------------------------------------------
CORPORATE NOTES (CONTINUED)
$   800,000          GTE North, 6.000%, due 01/15/04              $     826,980
  3,500,000          J P Morgan Chase, 4.985%, due 06/23/03           3,501,453
  3,000,000          Merrill Lynch & Co., Inc., 1.987%,
                       due 08/01/03                                   3,003,359
  3,900,000    I     MMKT Trust LLY, 1.439%, due 02/19/04             3,898,269
  3,600,000    I     MMKT Trust LLY, 1.890%, due 12/03/03             3,600,000
  6,700,000    I     Money Market Trust Series A-1, 1.489%,
                       due 04/09/04                                   6,700,000
  2,200,000          Morgan Stanley Dean Witter, 6.800%,
                       due 05/05/03                                   2,200,533
  4,000,000    @@    Rabobank Nederland, 1.293%, due 01/22/04         4,000,000
  4,000,000    @@    Rabobank Nederland, 1.295%, due 01/23/04         4,000,000
  2,000,000          Salomon Smith Barney Holdings, 1.721%,
                       due 06/12/03                                   2,001,312
  2,400,000          Salomon Smith Barney, 1.480%, due 11/13/03       2,402,683
  7,000,000          Toyota Motor Credit Corp., 1.370%,
                       due 01/16/04                                   7,000,000
  2,700,000          US Bancorp, 1.569%, due 09/15/03                 2,703,501
  1,750,000          US Bank, 1.390%, due 11/14/03                    1,751,036
  2,000,000          Wells Fargo Bank, 1.280%, due 02/06/04           2,000,000
  4,000,000          Wells Fargo Bank, 1.300%, due 01/26/04           4,000,000
  4,000,000          Wells Fargo Bank, 1.321%, due 11/24/03           4,000,000
  2,500,000          Wells Fargo Bank, 1.338%, due 01/02/04           2,500,000
  4,000,000          Wells Fargo Bank, 1.680%, due 04/01/03           4,000,000
                                                                  -------------
                     Total Corporate Notes
                       (Cost $163,138,501)                          163,138,501
                                                                  -------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 7.7%
  4,000,000          Federal Home Loan Bank, 1.410%, due 03/05/04     4,000,000
  3,500,000          Federal Home Loan Bank, 1.410%, due 03/08/04     3,500,000
  4,000,000          Federal Home Loan Bank, 1.500%, due 02/17/04     4,000,000
  4,300,000          Federal Home Loan Bank, 5.375%, due 01/05/04     4,437,825
  2,000,000          Federal Home Loan Bank, 5.500%, due 02/25/04     2,073,609
  3,500,000          Federal National Mortgage Association,
                       1.420%, due 02/12/04                           3,500,000
  3,400,000          Freddie Mac, 3.250%, due 01/15/04                3,453,142
    800,000          Freddie Mac, 3.400%, due 02/20/04                  814,181
                                                                  -------------
                     Total U.S. Government Agency Obligations
                       (Cost $25,778,757)                            25,778,757
                                                                  -------------
REPURCHASE AGREEMENT: 7.8%
$26,094,000          Morgan Stanley Repurchase Agreement dated
                       03/31/03, 1.300%, due 04/01/03,
                       $26,094,942 to be received upon
                       repurchase (Collateralized by
                       $26,415,000 Federal Home Loan
                       Mortgage Corporation, 2.375%
                       Market Value $26,522,324 due 04/15/06)     $  26,094,000
                                                                  -------------
                     Total Repurchase Agreement
                       (Cost $26,094,000)                            26,094,000
                                                                  -------------
                     TOTAL INVESTMENTS IN SECURITIES
                       (COST $334,105,070)*              100.0%   $ 334,105,070
                     OTHER ASSETS AND LIABILITIES-NET      0.0           (6,083)
                                                        ------    -------------
                     NET ASSETS                          100.0%   $ 334,098,987
                                                        ======    =============

*    Also represents cost for income tax purposes.
@@   Foreign Issuer
PLC  Public Limited Company
I    Illiquid
(1) All securities with a maturity date greater than one year have either a variable rate, demand feature, prerefunded, optional or mandatory put resulting in an effective maturity of one year or less. Rate shown reflects current rate.

                                                                   Percentage of
Industry                                                             Net Assets
--------                                                             ----------
Asset-Backed Commercial Paper                                           19.7%
Bank Holding Companies                                                   3.4%
Bottled, Canned Soft Drinks and Carbonated Waters                        0.9%
Commercial Banks, NEC                                                    1.8%
Federal and Federally-Sponsored Credit Agencies                          8.8%
Foreign Bank, Branches and Agencies                                     13.5%
Life Insurance                                                           0.5%
Miscellaneous Business Credit Institution                                3.6%
National Commercial Banks                                               13.1%
Personal Credit Institutions                                            13.2%
Pharmaceutical Preparations                                              3.4%
Security Brokers, Dealers and Flotation Companies                        8.6%
Telephone Communications                                                 1.7%
Repurchase Agreement                                                     7.8%
Other Assets and Liabilities, Net                                        0.0%
                                                                       -----
NET ASSETS                                                             100.0%
                                                                       =====

                 See Accompanying Notes to Financial Statements

                           TAX INFORMATION (Unaudited)
--------------------------------------------------------------------------------

Dividends paid during the year ended March 31, 2003, were as follows:

FUND NAME                       TYPE     PER SHARE AMOUNT
---------                       ----     ----------------
ING Bond Fund
 Class A                         NII         $0.3230
 Class B                         NII         $0.2470
 Class C                         NII         $0.2498
 Class I                         NII         $0.3494
 Class O                         NII         $0.3251
 All Classes                    STCG         $0.0552
ING Government Fund
 Class A                         NII         $0.2808
 Class B                         NII         $0.2063
 Class C                         NII         $0.2095
 Class I                         NII         $0.3060
 All Classes                    STCG         $0.0730
ING Aeltus Money Market Fund
 Class A                         NII         $0.0107
 Class B                         NII         $0.0022
 Class C                         NII         $0.0107
 Class I                         NII         $0.0107

----------
NII -- Net investment income
STCG -- Short-term capital gain

The above figure may differ from those cited elsewhere in this report due to differences in the calculation of income and gains for Securities and Exchange Commission (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January 2003, shareholders, excluding corporate shareholders, received an IRS Form 1099 DIV regarding the federal tax status of the dividends and distributions received by them in calendar 2002.

                  DIRECTOR AND OFFICER INFORMATION (Unaudited)
--------------------------------------------------------------------------------

The business and affairs of the Funds are managed under the direction of the Funds' Board of Directors. Information pertaining to the Director and Officers of the Funds is set forth below:

                                                TERM OF                                  NUMBER OF
                                               OFFICE AND          PRINCIPAL           PORFOLIOS IN            OTHER
                                 POSITION(S)   LENGTH OF         OCCUPATION(S)         FUND COMPLEX        DIRECTORSHIPS
       NAME, ADDRESS              HELD WITH      TIME            DURING THE            OVERSEEN BY           HELD BY
          AND AGE                   FUND       SERVED(1)        PAST FIVE YEARS          DIRECTOR             DIRECTOR
          -------                   ----       ---------        ---------------          --------             --------
INDEPENDENT DIRECTORS

Albert E. DePrince, Jr.           Director    June, 1998    Director, Business and          54                  None
7337 E. Doubletree Ranch Road                 to present    Economic Research
Scottsdale, Arizona 85258                                   Center (1999 to present)
Born: 1941                                                  and Professor of
                                                            Economics and Finance,
                                                            Middle Tennessee State
                                                            University (1991 to
                                                            present).

Maria T. Fighetti                 Director    April, 1994   Associate Commissioner,         54                  None
7337 E. Doubletree Ranch Road                 to present    Contract Management --
Scottsdale, Arizona 85258                                   Health Services for New
Born: 1943                                                  York City Department of
                                                            Mental Health, Mental
                                                            Retardation and Alcohol
                                                            Services (1973 to 2002).

Sidney Koch                       Director    April, 1994   Financial Adviser and           54                  None
7337 E. Doubletree Ranch Road                 to present    Self-Employed (January
Scottsdale, Arizona 85258                                   1993 to present).
Born: 1935

Corine T. Norgaard                Director    June, 1991    Dean, Barney School of          54       Director/Trustee, Mass
7337 E. Doubletree Ranch Road                 to present    Business, University of                  Mutual Corporate Investors
Scottsdale, Arizona 85258                                   Hartford (August 1996 to                 (April 1997 - Present)
Born: 1937                                                  present).

Edward T. O'Dell                  Director    June, 2002    Formerly,                       54                  None
7337 E. Doubletree Ranch Road                 to present    Partner/Chairman of
Scottsdale, Arizona 85258                                   Financial Service Group,
Born: 1935                                                  Goodwin Proctor LLP
                                                            (June 1966 to September
                                                            2000); Chairman,
                                                            Committee I --
                                                            International Bar
                                                            Association (1995 to
                                                            1999).

Joseph E. Obermeyer(2)            Director    January,      President, Obermeyer &          54                  None
7337 E. Doubletree Ranch Road                 2003 to       Associates, Inc.
Scottsdale, Arizona 85258                     present       (Novemeber 1999 to
Born: 1957                                                  present) and Senior
                                                            Manager, Arthur
                                                            Anderson LLP (1995 to
                                                            October 1999).

--------------------------------------------------------------------------------

                                                TERM OF                                  NUMBER OF
                                               OFFICE AND          PRINCIPAL           PORFOLIOS IN            OTHER
                                 POSITION(S)   LENGTH OF         OCCUPATION(S)         FUND COMPLEX        DIRECTORSHIPS
       NAME, ADDRESS              HELD WITH      TIME            DURING THE            OVERSEEN BY           HELD BY
          AND AGE                   FUND       SERVED(1)        PAST FIVE YEARS          DIRECTOR             DIRECTOR
          -------                   ----       ---------        ---------------          --------             --------
DIRECTORS WHO ARE "INTERESTED PERSONS"

J. Scott Fox(3)                   Director    December,     President and Chief             54       Mr. Fox is a Director of IPC
Aeltus Investment                             1997 to       Executive Officer (April                 Financial Network, Inc.
Management, Inc.                              present       2001 to present),                        (January 2001 to present).
10 State House Square                                       Managing Director and
Hartford, Connecticut                                       Chief Operating Officer
Born: 1955                                                  (April 1994 to April
                                                            2001), Chief Financial
                                                            Officer (April 1994 to
                                                            July 2001), Aeltus
                                                            Investment
                                                            Management, Inc.;
                                                            Executive Vice President
                                                            (April 2001 to present),
                                                            Director, Chief Operating
                                                            Officer (February 1995 to
                                                            present), Chief Financial
                                                            Officer, Managing
                                                            Director (February 1995
                                                            to April 2001), Aeltus
                                                            Capital, Inc; Senior Vice
                                                            President - Operations,
                                                            Aetna Life Insurance and
                                                            Annuity Company, March
                                                            1997 to December 1997.

--------------------------------------------------------------------------------

                                                TERM OF                                  NUMBER OF
                                               OFFICE AND          PRINCIPAL           PORFOLIOS IN            OTHER
                                 POSITION(S)   LENGTH OF         OCCUPATION(S)         FUND COMPLEX        DIRECTORSHIPS
       NAME, ADDRESS              HELD WITH      TIME            DURING THE            OVERSEEN BY           HELD BY
          AND AGE                   FUND       SERVED(1)        PAST FIVE YEARS          DIRECTOR             DIRECTOR
          -------                   ----       ---------        ---------------          --------             --------
Thomas J. McInerney(4)            Director    April, 2002   Chief Executive Officer,        161      Trustee, GCG Trust (February
ING Worksite Financial Series                 to present    ING U.S. Financial                       2002 - Present); Director,
7337 E. Doubletree Ranch Rd.                                Services (September 2001                 Equitable Life Insurance Co.,
Scottsdale, Arizona 85258                                   to present); General                     Golden American Life
Born: 1956                                                  Manager and Chief                        Insurance Co., Life Insurance
                                                            Executive Officer, ING                   Company of Georgia,
                                                            U.S. Worksite Financial                  Midwestern United Life
                                                            Services (December 2000                  Insurance Co., ReliaStar Life
                                                            to present); Member, ING                 Insurance Co., Security Life
                                                            Americas Executive                       of Denver, Security
                                                            Committee (2001 to                       Connecticut Life Insurance
                                                            present); President, Chief               Co., Southland Life
                                                            Executive Officer and                    Insurance Co., USG Annuity
                                                            Director of Northern Life                and Life Company, and
                                                            Insurance Company                        United Life and Annuity
                                                            (2001 to present), ING                   Insurance Co. Inc (March
                                                            Aeltus Holding Company,                  2001 - Present); Trustee,
                                                            Inc. (2000 to present),                  Ameribest Life Insurance
                                                            ING Retail Holding                       Co., (2001-2003); Trustee,
                                                            Company (1998 to                         First Columbine Life
                                                            present), ING Life                       Insurance Co., (2001-2002);
                                                            Insurance and Annuity                    Member of the Board,
                                                            Company (1997 to                         National Commission on
                                                            present) and ING                         Retirement Policy,
                                                            Retirement Holdings, Inc.                Governor's Council on
                                                            (1997 to 2002). Formerly,                Economic Competitiveness
                                                            General Manager and                      and Technology of
                                                            Chief Executive Officer,                 Connecticut, Connecticut
                                                            ING Worksite Division                    Business and Industry
                                                            (December 2000 to                        Association, Bushnell;
                                                            October 2001), President,                Connecticut Forum; Metro
                                                            ING-SCI, Inc. (August                    Hartford Chamber of
                                                            1997 to December 2000);                  Commerce; and is Chairman,
                                                            President, Aetna                         Concerned Citizens for
                                                            Financial Services                       Effective Government. .
                                                            (August 1997 to
                                                            December 2000); Head of
                                                            National Accounts, Core
                                                            Sales and Marketing,
                                                            Aetna U.S. Healthcare
                                                            (April 1996 to March
                                                            1997);

----------
(1)  Directors serve until their successors are duly elected and qualified.
(2)  Mr. Obermeyer was elected to the Board on January 1, 2003.
(3) Mr. Fox is an "interested person", as defined by the Investment Company Act of 1940 Act, as amended ("1940 Act"), because of his relationship with Aeltus Investment Management, Inc, an affiliate of ING Investments, LLC.
(4) Mr. McInerney is an "interested person", as defined by the Investment Company Act of 1940 Act, as amended ("1940 Act") because of his relationship with ING U.S. Worksite Financial Services, and affiliate of ING Investments, LLC.

--------------------------------------------------------------------------------

                                                                                      PRINCIPAL
                                                       TERM OF OFFICE               OCCUPATION(S)
       NAME, ADDRESS                 POSITIONS          AND LENGTH OF                DURING THE
          AND AGE                  HELD WITH FUND        SERVICE(1)                LAST FIVE YEARS
          -------                  --------------        ----------                ---------------
OFFICERS:

James M. Hennessy                President, Chief        March 2002      President and Chief Executive Officer,
7337 E. Doubletree Ranch Rd.     Executive Officer,      to present      ING Capital Corporation, LLC, ING Funds
Scottsdale, Arizona 85258        and Chief                               Services, LLC, ING Advisors, Inc., ING
Born: 1949                       Operating Officer                       Investments, LLC, Lexington Funds
                                                                         Distributor, Inc., Express America T.C.,
                                                                         Inc. and EAMC Liquidation Corp.
                                                                         (December 2001 - Present); Executive
                                                                         Vice President and Chief Operating
                                                                         Officer and ING Funds Distributor, LLC
                                                                         (June 2000 - Present). Formerly, Executive
                                                                         Vice President and Chief Operating
                                                                         Officer, ING Quantitative Management,
                                                                         Inc. (October 2001 - September 2002),
                                                                         Senior Executive Vice President (June
                                                                         2000 - December 2000) and Secretary
                                                                         (April 1995 - December 2000), ING
                                                                         Capital Corporation, LLC, ING Funds
                                                                         Services, LLC, ING Investments, LLC, ING
                                                                         Advisors, Inc., Express America T.C., Inc.
                                                                         and EAMC Liquidation Corp.; Executive
                                                                         Vice President, ING Capital Corporation,
                                                                         LLC and its affiliates (May 1998 - June
                                                                         2000); and Senior Vice President, ING
                                                                         Capital Corporation, LLC and its affiliates
                                                                         (April 1995 - April 1998).

Stanley D. Vyner                 Executive Vice          March 2002      Executive Vice President of ING Advisors,
7337 E. Doubletree Ranch Rd.     President               to present      Inc. and ING Investments, LLC (July 2000
Scottsdale, Arizona 85258                                                to present) and Chief Investment Officer
Born: 1950                                                               of the International Portfolios, ING
                                                                         Investments, LLC (July 1996 to present).
                                                                         Formerly, President and Chief Executive
                                                                         Officer of ING Investments, LLC (August
                                                                         1996 to August 2000).

Michael J. Roland                Executive Vice          March 2002      Executive Vice President, Chief Financial
7337 E. Doubletree Ranch Rd.     President,              to present      Officer and Treasurer of ING Funds
Scottsdale, Arizona 85258        Assistant Secretary                     Services, LLC, ING Funds Distributor, LLC,
Born: 1958                       and                                     ING Advisors, Inc., ING Investments, LLC,
                                 Principal Financial                     Lexington Funds Distributor, Inc., Express
                                 Officer                                 America T.C. Inc. and EAMC Liquidation
                                                                         Corp. (December 2001 to present).
                                                                         Formerly, Executive Vice President, Chief
                                                                         Financial Officer and Treasurer ING
                                                                         Quantitative Management (December
                                                                         2001 - September 2002), formerly, Senior
                                                                         Vice President, ING Funds Services, LLC,
                                                                         ING Investments, LLC, and ING Funds
                                                                         Distributor, LLC (June 1998 to December
                                                                         2001) and Chief Financial Officer of
                                                                         Endeavor Group (April 1997 to June
                                                                         1998).

--------------------------------------------------------------------------------

                                                                                      PRINCIPAL
                                                       TERM OF OFFICE               OCCUPATION(S)
       NAME, ADDRESS                 POSITIONS          AND LENGTH OF                DURING THE
          AND AGE                  HELD WITH FUND        SERVICE(1)                LAST FIVE YEARS
          -------                  --------------        ----------                ---------------
OFFICERS:

Robert S. Naka                   Senior Vice             March 2002      Senior Vice President and Assistant
7337 E. Doubletree Ranch Rd.     President and           to present      Secretary of ING Funds Services, LLC, ING
Scottsdale, Arizona 85258        Assistant Secretary                     Funds Distributor, LLC, ING Advisors, Inc.,
Born: 1963                                                               ING Capital Corporation, LLC ING
                                                                         Investments, LLC, (October 2001to
                                                                         present) and Lexington Funds
                                                                         Distributor, Inc. (December 2001to
                                                                         present). Formerly, Senior Vice President
                                                                         and Assistant Secretary, ING Quantitive
                                                                         Management, INC. (October 2001 -
                                                                         September 2002). Formerly, Vice
                                                                         President, ING Investments, LLC (April
                                                                         1997 to October 1999), ING Funds
                                                                         Services, LLC (February 1997 to August
                                                                         1999) and Assistant Vice President, ING
                                                                         Funds Services, LLC (August 1995 to
                                                                         February 1997).

Robyn L. Ichilov                 Vice President and      March 2002      Vice President of ING Funds Services, LLC
7337 E. Doubletree Ranch Rd.     Treasurer               to present      (October 2001to present) and ING
Scottsdale, Arizona 85258                                                Investments, LLC (August 1997 to
Born: 1967                                                               present); Accounting Manager, ING
                                                                         Investments, LLC (November 1995 to
                                                                         present).

Kimberly A. Anderson             Vice President and      March 2002      Vice President and Secretary of ING
7337 E. Doubletree Ranch Rd.     Secretary               to present      Funds Services, LLC, ING Funds
Scottsdale, Arizona 85258                                                Distributor, LLC, ING Advisors, Inc., ING
Born: 1964                                                               Investments, LLC (October 2001to
                                                                         present) and Lexington Funds
                                                                         Distributor, Inc. (December 2001to
                                                                         present). Formerly, Vice President, ING
                                                                         Quantitative Management, Inc. (October
                                                                         2001 - September 2002). Formerly,
                                                                         Assistant Vice President of ING Funds
                                                                         Services, LLC (November 1999 to January
                                                                         2001) and has held various other
                                                                         positions with ING Funds Services, LLC
                                                                         for more than the last five years.

Lauren D. Bensinger              Vice President          March 2003 to   Vice President and Chief Compliance
7337 E. Doubletree Ranch Rd.                             present         Officer, ING Funds Distributor, LLC. (July
Scottsdale, Arizona 85258                                                1995 - Present); Vice President (February
Born: 1954                                                               1996 - Present) and Chief Compliance
                                                                         Officer (October 2001 - Present) ING
                                                                         Investments, LLC; Vice President and
                                                                         Chief Compliance Officer, ING Advisors,
                                                                         Inc. (July 2000 - Present), Vice President
                                                                         and Chief Compliance Officer, ING
                                                                         Quantitative Management, Inc. (July
                                                                         2000 - September 2002), and Vice
                                                                         President, ING Fund Services, LLC (July
                                                                         1995 - Present).

Todd Modic                       Assistant Vice          April 2002      Director of Financial Reporting of ING
7337 E. Doubletree Ranch Rd.     President               to present      Investments, LLC (March 2001to present).
Scottsdale, Arizona 85258                                                Formerly, Director of Financial Reporting,
Born: 1967                                                               Axient Communications, Inc. (May 2000
                                                                         to January 2001) and Director of
                                                                         Finance, Rural/Metro Corporation (March
                                                                         1995 to May 2000).

--------------------------------------------------------------------------------

                                                                                      PRINCIPAL
                                                       TERM OF OFFICE               OCCUPATION(S)
       NAME, ADDRESS                 POSITIONS          AND LENGTH OF                DURING THE
          AND AGE                  HELD WITH FUND        SERVICE(1)                LAST FIVE YEARS
          -------                  --------------        ----------                ---------------
OFFICERS:

Sue Kinens                       Assistant Vice          March 2003 to   Assistant Vice President and Assistant
7337 E. Doubletree Ranch Rd.     President and           present         Secretary, ING Funds Services, LLC
Scottsdale, Arizona 85258        Assistant Secretary                     (December 2002 - Present); and has held
Born: 1976                                                               various other positions with ING Funds
                                                                         Services, LLC for the last five years.

Maria M. Anderson                Assistant Vice          April 2002      Assistant Vice President of ING Funds
7337 E. Doubletree Ranch Rd.     President               to present      Services, LLC (October 2001to present).
Scottsdale, Arizona 85258                                                Formerly, Manager of Fund Accounting
Born: 1958                                                               and Fund Compliance, ING Investments,
                                                                         LLC (September 1999 to November
                                                                         2001); Section Manager of Fund
                                                                         Accounting, Stein Roe Mutual Funds
                                                                         (July 1998 to August 1999); and Financial
                                                                         Reporting Analyst, Stein Roe Mutual
                                                                         Funds (August 1997 to July 1998).

----------
(1) The officers hold office until the next annual meeting of the Directors and until their successors are duly elected and qualified.

ING Funds Distributor, LLC offers the funds listed below. Investors may obtain a copy of a prospectus of any ING Fund by calling ING Funds Distributor, LLC at
(800) 992-0180. Please read the prospectus carefully before investing or sending money.

INTERNATIONAL EQUITY                        DOMESTIC EQUITY VALUE FUNDS
  ING Emerging Countries Fund                 ING Financial Services Fund
  ING International Fund                      ING Large Company Value Fund
  ING International Growth Fund               ING MagnaCap Fund
  ING International SmallCap Growth Fund      ING Tax Efficient Equity Fund
  ING International Value Fund                ING Value Opportunity Fund
  ING Precious Metals Fund                    ING SmallCap Value Fund
  ING Russia Fund                             ING MidCap Value Fund

INTERNATIONAL GLOBAL EQUITY                 DOMESTIC EQUITY AND INCOME FUNDS
  ING Global Real Estate Fund                 ING Equity and Bond Fund
  ING Worldwide Growth Fund                   ING Convertible Fund
                                              ING Balanced Fund
DOMESTIC EQUITY FUNDS                         ING Growth and Income Fund
  ING Growth Fund
  ING Growth + Value Fund                   FIXED INCOME FUNDS
  ING Growth Opportunities Fund               ING Bond Fund
  ING LargeCap Growth Fund                    ING Classic Money Market Fund*
  ING MidCap Opportunities Fund               ING Government Fund
  ING Small Company Fund                      ING GNMA Income Fund
  ING SmallCap Opportunities Fund             ING High Yield Opportunity Fund
  ING Technology Fund                         ING High Yield Bond Fund
                                              ING Intermediate Bond Fund
DOMESTIC EQUITY INDEX FUNDS                   ING Lexington Money Market Trust*
  ING Index Plus LargeCap Fund                ING National Tax Exempt Bond Fund
  ING Index Plus MidCap Fund                  ING Money Market Fund*
  ING Index Plus SmallCap Fund                ING Aeltus Money Market Fund*
  ING Research Enhanced Index Fund            ING Strategic Bond Fund

                                            STRATEGIC ALLOCATION FUNDS
                                              ING Strategic Allocation Growth Fund
                                              ING Strategic Allocation Balanced Fund
                                              ING Strategic Allocation Income Fund

                                            LOAN PARTICIPATION FUNDS
                                              ING Prime Rate Trust
                                              ING Senior Income Fund

* An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

INVESTMENT MANAGER
ING Investments, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

ADMINISTRATOR
ING Funds Services, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

DISTRIBUTOR
ING Funds Distributor, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258-2034
1-800-334-3444

TRANSFER AGENT
DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141-6368

CUSTODIAN
State Street Bank & Trust
801 Pennsylvania Avenue
Kansas City, Missouri 64105

LEGAL COUNSEL
Goodwin Procter
Exchange Place
53 State Street
Boston, MA 02109

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1670 Broadway, Suite 1000
Denver, Colorado 80202

Prospectus containing more complete information regarding the Funds, including charges and expenses, may be obtained by calling ING Funds Distributor, LLC, at 1-800-992-0180. Please read the prospectus carefully before you invest or send money.

[LION LOGO]
 ING FUNDS                                                  AFFIABCAR0303-052903

                                 ANNUAL REPORT
                                 --------------
                                 MARCH 31, 2003


                                 BROKERAGE
                                 CASH
                                 RESERVES

                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

               President's Letter ..........................     1
               Portfolio Manager's Report: .................     2
               Report of Independent Accountants ...........     3
               Statement of Assets and Liabilities .........     4
               Statement of Operations .....................     5
               Statements of Changes in Net Assets .........     6
               Financial Highlights ........................     7
               Notes to Financial Statements ...............     8
               Portfolio of Investments ....................    13
               Tax Information .............................    15
               Director and Officer Information ............    16

                              PRESIDENT'S LETTER
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to present the March 31, 2003 Annual Report for the ING Brokerage Cash Reserves Fund.

Amid the difficulties of the past year, we were successful in integrating the operations of various mutual fund groups that have been acquired by ING Groep N.V. over the past two years. The ING Funds family now offers more than 150 open- and closed-end funds and variable products with a wide range of investment objectives and styles.

At ING Funds we are dedicated to providing core investments for the serious investor. Our goal is to understand and anticipate your needs and objectives, and manage our products accordingly. We greatly appreciate your continued investment in the ING Funds.

Sincerely,

/s/ James M. Hennessy

James M. Hennessy
President
ING Funds Services, LLC

May 15, 2003

BROKERAGE CASH RESERVES                               Portfolio Manager's Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT: Managed by Jennifer J. Thompson, CFA, Vice President, ING Investment Management, LLC, the Sub-Adviser.

GOAL: The ING Brokerage Cash Reserves Fund (the "Fund") seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments.

MARKET OVERVIEW: We began the period with relatively positive market views that the economy, which had been sluggish in 2001, might recover by the second half of 2002. The Federal Reserve Board's Federal Open Market Committee's (the "FOMC" or the "Fed") target rate ("Fed Funds") was 1.75% and market participants viewed an increase in this rate as probable by year-end. However, as the second quarter came and went, expectations changed significantly.

Market concerns surrounding corporate governance and accounting issues impacted an unprecedented number of companies and brought a negative tone to the financial markets. This continued into the third quarter and, by the fourth quarter, rising unemployment, weak consumer demand and uncertainty associated with Iraq and North Korea further delayed the long-awaited "economic recovery."

The Fed responded to the economic weakness by lowering its Fed Funds target rate by 50 basis points to 1.25% on November 6, 2002. This was the first and only move of the Fed Funds rate in 2002. The surprise 50 basis point ease was characterized as an insurance policy by Chairman Greenspan against additional economic weakness and was done to get the economy through its "soft spot."

The first quarter of 2003 was eventful and volatile. The markets and the world watched as United Nations weapons inspectors combed Iraq for weapons of mass destruction. President Bush set forth Iraq's continued violations of U.N. resolutions and prepared America and the world for war with or without U.N. Security Council support. Then, on March 19, 2003 Hussein's elusiveness and refusal to step down resulted in a U.S./U.K.-led declaration of war with the support of approximately 43 coalition members.

The war and the build up to war virtually paralyzed the economy in the first quarter of 2003. In addition, most market participants believed that the longer the war lasts, the worse it may be for the economy. The "political uncertainty" manifested itself in declining employment and low consumer confidence and spending, reduced business spending, higher energy prices and related stresses on the airline and transportation industries. Add to all of this the emergence of the SARS (Severe Acute Respiratory Syndrome) virus and its further impact on travel globally, and the economic outlook appears quite cloudy.

Even the Fed admitted its inability to characterize the risks to the economy going forward. At its March 18, 2003 FOMC meeting, it left its Fed Funds target unchanged at 1.25% but promised "heightened surveillance." Most interpreted this to mean the Fed would lower rates prior to the May 6, 2003 FOMC meeting should it determine that weak economic fundamentals were not merely war-related. Ultimately, should the war end relatively quickly, the economy and the markets could make a recovery.

The London-Inter-Bank Offered Rate ("LIBOR") yield curve from one to twelve months showed significant volatility as market expectations changed throughout the year. The LIBOR curve flattened from 112 basis points to -2 basis points at the period end. One-month LIBOR rates declined from 1.88% to 1.30% and one-year LIBOR decreased from 3.00% to 1.28%. By the end of the period, many market participants expected the Fed to lower rates again prior to year-end.

PORTFOLIO SPECIFICS: The average maturity of the portfolio fluctuated with changes in LIBOR rates and market expectations. For most of the year, the average maturity was kept in line with or slightly longer than the benchmark, the iMoneyNet First Tier Retail Index*. As such, long paper was selectively purchased when sufficiently compensated given Fed Funds rate expectations. Callable paper was purchased at higher yields than non-callable notes. In addition, the Fund significantly increased its position in Floating Rate Notes when possible which offered better relative value than commercial paper and would perform better in a rising rate environment than fixed rate paper.

When the Fed lowered rates in November, the Fund's average maturity was longer than competitors. At the period end, the Fund's weighted average maturity was 67 days v. 55 days for the benchmark.

MARKET OUTLOOK: In early April, the market remains fairly volatile due to war developments and mixed economic data. Fed Funds and LIBOR futures are pricing in a probability of a Fed ease by mid-year.

Long paper, including callable paper, may be purchased to pick up yield if sufficiently compensated given Fed Funds rate expectations. In addition, the Fund will likely continue to purchase floating rate notes when reasonably priced, which should perform nicely should the economy turn around. Ultimately, once the uncertainty with the Iraqi war lifts, we may be better able to discern the economic path ahead. For the time being, the funds will likely keep its average maturity longer than competitors with the belief that the economy will remain weak in the foreseeable future.

PRINCIPAL RISK FACTOR(S): An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER'S ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Fund holdings are subject to change daily.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

----------
* The IMONEYNET FIRST TIER RETAIL INDEX is an unmanaged index that includes the most broadly based money market funds. An investor cannot invest directly in an index.

                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of ING Series Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Brokerage Cash Reserves Fund (one of the funds constituting ING Series Fund, Inc., hereafter referred to as the "Fund") at March 31, 2003, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at March 31, 2003 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above. For all periods ending prior to and including March 31, 2002, the statement of changes in net assets and financial highlights were audited by other auditors whose report dated April 24, 2002 expressed an unqualified opinion on those financial statements and financial highlights.

/s/ PRICEWATERHOUSECOOPERS LLP

Denver, Colorado
May 23, 2003

            STATEMENT OF ASSETS AND LIABILITIES as of March 31, 2003
--------------------------------------------------------------------------------

ASSETS:
Short-term investments at amortized cost                                             $ 373,856,653
Cash                                                                                        21,691
Receivables:
 Dividends and interest                                                                    811,647
 Other                                                                                         328
Prepaid expenses                                                                             7,626
Reimbursement due from manager                                                              61,396
                                                                                     -------------
   Total assets                                                                        374,759,341
                                                                                     -------------
LIABILITIES:
Payable to affiliates                                                                      298,026
Payable for director fees                                                                    1,324
Other accrued expenses and liabilities                                                     108,464
                                                                                     -------------
   Total liabilities                                                                       407,814
                                                                                     -------------
NET ASSETS (EQUIVALENT TO $1.00 PER SHARE ON 375,431,700 SHARES OUTSTANDING)         $ 374,351,527
                                                                                     =============
NET ASSETS WERE COMPRISED OF:
Paid-in capital-shares of beneficial interest at $.001 par value
 (1 billion shares authorized)                                                       $ 375,431,700
Undistributed net investment income                                                         50,230
Accumulated net realized loss on investments                                            (1,130,403)
                                                                                     -------------
NET ASSETS                                                                           $ 374,351,527
                                                                                     =============

                 See Accompanying Notes to Financial Statements

            STATEMENT OF OPERATIONS for the year ended March 31, 2003
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest                                                              $6,771,142
                                                                      ----------
    Total investment income                                            6,771,142
                                                                      ----------
EXPENSES:
Investment management fees                                               763,221
Distribution and service fees                                          2,480,469
Transfer agent fees                                                      203,147
Administrative service fees                                              306,239
Shareholder reporting expense                                             77,894
Registration fees                                                          1,682
Professional fees                                                         56,982
Custody and accounting expense                                           106,614
Director fees                                                             26,860
Insurance expense                                                          5,170
Miscellaneous expense                                                      5,275
                                                                      ----------
    Total expenses                                                     4,033,553
                                                                      ----------
Less:
  Net waived and reimbursed fees                                         407,856
                                                                      ----------
  Net expenses                                                         3,625,697
                                                                      ----------
Net investment income                                                  3,145,445
                                                                      ----------
REALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                                           8,375
                                                                      ----------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS                                                           $3,153,820
                                                                      ==========

                 See Accompanying Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                 YEAR          FIVE MONTHS         YEAR
                                                ENDED             ENDED           ENDED
                                               MARCH 31,         MARCH 31,      OCTOBER 31,
                                                 2003             2002(1)          2001
                                             -------------    -------------    -------------
FROM OPERATIONS:
Net investment income                        $   3,145,445    $   2,303,121    $  15,534,065
Net realized gain (loss) on investments              8,375          143,059         (888,677)
                                             -------------    -------------    -------------
Net increase in net assets resulting from
 operations                                      3,153,820        2,446,180       14,645,388
                                             -------------    -------------    -------------
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income                           (3,115,296)      (2,366,687)     (15,486,017)
                                             -------------    -------------    -------------
Total distributions                             (3,115,296)      (2,366,687)     (15,486,017)
                                             -------------    -------------    -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares               204,125,182       78,428,819      276,945,746
Dividends reinvested                             3,115,296        2,366,687       15,486,530
                                             -------------    -------------    -------------
                                               207,240,478       80,795,506      292,432,276
Cost of shares redeemed                       (217,347,548)     (96,330,037)    (206,652,682)
                                             -------------    -------------    -------------
Net increase (decrease) in net assets
 resulting from capital share transactions     (10,107,070)     (15,534,531)      85,779,594
                                             -------------    -------------    -------------
Net increase (decrease) in net assets          (10,068,546)     (15,455,038)      84,938,965

NET ASSETS:
Beginning of period                            384,420,073      399,875,111      314,936,146
                                             -------------    -------------    -------------
End of period                                $ 374,351,527    $ 384,420,073    $ 399,875,111
                                             =============    =============    =============
Undistributed net investment income at
 end of period                               $      50,230    $      20,081    $      83,647
                                             =============    =============    =============

----------
(1)  The Fund changed its fiscal year-end from October 31 to March 31.

                 See Accompanying Notes to Financial Statements

BROKERAGE CASH RESERVES                                     FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                             YEAR     FIVE MONTHS                            SEPTEMBER 7,
                                                            ENDED        ENDED       YEAR ENDED OCTOBER 31,   1999(1) TO
                                                           MARCH 31,    MARCH 31,    ---------------------    OCTOBER 31,
                                                             2003      2002(5)(6)       2001         2000         1999
                                                           --------    ----------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                $         1.00         1.00         1.00         1.00         1.00
 Income from investment operations:
 Net investment income                               $         0.01         0.01         0.04         0.05         0.01*
 Total from investment operations                    $         0.01         0.01         0.04         0.05         0.01
 Less distributions from:
 Net investment income                               $         0.01         0.01         0.04         0.05         0.01
 Total distributions                                 $         0.01         0.01         0.04         0.05         0.01
 Net asset value, end of period                      $         1.00         1.00         1.00         1.00         1.00
 TOTAL RETURN(2):                                    %         0.82         0.59         4.24         5.56         0.70

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                   $      374,352      384,420      399,875      314,936      277,611
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)      %         0.95         0.95         0.94         0.95         0.95
 Gross expenses prior to expense reimbursement(3)    %         1.06         1.04         1.04         1.03         1.22
 Net investment income after expense
 reimbursement(3)(4)                                 %         0.82         1.40         4.14         5.45         4.62

----------
(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4) The Investment Manager has agreed to limit expenses; excluding interest, taxes, brokerage and extraordinary expenses. Effective March 1, 2002, expenses waived or reimbursed to the Fund are subject to possible recoupment by ING Investments, LLC within three years.
(5)  The Fund changed its fiscal year-end from October 31 to March 31.
(6) Effective March 1, 2002, ING Investments, LLC became the Investment Manager of the Fund and Aeltus Investment Management was appointed as Sub-Adviser.
* Per share date calculated using weighted average number of shares outstanding throughout the period.

                 See Accompanying Notes to Financial Statements

              NOTES TO FINANCIAL STATEMENTS as of March 31, 2003
--------------------------------------------------------------------------------


NOTE 1 -- ORGANIZATION

ORGANIZATION. The ING Series Fund, Inc. is a company incorporated under the laws of Maryland on June 17, 1991 and registered under the Investment Company Act of 1940 as an open-end management investment company. There are twenty-two separate investment series which comprise the company. The one that is in this report is the Brokerage Cash Reserves Fund ("Fund").

ING Investments, LLC (ING Investments), an Arizona limited liability company, serves as the investment adviser to the Fund. ING Investments has engaged Aeltus Investment Management, Inc. (Aeltus), a Connecticut Corporation, to serve as the subadviser to the Fund effective March 1, 2002. ING Funds Distributor, LLC, ING Investments and Aeltus are indirect wholly owned subsidiaries of ING Groep N.V. ("ING Groep"). ING Groep is a global financial institution active in the field of insurance, banking and asset management in more that 65 countries.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements, and such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A. SECURITY VALUATION. The Fund uses the amortized cost method to value its portfolio securities. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity.

B. SECURITY TRANSACTIONS AND REVENUE RECOGNITION. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities delivered. Interest income is recorded on an accrual basis. Premium amortization and discount accretion are determined by the effective yield method.

C. DISTRIBUTIONS TO SHAREHOLDERS. The Fund records distributions to its shareholders on ex-dividend date. Dividends are declared daily from net investment income and paid monthly, generally on the last business day of each month. Distribution of net realized gains, to the extent available, will be declared and paid at least annually by the Fund.

D. FEDERAL INCOME TAXES. It is the policy of the Fund, to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. In addition, by distributing during each calendar year substantially all of its net investment income and net realized capital gains, the Fund intends not to be subject to any federal excise tax. The Board of Directors ("Board") intends to offset any net capital gains with any available capital loss carryforward until each carryforward has been fully utilized or expires. In addition, no capital gain distribution shall be made until the capital loss carryforward has been fully utilized or expires.

E. USE OF ESTIMATES. Management of the Fund has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from these estimates.

F. REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System or with member banks of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. The Fund will always receive, as collateral, securities acceptable to it whose market value is equal to at least 100% of the amount being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. If the seller defaults, the Fund might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement

--------------------------------------------------------------------------------

     declines, and it might incur disposition costs in liquidating the collateral.

G. SECURITIES LENDING. The Fund has the option to temporarily loan 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash, letters of credit or U.S. Government securities. During the year ended March 31, 2003, the Fund did not loan any securities.

H. ILLIQUID AND RESTRICTED SECURITIES. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price. Restricted securities are those sold under Rule 144A of the Securities Act of 1933 ("1933 Act") or are securities offered pursuant to Section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. The Fund may invest up to 10% of its net assets in illiquid securities. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board. The Fund will not pay the costs of disposition of restricted securities other than ordinary brokerage fees, if any.

NOTE 3 -- INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Fund has entered into an Investment Management Agreement with ING Investments, LLC. ("the Manager" the "Investment Manager" or the "Adviser"), a wholly-owned subsidiary of ING Groep. The investment management agreement compensates the Manager with a fee based on the Fund's average daily net assets at the following rates: 0.20% for the first $1 billion, 0.19% of the next $2 billion and 0.18% in excess of $3 billion.

The Adviser entered into a subadvisory agreement with Aeltus effective March 1, 2002. Aeltus manages the Fund's assets in accordance with the Fund's investment objectives, policies, and limitations, subject to oversight by the Adviser. The subadvisory agreement with Aeltus provides that the Adviser will pay Aeltus a subadvisory fee at an annual rate of 0.090% on the first $1 billion, 0.086% on the next $2 billion and 0.081% over $3 billion based on the Fund's average daily net assets.

Pursuant to the Administrative Services Agreement effective April 1, 2002 ING Funds Services, LLC ("IFS") acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from the Fund a fee at an annual rate of 0.08% of its average daily net assets. Prior to April 1, 2002, Aeltus acted as administrator to the Fund.

NOTE 4 -- DISTRIBUTION AND SERVICE FEES

The Fund has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan"), whereby ING Funds Distributor, LLC (the "Distributor") is compensated by the Fund for expenses incurred in the distribution of the Fund's shares ("Distribution Fees"). Pursuant to the 12b-1 Plan, the Distributor is entitled to a payment each month for actual expenses incurred in the distribution and promotion of the Fund's shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees ("Service Fees") paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, the Fund pays the Distributor a combined Distribution and Service Fee of 0.65% of the average daily net assets of the Fund.

--------------------------------------------------------------------------------


NOTE 5 -- OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At March 31, 2003 the Fund had the following amounts recorded in payable to affiliates on the accompanying Statement of Assets and Liabilities (see Notes 3, 4 and 7):

                                              ACCRUED
 ACCRUED                                    SHAREHOLDER
INVESTMENT               ACCRUED            SERVICES AND
MANAGEMENT           ADMINISTRATIVE         DISTRIBUTION
   FEES                   FEES                  FEES                 TOTAL
------------         --------------         -------------         -----------
 $ 64,091               $ 25,637              $208,298              $298,026

The Fund has adopted a Deferred Compensation Plan (the "Plan") which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors' fees payable. The deferred fees are invested in various funds advised by ING Investments, LLC until distribution in accordance with the Plan.

NOTE 6 -- OTHER ACCRUED EXPENSES AND LIABILITIES

At March 31, 2003 the Fund had the following payables recorded in Other Accrued Expenses and Liabilities on the Statement of Assets and Liabilities:

PAYABLE FOR    PAYABLE FOR    PAYABLE FOR     PAYABLE FOR      TOTAL OTHER
 CUSTODY      PROFESSIONAL   TRANSFER AGENT      OTHER      ACCRUED EXPENSES
   FEES           FEES            FEES          EXPENSES     AND LIABILITIES
-----------   ------------   --------------   -----------   ----------------
 $ 33,536       $ 27,202        $ 20,395        $ 27,331         $108,464

NOTE 7 -- EXPENSE LIMITATIONS

The Investment Manager is contractually obligated through March 31, 2004 to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to 0.95% of the average daily net assets.

The Fund will at a later date reimburse the Investment Manager for expenses waived during the previous 36 months, but only if, after such reimbursement, the Fund's expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Manager of such waived and reimbursed fees are reflected on the accompanying Statement of Operations for the Fund. Actual expense ratios are included in the Financial Highlights.

As of March 31, 2003, the cumulative amount of reimbursed fees that is subject to possible recoupment by the Manager is $437,453.

NOTE 8 -- LINE OF CREDIT

The Fund included in this report, in addition to certain other funds managed by the Adviser, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement ") with a syndicate of banks led by Citibank, N.A. for an aggregate amount of $200,000,000. The proceeds may be used only to:
(1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount. Each of the Funds will pay its pro rata share of both the agent and commitment fee. Generally, borrowings under the Credit Agreement accrue interest at the Federal Funds Rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance. At March 31, 2003, the Fund did not have any loans outstanding under the line of credit.

--------------------------------------------------------------------------------

NOTE 9 -- CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

                                                  YEAR             FIVE MONTHS           YEAR
                                                  ENDED               ENDED             ENDED
                                             MARCH 31, 2003    MARCH 31, 2002(1)   OCTOBER 31, 2001
                                             --------------    ----------------    ----------------
BROKERAGE CASH RESERVES
 (Number of shares)
Shares sold                                     204,125,182         78,428,819         276,945,746
Shares issued as reinvestment of dividends        3,115,296          2,366,687          15,486,530
Shares redeemed                                (217,347,548)       (96,330,037)       (206,652,682)
                                             --------------     --------------      --------------
Net increase (decrease) in shares
 outstanding                                    (10,107,070)       (15,534,531)         85,779,594
                                             ==============     ==============      ==============
BROKERAGE CASH RESERVES ($)
Shares sold                                  $  204,125,182     $   78,428,819      $  276,945,746
Shares issued as reinvestment of dividends        3,115,296          2,366,687          15,486,530
Shares redeemed                                (217,347,548)       (96,330,037)       (206,652,682)
                                             --------------     --------------      --------------
Net increase (decrease) in shares
 outstanding                                 $  (10,107,070)    $  (15,534,531)     $   85,779,594
                                             ==============     ==============      ==============

----------
(1)  The Fund changed its fiscal year-end from October 31 to March 31.

NOTE 10 -- FEDERAL INCOME TAXES

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. The tax composition of dividends and distributions to shareholders for year ended March 31, 2003 were as follow:

                              ORDINARY         LONG-TERM        TAX RETURN OF
                               INCOME        CAPITAL GAINS         CAPITAL
                             ----------      -------------      -------------
Brokerage Cash Reserves      $3,115,296         $   --              $  --

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. Key differences are the treatment of short-term capital gains, foreign currency transactions and other temporary or permanent differences. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications.

During the year ended March 31, 2003, $8,375 of capital loss carryfoward was utilized for the Fund.

Capital loss carryforwards, which may be used to offset future realized capital gains for federal income tax purposes were as follows at March 31, 2003:

                              AMOUNT      EXPIRATION DATES
                             --------     ----------------
Brokerage Cash Reserves      $241,726      March 31, 2008
                             $888,677      March 31, 2009

The following represents the tax-basis components of distributable earnings as of March 31, 2003:

                                                 UNDISTRIBUTED                         CAPITAL
                              UNDISTRIBUTED        LONG-TERM        UNREALIZED          LOSS
                             ORDINARY INCOME     CAPITAL GAINS     APPRECIATION     CARRYFORWARDS
                             ---------------     -------------     ------------     -------------
Brokerage Cash Reserves         $ 50,230             $ --              $ --           $1,130,403

--------------------------------------------------------------------------------

NOTE 11 -- ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Fund's Board, the following securities have been deemed to be illiquid. The Fund currently limits investment in illiquid securities to 10% of the Fund's net assets, at market value, at time of purchase.

                                            PRINCIPAL         INITIAL                                        PERCENT
                                             AMOUNT/        ACQUISITION                                       OF NET
            SECURITY                         SHARES            DATE            COST           VALUE           ASSETS
            --------                         ------            ----            ----           -----           ------
Goldman Sachs, 1.400%, due 10/27/03        $ 4,000,000       01/28/03       $ 4,000,000     $ 4,000,000        1.07%
MMKT Trust, 1.439%, due 02/19/04             4,300,000       02/19/03         4,298,092       4,298,092        1.15%
MMKT Trust, 1.890%, due 12/03/03             2,900,000       06/19/02         2,900,000       2,900,000        0.77%
Money Market Trust, 1.489% Series A-1,
 due 04/09/04                                7,400,000       03/12/03         7,400,000       7,400,000        1.98%
                                                                            -----------     -----------       -----
                                                                            $18,598,092     $18,598,092        4.97%
                                                                            ===========     ===========       =====

NOTE 12 -- SUBSEQUENT EVENTS

DIVIDENDS. Subsequent to March 31, 2003 the Fund declared dividends from net investment income of:

PER SHARE
  AMOUNT                        PAYABLE DATE                  RECORD DATE
---------                      --------------                 -----------
 $.0003                        April 30, 2003                    Daily

ING
Brokerage
Cash
Reserves(1)                        PORTFOLIO OF INVESTMENTS as of March 31, 2003
--------------------------------------------------------------------------------
Principal
 Amount                                                               Value
--------------------------------------------------------------------------------

ASSET-BACKED SECURITIES: 21.0%
$ 3,750,000        Blue Ridge Asset Funding, 1.250%, due 04/23/03  $  3,747,135
  4,000,000        Blue Ridge Asset Funding, 1.260%, due 04/17/03     3,997,760
    376,783        Caterpillar Financial Assets, 1.818%,
                     due 07/25/03                                       376,783
  4,000,000        Ciesco, L.P., 1.260%, due 04/07/03                 3,999,160
  3,000,000        Corporate Asset Funding, 1.260%, due 04/04/03      2,999,685
  3,800,000        Crown Point Capital, 1.250%, due 09/10/03          3,778,625
  2,140,000        Crown Point Capital, 1.380%, due 04/04/03          2,139,754
  2,800,000        Crown Point Capital, 1.160%, due 09/10/03          2,785,384
  4,000,000        Edison Asset Securities, LLC, 1.250%,
                     due 07/16/03                                     3,985,278
  4,000,000        Edison Asset Securities, LLC, 1.260%,
                     due 05/08/03                                     3,994,820
  3,500,000        Edison Asset Securities, LLC, 1.280%,
                     due 04/11/03                                     3,498,756
  2,173,805        Nissan Auto Receivables, 1.704%, due 09/08/03      2,173,805
 14,000,000        Permanent Financing, 1.816%, due 06/10/03         14,000,000
  4,000,000        Preferred Receivable Funding, 1.250%,
                    due 04/22/03                                      3,997,083
  4,000,000        Preferred Receivable Funding, 1.250%,
                    due 04/25/03                                      3,996,666
  2,025,466        RASC Home Equity Mortgage, 1.730%,
                    due 08/25/03                                      2,025,466
  2,141,508        TRIAD Auto Receivables, 1.723%, due 09/12/03       2,141,508
  4,000,000        Variable Funding Capital, 1.260%, due 04/03/03     3,999,720
  4,000,000        Variable Funding Capital, 1.260%, due 04/16/03     3,997,900
  1,081,629        WFS Financial Owner Trust, 1.733%,
                    due 08/20/03                                      1,081,629
  4,000,000        Windmill Funding Corp, 1.260%, due 05/14/03        3,993,980
  2,000,000        Windmill Funding Corp, 1.290%, due 04/09/03        1,999,427
                                                                   ------------
                   Total Asset-Backed Securities
                     (Cost $78,710,324)                              78,710,324
                                                                   ------------
CERTIFICATES OF DEPOSIT: 13.0%
  4,000,000   @@   Abbey National Treasury, 1.270%, due 05/06/03      4,000,000
  4,000,000   @@   ABN Amro Bank NV, 1.310%, due 04/30/03             4,000,032
  4,000,000   @@   Barclays Bank PLC, 1.260%, due 09/03/03            3,999,999
  2,000,000   @@   Barclays Bank PLC, 1.270%, due 05/13/03            2,000,020
  4,500,000   @@   Barclays Bank PLC, 1.620%, due 12/09/03            4,505,225
  4,000,000   @@   Canadian Imperial Bank, 1.290%, due 08/11/03       4,000,569
  5,000,000   @@   Canadian Imperial Bank, 1.370%, due 04/28/03       5,000,036
  4,500,000        HBOS Treasury Services, 1.250%, due 07/29/03       4,499,831
  4,000,000        Southtrust Bank NA, 1.380%, due 05/07/03           4,000,000
  4,700,000        State Street Bank & Trust, 1.420%,
                     due 04/02/04                                     4,700,000
  8,000,000   @@   Svenska Handelsbaken, 1.310%, due 04/14/03         8,000,029
                                                                   ------------
                   Total Certificates of Deposit
                     (Cost $48,705,741)                              48,705,741
                                                                   ------------
COMMERCIAL PAPERS: 6.7%
  1,500,000        Aegon Funding Corp., 1.265%, due 05/01/03          1,498,419
  4,000,000        Bristol-Myers Squibb Co., 1.350%,
                     due 04/02/03                                     3,999,850
  3,500,000        Coca Cola Enterprises, 1.260%, due 06/16/03        3,490,690
  4,000,000        Household Finance Corp., 1.320%, due 06/19/03      3,988,413
  4,000,000        Household Finance Corp., 1.340%, due 04/29/03      3,995,831
  4,000,000        Household Finance Corp., 1.380%, due 04/15/03      3,997,853
  4,000,000        Morgan Stanley Dean Witter, 1.300%,
                     due 04/08/03                                     3,998,989
                                                                   ------------
                   Total Commercial Papers
                     (Cost $24,970,045)                              24,970,045
                                                                   ------------
CORPORATE NOTES: 44.0%
  5,000,000        American Express Centurion, 1.929%,
                     due 04/29/03                                     5,000,079
  2,400,000        American Honda Finance, 1.400%, due 09/16/03       2,400,237
  5,000,000        American Honda Finance, 1.940%, due 04/21/03       5,000,044
  3,477,000        Associates Corp., 5.750%, due 11/01/03             3,563,434
  6,500,000        Bank Of America Corp., 6.820%, due 08/18/03        6,506,355
  1,500,000   @@   Bank Of Scotland, 1.770%, due 01/22/04             1,500,446
  4,000,000        Bank One NA, 1.290%, due 02/24/04                  3,999,637
  4,000,000        Bank One NA, 1.290%, due 03/04/04                  3,999,631
  4,000,000        Bank One NA, 4.906%, due 04/10/03                  4,000,198
  2,300,000        Bankamerica Corp., 5.750%, due 03/01/04            2,392,726
  4,700,000   @@   Barclays Bank PLC, 1.280%, due 03/08/04            4,699,562
    930,000        Bell Atlantic, 5.875%, due 02/01/04                  962,931
  4,000,000        Bellsouth Corp., 4.105%, due 04/26/03              4,007,738
  4,000,000        BP Capital, 1.295%, due 03/08/04                   4,000,000
  6,250,000        Citigroup, Inc., 3.848%, due 07/17/03              6,252,186
  1,500,000        First Union National Bank, 1.660%,
                     due 02/20/04                                     1,503,968
  3,000,000        Fleet Boston Corp., 6.913%, due 07/31/03           3,002,202

                 See Accompanying Notes to Financial Statements

ING
Brokerage
Cash
Reserves               PORTFOLIO OF INVESTMENTS as of March 31, 2003 (Continued)
--------------------------------------------------------------------------------
Principal
 Amount                                                               Value
--------------------------------------------------------------------------------

CORPORATE NOTES (CONTINUED)
$ 4,600,000        General Electric Capital, 1.770%, due 01/28/04  $  4,602,299
  5,000,000        General Electric Capital, 1.870%, due 12/09/03     5,000,000
  5,500,000        General Electric Capital, 1.434%, due 10/22/03     5,503,956
  4,000,000        Goldman Sachs, 1.350%, due 09/26/03                4,000,000
  4,000,000    I   Goldman Sachs, 1.400%, due 10/27/03                4,000,000
  8,000,000        Goldman Sachs, 1.604%, due 08/01/03                8,000,000
    900,000        GTE North, 6.000%, due 01/15/04                      930,352
  4,000,000        J P Morgan Chase, 4.985%, due 06/23/03             4,001,660
  3,000,000        Merrill Lynch & Co., Inc., 1.987%,
                     due 08/01/03                                     3,003,359
  4,300,000    I   MMKT Trust, 1.439%, due 02/19/04                   4,298,092
  2,900,000    I   MMKT Trust, 1.890%, due 12/03/03                   2,900,000
  7,400,000    I   Money Market Trust Series A-1, 1.489%,
                     due 04/09/04                                     7,400,000
  2,500,000        Morgan Stanley Dean Witter, 6.800%,
                     due 05/05/03                                     2,500,606
  4,500,000   @@   Rabobank Nederland NV, 1.293%, due 01/22/04        4,500,000
  4,500,000   @@   Rabobank Nederland NV, 1.295%, due 01/23/04        4,500,000
  2,700,000        Salomon Smith Barney, 1.480%, due 11/13/03         2,703,019
  3,000,000        Salomon Smith Barney, 1.721%, due 06/12/03         3,001,967
  7,600,000        Toyota Motor Credit Corp., 1.370%,
                     due 01/16/04                                     7,600,000
  3,700,000        US Bancorp, 1.510%, due 09/15/03                   3,704,797
  2,000,000        US Bank, 1.390%, due 11/14/03                      2,001,184
  2,500,000        Wells Fargo Bank, 1.280%, due 02/06/04             2,500,000
  4,500,000        Wells Fargo Bank, 1.300%, due 01/26/04             4,500,000
  4,000,000        Wells Fargo Bank, 1.321%, due 11/24/03             4,000,000
  2,500,000        Wells Fargo Bank, 1.338%, due 01/02/04             2,500,000
  4,000,000        Wells Fargo Bank, 1.680%, due 04/01/03             4,000,000
                                                                   ------------
                   Total Corporate Notes
                     (Cost $164,442,665)                             164,442,665
                                                                   ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS: 7.6%
  4,000,000        Federal Home Loan Bank, 1.410%, due 03/05/04       4,000,000
  4,000,000        Federal Home Loan Bank, 1.410%, due 03/08/04       4,000,000
  4,500,000        Federal Home Loan Bank, 1.500%, due 02/17/04       4,500,000
  4,800,000        Federal Home Loan Bank, 5.375%, due 01/05/04       4,953,851
  2,200,000        Federal Home Loan Bank, 5.500%, due 02/25/04       2,280,970
  3,800,000        Federal Home Loan Mortgage Corporation,
                     3.250%, due 01/15/04                             3,859,395
    940,000        Federal Home Loan Mortgage Corporation,
                     3.400%, due 02/20/04                               956,662
  4,000,000        Federal National Mortgage Association,
                     1.420%, due 02/12/04                             4,000,000
                                                                   ------------
                   Total U.S. Government Agency Obligations
                     (Cost $28,550,878)                              28,550,878
                                                                   ------------
REPURCHASE AGREEMENT: 7.6%
 28,477,000        Morgan Stanley Repurchase Agreement dated
                     03/31/03, 1.300%, due 04/01/03, $28,478,028
                     to be received upon repurchase
                     (Collateralized by $28,830,000 Federal Home
                     Loan Mortgage Corporation, 2.375% Market
                     Value $28,947,136 due 04/15/06)                 28,477,000
                                                                   ------------
                   Total Repurchase Agreement
                     (Cost $28,477,000)                              28,477,000
                                                                   ------------
                   TOTAL INVESTMENTS IN SECURITIES
                     (COST $ 373,856,653)*                 99.9%   $373,856,653
                   OTHER ASSETS AND LIABILITIES-NET         0.1         494,874
                                                         ------    ------------
                   NET ASSETS                             100.0%   $374,351,527
                                                         ======    ============

----------
*    Also represents cost for income tax purposes.
@@   Foreign Issuer
PLC  Public Limited Company
I    Illiquid
(1) All securities with a maturity date greater than one year have either a variable rate, demand feature, prerefunded, optional or mandatory put resulting in an effective maturity of one year or less. Rate shown reflects current rate.

                                                                   Percentage of
Industry                                                            Net Assets
--------                                                           -------------
Asset-Backed Securities                                                21.0%
Bank Holding Companies                                                  5.2%
Bottled, Canned Soft Drinks and Carbonated Waters                       0.9%
Commercial Banks, NEC                                                   1.7%
Federal and Federally-Sponsored Credit Agencies                         7.6%
Foreign Bank, Branches and Agencies                                    14.8%
Life Insurance                                                          0.4%
Miscellaneous Business Credit Institution                               1.2%
National Commercial Banks                                              11.2%
Personal Credit Institutions                                           16.5%
Pharmaceutical Preparations                                             1.9%
Security Brokers, Dealers and Flotation Companies                       8.3%
Telephone Communications                                                1.6%
Repurchase Agreement                                                    7.6%
Other Assets and Liabilities, Net                                       0.1%
                                                                     ------
NET ASSETS                                                            100.0%
                                                                     ======

                 See Accompanying Notes to Financial Statements

                          TAX INFORMATION (Unaudited)
--------------------------------------------------------------------------------

Dividends paid during the year ended March 31, 2003 were as follows:

       FUND NAME                   TYPE                     PER SHARE AMOUNT
-----------------------            ----                     ----------------
Brokerage Cash Reserves            NII                          0.008152

----------
NII -- Net investment income

The above figure may differ from those cited elsewhere in this report due to differences in the calculation of income and gains for Securities and Exchange Commission (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January 2003, shareholders, excluding corporate shareholders, received an IRS Form 1099 DIV regarding the federal tax status of the dividends and distributions received by them in calendar 2002.

                 See Accompanying Notes to Financial Statements

                 DIRECTOR AND OFFICER INFORMATION (Unaudited)
--------------------------------------------------------------------------------

The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below:

                                                 TERM OF                                     NUMBER OF
                                                OFFICE AND          PRINCIPAL              PORFOLIOS IN         OTHER
                                  POSITION(S)   LENGTH OF          OCCUPATION(S)           FUND COMPLEX     DIRECTORSHIPS
    NAME, ADDRESS                 HELD WITH       TIME              DURING THE              OVERSEEN BY        HELD BY
       AND AGE                       FUND       SERVED(1)         PAST FIVE YEARS            DIRECTOR          DIRECTOR
       -------                       ----       ---------         ---------------            --------          --------
INDEPENDENT DIRECTORS

Albert E. DePrince, Jr.            Director     June, 1998      Director, Business and           54               None
7337 E. Doubletree Ranch Road                   to present      Economic Research
Scottsdale, Arizona 85258                                       Center (1999 to present)
Born: 1941                                                      and Professor of
                                                                Economics and Finance,
                                                                Middle Tennessee State
                                                                University (1991 to
                                                                present).

Maria T. Fighetti                  Director     April, 1994     Associate Commissioner,          54               None
7337 E. Doubletree Ranch Road                   to present      Contract Management --
Scottsdale, Arizona 85258                                       Health Services for New
Born: 1943                                                      York City Department of
                                                                Mental Health, Mental
                                                                Retardation and Alcohol
                                                                Services (1973 to 2002).
Sidney Koch                        Director     April, 1994     Financial Adviser and            54               None
7337 E. Doubletree Ranch Road                   to present      Self-Employed (January
Scottsdale, Arizona 85258                                       1993 to present).
Born: 1935

Corine T. Norgaard                 Director     June, 1991      Dean, Barney School of           54       Director/Trustee, Mass
7337 E. Doubletree Ranch Road                   to present      Business, University of                   Mutual Corporate Investors
Scottsdale, Arizona 85258                                       Hartford (August 1996 to                  (April 1997 - Present)
Born: 1937                                                      present).

Edward T. O'Dell                   Director     June, 2002      Formerly,                        54               None
7337 E. Doubletree Ranch Road                   to present      Partner/Chairman of
Scottsdale, Arizona 85258                                       Financial Service Group,
Born: 1935                                                      Goodwin Proctor LLP
                                                                (June 1966 to September
                                                                2000); Chairman,
                                                                Committee I --
                                                                International Bar
                                                                Association (1995 to
                                                                1999).

Joseph E. Obermeyer(2)             Director     January,        President, Obermeyer &           54               None
7337 E. Doubletree Ranch Road                   2003 to         Associates, Inc.
Scottsdale, Arizona 85258                       present         (Novemeber 1999 to
Born: 1957                                                      present) and Senior
                                                                Manager, Arthur
                                                                Anderson LLP (1995 to
                                                                October 1999).

--------------------------------------------------------------------------------

                                                 TERM OF                                     NUMBER OF
                                                OFFICE AND          PRINCIPAL              PORFOLIOS IN         OTHER
                                  POSITION(S)   LENGTH OF          OCCUPATION(S)           FUND COMPLEX     DIRECTORSHIPS
    NAME, ADDRESS                 HELD WITH       TIME              DURING THE              OVERSEEN BY        HELD BY
       AND AGE                       FUND       SERVED(1)         PAST FIVE YEARS            DIRECTOR          DIRECTOR
       -------                       ----       ---------         ---------------            --------          --------
DIRECTORS WHO ARE "INTERESTED PERSONS"

J. Scott Fox(3)                    Director     December,       President and Chief              54       Mr. Fox is a Director of
Aeltus Investment                               1997 to         Executive Officer (April                  IPC Financial Network,
Management, Inc.                                present         2001 to present),                         Inc. (January 2001 to
10 State House Square                                           Managing Director and                     present).
Hartford, Connecticut                                           Chief Operating Officer
Born: 1955                                                      (April 1994 to April
                                                                2001), Chief Financial
                                                                Officer (April 1994 to
                                                                July 2001), Aeltus
                                                                Investment
                                                                Management, Inc.;
                                                                Executive Vice President
                                                                (April 2001 to present),
                                                                Director, Chief Operating
                                                                Officer (February 1995 to
                                                                present), Chief Financial
                                                                Officer, Managing
                                                                Director (February 1995
                                                                to April 2001), Aeltus
                                                                Capital, Inc; Senior Vice
                                                                President - Operations,
                                                                Aetna Life Insurance and
                                                                Annuity Company, March
                                                                1997 to December 1997.

--------------------------------------------------------------------------------

                                                 TERM OF                                     NUMBER OF
                                                OFFICE AND          PRINCIPAL              PORFOLIOS IN         OTHER
                                  POSITION(S)   LENGTH OF          OCCUPATION(S)           FUND COMPLEX     DIRECTORSHIPS
    NAME, ADDRESS                 HELD WITH       TIME              DURING THE              OVERSEEN BY        HELD BY
       AND AGE                       FUND       SERVED(1)         PAST FIVE YEARS            DIRECTOR          DIRECTOR
       -------                       ----       ---------         ---------------            --------          --------
Thomas J. McInerney(4)             Director     April, 2002     Chief Executive Officer,        161       Trustee, GCG Trust
ING Worksite Financial Series                   to present      ING U.S. Financial                        (February 2002 - Present);
7337 E. Doubletree Ranch Rd.                                    Services (September 2001                  Director, Equitable Life
Scottsdale, Arizona 85258                                       to present); General                      Insurance Co., Golden
Born: 1956                                                      Manager and Chief                         American Life Insurance
                                                                Executive Officer, ING                    Co., Life Insurance
                                                                U.S. Worksite Financial                   Company of Georgia,
                                                                Services (December 2000                   Midwestern United Life
                                                                to present); Member, ING                  Insurance Co., ReliaStar
                                                                Americas Executive                        Life Insurance Co.,
                                                                Committee (2001 to                        Security Life of Denver,
                                                                present); President, Chief                Security Connecticut Life
                                                                Executive Officer and                     Insurance Co., Southland
                                                                Director of Northern Life                 Life Insurance Co., USG
                                                                Insurance Company                         Annuity and Life Company,
                                                                (2001 to present), ING                    and United Life and
                                                                Aeltus Holding Company,                   Annuity Insurance Co. Inc
                                                                Inc. (2000 to present),                   (March 2001 - Present);
                                                                ING Retail Holding                        Trustee, Ameribest Life
                                                                Company (1998 to                          Insurance Co.,
                                                                present), ING Life                        (2001-2003); Trustee,
                                                                Insurance and Annuity                     First Columbine Life
                                                                Company (1997 to                          Insurance Co.,
                                                                present) and ING                          (2001-2002); Member of the
                                                                Retirement Holdings, Inc.                 Board, National Commission
                                                                (1997 to 2002). Formerly,                 on Retirement Policy,
                                                                General Manager and                       Governor's Council on
                                                                Chief Executive Officer,                  Economic Competitiveness
                                                                ING Worksite Division                     and Technology of
                                                                (December 2000 to                         Connecticut, Connecticut
                                                                October 2001), President,                 Business and Industry
                                                                ING-SCI, Inc. (August                     Association, Bushnell;
                                                                1997 to December 2000);                   Connecticut Forum; Metro
                                                                President, Aetna                          Hartford Chamber of
                                                                Financial Services                        Commerce; and is Chairman,
                                                                (August 1997 to                           Concerned Citizens for
                                                                December 2000); Head of                   Effective Government.
                                                                National Accounts, Core
                                                                Sales and Marketing,
                                                                Aetna U.S. Healthcare
                                                                (April 1996 to March
                                                                1997);

----------
(1)  Directors serve until their successors are duly elected and qualified.
(2)  Mr. Obermeyer was elected to the Board on January 1, 2003.
(3) Mr. Fox is an "interested person", as defined by the Investment Company Act of 1940 Act, as amended ("1940 Act"), because of his relationship with Aeltus Investment Management, Inc, an affiliate of ING Investments, LLC.
(4) Mr. McInerney is an "interested person", as defined by the Investment Company Act of 1940 Act, as amended ("1940 Act") because of his relationship with ING U.S. Worksite Financial Services, and affiliate of ING Investments, LLC.

--------------------------------------------------------------------------------

                                                                                          PRINCIPAL
                                                       TERM OF OFFICE                    OCCUPATION(S)
    NAME, ADDRESS                    POSITIONS          AND LENGTH OF                     DURING THE
       AND AGE                    HELD WITH FUND         SERVICE(1)                     LAST FIVE YEARS
       -------                    --------------         ----------                     ---------------
OFFICERS:
James M. Hennessy                President, Chief        March 2002         President and Chief Executive Officer,
7337 E. Doubletree Ranch Rd.     Executive Officer,      to present         ING Capital Corporation, LLC, ING Funds
Scottsdale, Arizona 85258        and Chief                                  Services, LLC, ING Advisors, Inc., ING
Born: 1949                       Operating Officer                          Investments, LLC, Lexington Funds
                                                                            Distributor, Inc., Express America T.C.,
                                                                            Inc. and EAMC Liquidation Corp.
                                                                            (December 2001 - Present); Executive
                                                                            Vice President and Chief Operating
                                                                            Officer and ING Funds Distributor, LLC
                                                                            (June 2000 - Present). Formerly, Executive
                                                                            Vice President and Chief Operating
                                                                            Officer, ING Quantitative Management,
                                                                            Inc. (October 2001 - September 2002),
                                                                            Senior Executive Vice President (June
                                                                            2000 - December 2000) and Secretary
                                                                            (April 1995 - December 2000), ING
                                                                            Capital Corporation, LLC, ING Funds
                                                                            Services, LLC, ING Investments, LLC, ING
                                                                            Advisors, Inc., Express America T.C., Inc.
                                                                            and EAMC Liquidation Corp.; Executive
                                                                            Vice President, ING Capital Corporation,
                                                                            LLC and its affiliates (May 1998 - June
                                                                            2000); and Senior Vice President, ING
                                                                            Capital Corporation, LLC and its affiliates
                                                                            (April 1995 - April 1998).

Stanley D. Vyner                 Executive Vice          March 2002         Executive Vice President of ING Advisors,
7337 E. Doubletree Ranch Rd.     President               to present         Inc. and ING Investments, LLC (July 2000
Scottsdale, Arizona 85258                                                   to present) and Chief Investment Officer
Born: 1950                                                                  of the International Portfolios, ING
                                                                            Investments, LLC (July 1996 to present).
                                                                            Formerly, President and Chief Executive
                                                                            Officer of ING Investments, LLC (August
                                                                            1996 to August 2000).

Michael J. Roland                Executive Vice          March 2002         Executive Vice President, Chief Financial
7337 E. Doubletree Ranch Rd.     President,              to present         Officer and Treasurer of ING Funds
Scottsdale, Arizona 85258        Assistant Secretary                        Services, LLC, ING Funds Distributor, LLC,
Born: 1958                       and                                        ING Advisors, Inc., ING Investments, LLC,
                                 Principal Financial                        Lexington Funds Distributor, Inc., Express
                                 Officer                                    America T.C. Inc. and EAMC Liquidation
                                                                            Corp. (December 2001 to present).
                                                                            Formerly, Executive Vice President, Chief
                                                                            Financial Officer and Treasurer ING
                                                                            Quantitative Management (December
                                                                            2001 - September 2002), formerly, Senior
                                                                            Vice President, ING Funds Services, LLC,
                                                                            ING Investments, LLC, and ING Funds
                                                                            Distributor, LLC (June 1998 to December
                                                                            2001) and Chief Financial Officer of
                                                                            Endeavor Group (April 1997 to June
                                                                            1998).

--------------------------------------------------------------------------------

                                                                                          PRINCIPAL
                                                       TERM OF OFFICE                    OCCUPATION(S)
    NAME, ADDRESS                    POSITIONS          AND LENGTH OF                     DURING THE
       AND AGE                    HELD WITH FUND         SERVICE(1)                     LAST FIVE YEARS
       -------                    --------------         ----------                     ---------------
OFFICERS:

Robert S. Naka                   Senior Vice             March 2002         Senior Vice President and Assistant
7337 E. Doubletree Ranch Rd.     President and           to present         Secretary of ING Funds Services, LLC, ING
Scottsdale, Arizona 85258        Assistant Secretary                        Funds Distributor, LLC, ING Advisors, Inc.,
Born: 1963                                                                  ING Capital Corporation, LLC ING
                                                                            Investments, LLC, (October 2001to
                                                                            present) and Lexington Funds
                                                                            Distributor, Inc. (December 2001to
                                                                            present). Formerly, Senior Vice President
                                                                            and Assistant Secretary, ING Quantitive
                                                                            Management, INC. (October 2001 -
                                                                            September 2002). Formerly, Vice
                                                                            President, ING Investments, LLC (April
                                                                            1997 to October 1999), ING Funds
                                                                            Services, LLC (February 1997 to August
                                                                            1999) and Assistant Vice President, ING
                                                                            Funds Services, LLC (August 1995 to
                                                                            February 1997).

Robyn L. Ichilov                 Vice President and      March 2002         Vice President of ING Funds Services, LLC
7337 E. Doubletree Ranch Rd.     Treasurer               to present         (October 2001to present) and ING
Scottsdale, Arizona 85258                                                   Investments, LLC (August 1997 to
Born: 1967                                                                  present); Accounting Manager, ING
                                                                            Investments, LLC (November 1995 to
                                                                            present).

Kimberly A. Anderson             Vice President and      March 2002         Vice President and Secretary of ING
7337 E. Doubletree Ranch Rd.     Secretary               to present         Funds Services, LLC, ING Funds
Scottsdale, Arizona 85258                                                   Distributor, LLC, ING Advisors, Inc., ING
Born: 1964                                                                  Investments, LLC (October 2001to
                                                                            present) and Lexington Funds
                                                                            Distributor, Inc. (December 2001to
                                                                            present). Formerly, Vice President, ING
                                                                            Quantitative Management, Inc. (October
                                                                            2001 - September 2002). Formerly,
                                                                            Assistant Vice President of ING Funds
                                                                            Services, LLC (November 1999 to January
                                                                            2001) and has held various other
                                                                            positions with ING Funds Services, LLC
                                                                            for more than the last five years.

Lauren D. Bensinger              Vice President          March 2003 to      Vice President and Chief Compliance
7337 E. Doubletree Ranch Rd.                             present            Officer, ING Funds Distributor, LLC. (July
Scottsdale, Arizona 85258                                                   1995 - Present); Vice President (February
Born: 1954                                                                  1996 - Present) and Chief Compliance
                                                                            Officer (October 2001 - Present) ING
                                                                            Investments, LLC; Vice President and
                                                                            Chief Compliance Officer, ING Advisors,
                                                                            Inc. (July 2000 - Present), Vice President
                                                                            and Chief Compliance Officer, ING
                                                                            Quantitative Management, Inc. (July
                                                                            2000 - September 2002), and Vice
                                                                            President, ING Fund Services, LLC (July
                                                                            1995 - Present).

Todd Modic                       Assistant Vice          April 2002         Director of Financial Reporting of ING
7337 E. Doubletree Ranch Rd.     President               to present         Investments, LLC (March 2001to present).
Scottsdale, Arizona 85258                                                   Formerly, Director of Financial Reporting,
Born: 1967                                                                  Axient Communications, Inc. (May 2000
                                                                            to January 2001) and Director of
                                                                            Finance, Rural/Metro Corporation (March
                                                                            1995 to May 2000).

--------------------------------------------------------------------------------

                                                                                          PRINCIPAL
                                                       TERM OF OFFICE                    OCCUPATION(S)
    NAME, ADDRESS                    POSITIONS          AND LENGTH OF                     DURING THE
       AND AGE                    HELD WITH FUND         SERVICE(1)                     LAST FIVE YEARS
       -------                    --------------         ----------                     ---------------
OFFICERS:

Sue Kinens                       Assistant Vice          March 2003 to      Assistant Vice President and Assistant
7337 E. Doubletree Ranch Rd.     President and           present            Secretary, ING Funds Services, LLC
Scottsdale, Arizona 85258        Assistant Secretary                        (December 2002 - Present); and has held
Born: 1976                                                                  various other positions with ING Funds
                                                                            Services, LLC for the last five years.

Maria M. Anderson                Assistant Vice          April 2002         Assistant Vice President of ING Funds
7337 E. Doubletree Ranch Rd.     President               to present         Services, LLC (October 2001 to present).
Scottsdale, Arizona 85258                                                   Formerly, Manager of Fund Accounting
Born: 1958                                                                  and Fund Compliance, ING Investments,
                                                                            LLC (September 1999 to November
                                                                            2001); Section Manager of Fund
                                                                            Accounting, Stein Roe Mutual Funds
                                                                            (July 1998 to August 1999); and Financial
                                                                            Reporting Analyst, Stein Roe Mutual
                                                                            Funds (August 1997 to July 1998).

----------
(1) The officers hold office until the next annual meeting of the Directors and until their successors are duly elected and qualified.

                                                              AFBCRAR0303-052903

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEMS 4-8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

(a) Not applicable.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10. EXHIBITS.

(a)  Not applicable.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT. The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING SERIES FUND, INC.


By /s/ James M. Hennessy
   --------------------------------------
   James M. Hennessy
   President and Chief Executive Officer

Date June 6, 2003
     -----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/ James M. Hennessy
   --------------------------------------
   James M. Hennessy
   President and Chief Executive Officer

Date June 6, 2003
     -----------------



By /s/ Michael J. Roland
   --------------------------------------
   Michael J. Roland
   Executive Vice President and Chief Financial Officer

Date June 6, 2003
     -----------------